UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21569

                          Pioneer Asset Allocation Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  July 31


Date of reporting period:  August 1, 2016 through July 31, 2017


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                      Pioneer Solutions - Conservative Fund
                      Pioneer Solutions - Balanced Fund
                      Pioneer Solutions - Growth Fund

--------------------------------------------------------------------------------
                      Annual Report | July 31, 2017
--------------------------------------------------------------------------------

                      Ticker Symbols:

                                    Conservative       Balanced     Growth
                      Class            Fund             Fund         Fund
                      -----            -----            -----        -----
                        A              PIAVX            PIALX        GRAAX
                        C              PICVX            PIDCX        GRACX
                        R              PSMRX            BALRX        SOGRX
                        Y              IBBCX            IMOYX        IBGYX

                      [LOGO]   Amundi Pioneer
                               ==============
                             ASSET MANAGEMENT
                          visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Fund Reviews                                                                  12

Comparing Ongoing Fund Expenses                                               13

Prices and Distributions                                                      19

Portfolio Summary & Performance Update                                        22

Schedule of Investments                                                       37

Financial Statements                                                          49

Notes to Financial Statements                                                 71

Report of Independent Registered Public Accounting Firm                      106

Additional Information                                                       108

Approval of New and Interim Management Agreements                            110

Trustees, Officers and Service Providers                                     137

                             Pioneer Solutions Funds | Annual Report | 7/31/17 1

President's Letter

We are very pleased to announce that on July 3, 2017, Amundi Asset Management, a large European asset manager, officially acquired Pioneer Investments and announced the completion of a merger which combined Pioneer Investment Management USA, Inc., in Boston and Amundi Smith Breeden in Durham, N.C., to form Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"). Amundi Smith Breeden, founded as Smith Breeden Associates in 1982, is a highly regarded relative-value credit investor managing an extensive range of fixed-income strategies tailored to the needs of institutional investors.

Our new brand, Amundi Pioneer, now signifies:

o Ownership by Amundi Asset Management ("Amundi"). Amundi is Europe's largest asset manager and among the world's top 10 asset managers, as measured by assets under management (AUM), with approximately $1.3 trillion AUM.

o    The significantly larger scale and resources of the combined firms.

o Amundi's desire to maintain the strong brand recognition of Pioneer in the U.S., which dates back to 1928.

We would like to stress to shareowners that all of the Pioneer mutual funds have retained their previous names. In addition, there have been no changes to the portfolio managers or the funds' investment strategies as a result of the merger. Amundi Pioneer's newly combined investment team works together as one unit, discussing investment ideas, participating in research meetings, and collaborating across the expanded organization.

We are looking forward to the opportunity to leverage the broad global resources of Amundi. In bringing together Pioneer and Amundi Smith Breeden, we have combined organizations that share similar investment philosophies and corporate cultures, and that value teamwork across a collegial, collaborative environment. We are very excited about our future, as we believe the greater scale and expanded global reach of the combined firm provides several opportunities to better meet the needs of today's investors by exploring new, innovative investment solutions and integrating the abundance of thought leadership resources at Amundi, while also maintaining our commitment to providing existing shareowners with outstanding service locally.

2 Pioneer Solutions Funds | Annual Report | 7/31/17

Since 1928, we have believed in the importance of active management. The active decisions to invest in equities or fixed-income securities are made by a team of experienced investment professionals focusing on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. We believe Amundi Pioneer's shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future as we move into a new and exciting era.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
July 31, 2017

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                             Pioneer Solutions Funds | Annual Report | 7/31/17 3

Portfolio Management Discussion | 7/31/17

Important Note: On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Fund's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Fund's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc.

This transaction does not impact your existing relationship with Pioneer Investments, your advisor, or the methods you use to communicate with us, as the investor contact telephone numbers and services you expect will remain the same. We are excited, however, to be launching a new website representing the combined company. Come visit us at: www.amundipioneer.com.

In the following interview, portfolio managers John O'Toole and Paul Weber discuss the market environment and investment strategies that applied to the Pioneer Solutions Funds for the 12-month period ended July 31, 2017. Working out of our Dublin, Ireland office, Mr. O'Toole, Head of Multi-Asset Portfolio Management at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), Mr. Weber, Head of Fund Research & Manager Selection at Amundi Pioneer, and Salvatore Buono, Head of Strategy Alignment and Structured Products at Amundi Pioneer, are responsible for the day-to-day management of the portfolios.

Q    How did the Funds perform during the 12-month period ended July 31, 2017?

A During the 12-month period ended July 31, 2017, Pioneer Solutions - Conservative Fund's Class A shares returned 3.91% at net asset value, while the Morgan Stanley Capital International (MSCI) World ND Index(1)

(1) The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

4 Pioneer Solutions Funds | Annual Report | 7/31/17 returned 16.12% and the Bloomberg Barclays U.S. Aggregate Bond Index returned -0.51%. During the same period, the average return of the 359 mutual funds in Lipper's Mixed-Asset Target Allocation Conservative Funds category was 5.53%, and the average return of the 208 mutual funds in Morningstar's 15% to 30% Equity Allocation Funds category was 4.28%.

     Pioneer Solutions - Balanced Fund's Class A shares returned 7.04% at net asset value during the 12-month period, while the MSCI World ND Index returned 16.12% and the Bloomberg Barclays U.S. Aggregate Bond Index returned -0.51%. During the same period, the average return of the 548 mutual funds in Lipper's Mixed-Asset Target Allocation Moderate Funds category was 8.95%, and the average return of the 819 mutual funds in Morningstar's 50% to 70% Equity Allocation Funds category was 9.44%.

     Pioneer Solutions - Growth Fund's Class A shares returned 11.30% at net asset value during the 12-month period, while the MSCI World ND Index returned 16.12% and the Bloomberg Barclays U.S. Aggregate Bond Index returned -0.51%. During the same period, the average return of the 514 mutual funds in Lipper's Mixed-Asset Target Allocation Growth Funds category was 11.01%, and the average return of the 373 mutual funds in Morningstar's 70% to 85% Equity Allocation Funds category was 11.82%.

Q Could you characterize the economic and market backdrop during the 12-month period ended July 31, 2017?

A Performance of risk-based asset classes - such as stocks and high-yield bonds - over the 12-month period was driven in large part by the reaction of investors to the results of the November 8, 2016, U.S. presidential election, and to other election results in the developed markets. The period opened in August 2016 against a backdrop of leading overseas central banks in Europe, Japan, and China all pursuing aggressive monetary policies to support economic growth in the wake of the previous month's "Brexit" referendum in Britain, in which the country's electorate voted to leave the European Union (E.U.). Activity in the developed markets was relatively flat as economic data about global growth continued to be indecisive. As 2016 progressed, markets saw a pick-up in volatility as data indicated continued strengthening of the U.S. economy and as speculation increased that the U.S. Federal Reserve (the Fed) would raise its benchmark interest rate before the end of 2016.

     Equity markets as well as interest rates would rise sharply in the wake of the unanticipated U.S. election outcome in November, which resulted in unified Republican control of the White House and both houses of Congress. The results of the election led to speculation about stronger U.S. economic growth going forward, based on the new administration's expressed goals of cutting taxes, reducing regulations, and increasing infrastructure spending.

                             Pioneer Solutions Funds | Annual Report | 7/31/17 5

     In late November 2016, the OPEC (Organization of Petroleum Exporting Countries) oil cartel announced an agreement on limiting production, which stabilized the outlook for the energy sector and for a number of emerging markets economies. Risk sentiment in the global markets would become somewhat tempered in early December, however, as a referendum on Italian constitutional reform failed, leading Italy's prime minister to resign. Viewed in conjunction with the earlier Brexit referendum, the defeat of the Italian referendum renewed broader market concerns over the effects of rising populism on the future of the Euro zone, the world's second-largest economic bloc. In mid-December, the Fed finally did raise the Federal funds target rate by 0.25%, as expected, moving the target up to the 0.50% to 0.75% range. At the same time, the Fed hinted that it was considering three similarly incremental rate increases in 2017.

     Politics and speculation over central bank policies continued to affect market performance as 2017 got underway. The European Central Bank (ECB) upgraded its growth and inflation forecasts, leading markets to price in a rate hike. In the U.S., after priming markets for a rate increase, the Fed did not disappoint, raising the Federal funds rate by another 0.25% in mid-March. However, less aggressive rhetoric from the Fed on future interest-rate policy resulted in global bond yields moving lower, even though the Fed would raise rates yet again in June. The macroeconomic backdrop continued to strengthen, however, with data surprising on the upside across leading developed markets.

     On the political front, President Trump endured a setback in the pursuit of his goal of either repealing outright or significantly altering the Affordable Care Act, due to the lack of Congressional support from his own party. That failure prompted speculation that the president would also have trouble getting his pro-growth policies passed into law, and perhaps contributed to moderating U.S. economic growth over the first three months of 2017. In Europe, political risks abated in the spring as elections in both the Netherlands and France resulted in victories for more moderate candidates. The victory of the pro-E.U. Emmanuel Macron in the French elections in May had a particularly calming effect on global markets. The diminishing political risks in the Euro zone, in turn, supported a rally across riskier assets, led by equities.

     Disappointing global inflation data led to a pull-back in bond yields through most of the second quarter of 2017, but bond yields would bounce back as markets began pricing in tighter monetary policies following hawkish rhetoric from global central banks.

     For the full 12 months, global equities in aggregate returned 16.12%, as measured by the MSCI World ND Index. The U.S. equity market returned 16.03%, as measured by the Standard & Poor's 500 Index, modestly lagging developed market international equities, which returned 18.32%, as gauged

6 Pioneer Solutions Funds | Annual Report | 7/31/17 by the MSCI Europe, Australasia, Far East Index. Emerging markets outperformed all other areas during the 12-month period, returning 25.30%, as measured by the MSCI Emerging Markets Index.

     Within the U.S. equity market, while returns were comfortably into double digits across all segments, growth stocks outperformed value stocks, and small-cap stocks outperformed their large-cap counterparts. Based largely on the post-U.S. election spike in interest rates, bond returns were muted over the 12-month period, as reflected by the -0.51% return of the Bloomberg Barclays U.S. Aggregate Bond Index, a widely used measure of the performance of the U.S. bond market.

Q Can you review your overall investment approach taken with respect to management of the Funds?

A We allocate the assets of each Fund within broad strategic guidelines designed to address a particular investor risk profile. In seeking to gain the desired exposures in the portfolios to U.S. equities, international equities, bonds, and cash, we utilize a broad selection of mutual funds. Under this approach, we typically incorporate into the portfolios a substantial representation of carefully selected mutual funds managed by Amundi Pioneer, and by other, third-party managers. In addition, we use derivative positions, which we discuss in more detail later in this report, to help manage exposures and the overall risk/reward profile for each Fund. Importantly, we manage each Fund with an eye toward the allocation of a "risk budget," rather than under a straightforward asset allocation approach.

     This reflects the fact that the majority of the risk embedded in an equally weighted bond and equity portfolio is concentrated within the equity component.

Q What considerations and tactical shifts did you apply to the Funds' asset allocations during the 12-month period ended July 31, 2017?

A For most of the period, we positioned the portfolios with a relatively constructive overall view of riskier assets, particularly equities. The Funds' allocations to equities were at a neutral level early in the 12-month period, but we moved to an equity overweight as the period progressed. Within equities, the portfolios had a bias toward the U.S. and Japan, relative to Europe, entering the period. After the November 2016 U.S. presidential election, we implemented a tilt toward value within U.S. equities. Later in the period, we trimmed the Funds' allocations to U.S. equities back to neutral, while increasing exposure to European equities.

     With respect to fixed income, toward the middle of the period we trimmed the Funds' overweights to below-investment-grade (high-yield) corporates, while increasing exposure to U.S. bond funds with flexible investment approaches. Late in the period, we moved to a more conservative stance

                             Pioneer Solutions Funds | Annual Report | 7/31/17 7 within fixed income with respect to duration. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)

Q How did your allocations and investment strategies for the Funds affect their performance during the 12-month period ended July 31, 2017?

A Across the portfolios, positive contributions to performance came from selection results within fixed income. In particular, the Funds' positions in Pioneer Strategic Income Fund, Pioneer Dynamic Credit Fund, and Western Asset Core Plus Fund aided performance. Selection results within global equity vehicles also added to the Funds' relative performance, driven by allocations to Pioneer Global Equity Fund. The Funds' overweight exposures to U.S. and Japanese equities contributed positively as well. Tactical trading of U.S. Treasury Inflation Protected Securities (TIPS) also contributed to the Funds' returns, as did long positions in the Indian rupee versus the Singapore dollar.

     Allocations to high-yield corporate bonds contributed to performance in the Conservative and Balanced Funds, while selection results within international equities were a positive contributor in the Balanced and Growth portfolios.

     On the downside, within fixed income, the portfolios' duration stance detracted from performance over the 12-month period. The performance shortfall caused by duration positioning largely derived from a sharp rise in rates in the wake of the November 2016 U.S. elections. Within equities, the Funds' underweight exposures to Europe constrained returns as the European market rallied after the U.S. election. Overweight exposures to real estate also weighed on the Funds' performance.

     Short positions in financials within U.S. equities detracted from the performance of the Balanced and Growth portfolios, while a value bias within U.S. equities limited returns within the Growth portfolio, as did the use of hedges against an overweight position in U.S. equities.

Q The Funds have the ability to invest in derivatives. Did you use derivatives as part of your investment strategy during the 12-month period ended July 31, 2017, and did those positions have a material effect on performance?

A We will use derivatives regularly in an effort to execute our investment strategies for each fund in an efficient manner, including to gain or trim market exposures in the portfolios and to implement relative-value trades. In particular, during the 12-month period we used derivatives to manage the portfolios' overlay duration and corresponding interest rate sensitivity. As noted earlier, the Funds' duration positioning detracted from relative performance.

8 Pioneer Solutions Funds | Annual Report | 7/31/17

Q What factors are you watching most closely as you determine strategy for the Funds going forward?

A As 2017 has progressed, we have raised our expected trajectories for economic growth in Europe and China, while lowering them for the U.S. and the emerging markets (outside of China). We do not view conditions in any major economy as having the potential to threaten the global growth outlook. Overall, we expect inflation to remain relatively mild, while it moves closer to the targets set by central banks.

     Against that backdrop, we continue to hold a positive view of global equities. Within developed markets, the portfolios are positioned with a preference for European and Japanese equities. The cyclical economic momentum in the Euro zone is notable and appears likely to persist, given the output gaps that remain in a number of European countries. The result of the May 2017 French election marked a reduction in the risk of a populist shift in the European political landscape, further boosting the outlook for equities in the region. In Japan, we expect gross domestic product (GDP) to continue to grow and become more balanced, with higher contributions coming from household demand and capital expenditures. Exports remain key to Japan's economy, and we believe they should remain strong, given the current value of the yen on currency markets and better-than-expected world trade levels. Investor sentiment towards Japan remains subdued, and so we believe that Japanese equities have significant potential upside. We hold a more cautious stance on U.S. equities, however, as they appear to be trading near fair value. In our view, much of the expected improvement in fundamentals is already priced into the U.S. market. We believe emerging markets continue to offer interesting long-term investment opportunities. In that vein, we have recently added a long Korean equity position in the portfolios, based on improving macroeconomic momentum as well as a broad-based move towards a more shareholder-friendly corporate governance regime within Korea.

     Turning to fixed income, the portfolios are positioned with a broadly negative stance with respect to interest-rate risk. With economic conditions improving, we have positioned the Funds' to potentially benefit from rising rates by taking short positions in a number of government bonds. In particular, the current valuation of German sovereigns has reached unsustainable levels in our view. The portfolios also have exposure to U.S. TIPS as well as inflation-protected securities in Japan, where we expect loose monetary policy and stronger economic conditions to push inflation higher over the medium term. Finally, the portfolios have allocations to U.S. investment-grade and high-yield corporates. While corporate credit spreads have narrowed, we believe that the stable economic backdrop should allow for those bonds to earn their coupons with relatively low volatility over the near term. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

                             Pioneer Solutions Funds | Annual Report | 7/31/17 9

     Note to Shareholders: Recently, the Board of Trustees of the Pioneer Funds approved the reorganization of Pioneer Solutions - Conservative Fund and Pioneer Solutions - Growth Fund (the "Acquired Funds") into Pioneer Solutions - Balanced Fund (the "Acquiring Fund"). The reorganization involves the transfer by the Acquired Funds of all their assets and liabilities to the Acquiring Fund. Shareholders of the Acquired Funds would receive shares of the corresponding Acquiring Fund in exchange for their Acquired Fund's shares, and the Acquired Fund would be terminated. Amundi Pioneer Investment Management, Inc. ("Amundi Pioneer") expects the reorganization to be completed in the fourth quarter of 2017 or early in 2018. Amundi Pioneer will provide shareholders of the funds involved in the reorganization with further information pertaining to the impending transaction in the coming weeks.

Please refer to the Schedule of Investments on pages 37-48 for a full listing of fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Each portfolio in Pioneer Solutions Funds is a "fund-of-funds" which seeks to achieve its investment objectives by investing primarily in other funds ("the underlying funds") managed by Amundi Pioneer or one of its affiliates, rather than by taking direct positions in securities. The Solutions Funds' performance depend on the adviser's skill in determining the strategic asset allocations, the mix of underlying funds, as well as the performance of those underlying funds. The underlying funds' performance may be lower than the performance of the asset class that they were selected to represent. In addition to the Funds' operating expenses, investors will indirectly bear the operating expenses of investments in any underlying funds. Each of the underlying funds has its own investment risks.

At times, the Funds' investments may represent industries or sectors that are interrelated or have common risks, making them more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Investments in equity securities are subject to price fluctuation.

When interest rates rise, the prices of fixed income securities in the funds will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the funds will generally rise.

Investments in the Funds are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

10 Pioneer Solutions Funds | Annual Report | 7/31/17

The portfolios may invest in underlying funds with exposure to REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

The Funds may invest in underlying funds with exposure to commodities. The value of commodity-linked derivatives may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, factors affecting a particular industry or commodity, international economic, political and regulatory developments, supply and demand, and governmental regulatory policies.

The Funds may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. Derivatives may have a leveraging effect on the Fund.

The Funds may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Funds and some of the underlying funds employ leverage, which increases the volatility of investment returns and subjects the Funds to magnified losses if an underlying fund's investments decline in value.

The Funds and some of the underlying funds may employ short selling, a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short.

The value of the investments held by the Funds for cash management or temporary defensive purposes may be affected by market risks, changing interest rates, and by changes in credit ratings of the investments. If the Funds hold cash that is uninvested, the Funds will not earn income on the cash and the Funds' yields will go down.

These risks may increase share price volatility.

There is no assurance that these and other strategies used by the Funds will be successful. Please see the prospectus for a more complete discussion of the Funds' risks.

Before making an investment in any fund, you should consider all the risks associated with it. Please see the Fund Reviews beginning on page 12 for information on specific weightings and performance for each of the funds.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareowner report regarding market or economic trends or the factors influencing each fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                            Pioneer Solutions Funds | Annual Report | 7/31/17 11

Fund Reviews | 7/31/17

Portfolio Allocations

Pioneer Solutions - Conservative Fund

As of July 31, 2017, the Fund had an allocation of 23.3% equities and 76.7% fixed income. Within the fixed-income portion of the Fund, the largest holding at the end of the period was in Pioneer Bond Fund, at 27.4% of assets, followed by Pioneer Strategic Income Fund, at 27.1%. The largest equity positions in the portfolio at period end were in Pioneer Global Equity Fund, at 4.64% of assets, and Pioneer International Equity Fund, at 4.1%.

Pioneer Solutions - Balanced Fund

As of July 31, 2017, the Fund had an allocation of 55.6% equities and 44.4% fixed income. Within the fixed-income portion of the Fund, the largest holding at the end of the period was in Pioneer Strategic Income Fund, at 13.7% of assets, followed by Pioneer Bond Fund, at 9.1%. The largest equity positions in the portfolio at period end were in Pioneer International Equity Fund, at 17.0% of assets, and Pioneer Global Equity Fund, at 10.5%.

Pioneer Solutions - Growth Fund

As of July 31, 2017, the Fund had an allocation of 87.9% equities and 12.1% fixed income. Within the equity portion of the Fund, the largest holding at the end of the period was in Pioneer International Equity Fund, at 18.1% of assets. Pioneer Global Equity Fund was the next-largest equity holding, at 12.3%, followed by Pioneer Disciplined Value Fund, at 9.0%. Other significant equity positions in the Fund at the end of the period included Pioneer Mid Cap Value Fund (5.9%) and Pioneer Fund (5.0%). The largest fixed-income position in the portfolio at period end was in Pioneer Bond Fund, at 6.2% of assets.

12 Pioneer Solutions Funds | Annual Report | 7/31/17

Comparing Ongoing Fund Expenses
Pioneer Solutions - Conservative Fund

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Solutions Conservative Fund

Based on actual returns from February 1, 2017 through July 31, 2017.

--------------------------------------------------------------------------------
Share Class                    A             C               R             Y
--------------------------------------------------------------------------------
Beginning Account         $ 1,000.00    $ 1,000.00      $ 1,000.00    $ 1,000.00
Value on 2/1/17
--------------------------------------------------------------------------------
Ending Account Value      $ 1,041.39    $ 1,037.61      $ 1,040.53    $ 1,041.80
(after expenses)
on 7/31/17
--------------------------------------------------------------------------------
Expenses Paid             $     3.54    $     7.33      $     4.55    $     3.29
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.70%, 1.45%, 0.90% and 0.65% for Class A, C, R and Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one half-year period. Fund expense ratios do not include estimates for acquired fund fees and expenses (AFFE). If AFFE estimates were included, expenses paid during the period would have been $6.38, $10.15, $7.39 and $6.13 for Class A, C, R and Y shares, respectively, based on the respective expense ratio for each class of 1.26%, 2.01%, 1.46% and 1.21%.

                            Pioneer Solutions Funds | Annual Report | 7/31/17 13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Solutions Conservative Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from February 1, 2017 through July 31, 2017.

--------------------------------------------------------------------------------
Share Class                   A             C               R             Y
--------------------------------------------------------------------------------
Beginning Account         $ 1,000.00    $ 1,000.00      $ 1,000.00    $ 1,000.00
Value on 2/1/17
--------------------------------------------------------------------------------
Ending Account Value      $ 1,021.32    $ 1,017.60      $ 1,020.33    $ 1,021.57
(after expenses)
on 7/31/17
--------------------------------------------------------------------------------
Expenses Paid             $     3.51    $     7.25      $     4.51    $     3.26
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.70%, 1.45%, 0.90% and 0.65% for Class A, C, R and Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one half-year period. Fund expense ratios do not include estimates for acquired fund fees and expenses (AFFE). If AFFE estimates were included, expenses paid during the period would have been $6.31, $10.04, $7.30 and $6.06 for Class A, C, R and Y shares, respectively, based on the respective expense ratio for each class of 1.26%, 2.01%, 1.46% and 1.21%.

14 Pioneer Solutions Funds | Annual Report | 7/31/17

Comparing Ongoing Fund Expenses
Pioneer Solutions - Balanced Fund

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Solutions Balanced Fund

Based on actual returns from February 1, 2017 through July 31, 2017.

--------------------------------------------------------------------------------
Share Class                   A             C               R             Y
--------------------------------------------------------------------------------
Beginning Account         $ 1,000.00    $ 1,000.00      $ 1,000.00    $ 1,000.00
Value on 2/1/17
--------------------------------------------------------------------------------
Ending Account Value      $ 1,059.70    $ 1,055.11      $ 1,058.11    $ 1,060.68
(after expenses)
on 7/31/17
--------------------------------------------------------------------------------
Expenses Paid             $     3.47    $     7.03      $     4.59    $     2.40
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.68%, 1.38%, 0.90% and 0.47% for Class A, C, R and Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one half-year period. Fund expense ratios do not include estimates for acquired fund fees and expenses (AFFE). If AFFE estimates were included, expenses paid during the period would have been $6.95, $10.50, $8.06 and $5.88 for Class A, C, R and Y shares, respectively, based on the respective expense ratio for each class of 1.36%, 2.06%, 1.58% and 1.15%.

                            Pioneer Solutions Funds | Annual Report | 7/31/17 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Solutions Balanced Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from February 1, 2017 through July 31, 2017.

--------------------------------------------------------------------------------
Share Class                   A             C               R             Y
--------------------------------------------------------------------------------
Beginning Account         $ 1,000.00    $ 1,000.00      $ 1,000.00    $ 1,000.00
Value on 2/1/17
--------------------------------------------------------------------------------
Ending Account Value      $ 1,021.42    $ 1,017.95      $ 1,020.33    $ 1,022.46
(after expenses)
on 7/31/17
--------------------------------------------------------------------------------
Expenses Paid             $     3.41    $     6.90      $     4.51    $     2.36
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.68%, 1.38%, 0.90% and 0.47% for Class A, C, R and Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one half-year period. Fund expense ratios do not include estimates for acquired fund fees and expenses (AFFE). If AFFE estimates were included, expenses paid during the period would have been $6.80, $10.29, $7.90 and $5.76 for Class A, C, R and Y shares, respectively, based on the respective expense ratio for each class of 1.36%, 2.06%, 1.58% and 1.15%.

16 Pioneer Solutions Funds | Annual Report | 7/31/17

Comparing Ongoing Fund Expenses
Pioneer Solutions - Growth Fund

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Solutions Growth Fund

Based on actual returns from February 1, 2017 through July 31, 2017.

--------------------------------------------------------------------------------
Share Class                   A             C               R             Y
--------------------------------------------------------------------------------
Beginning Account         $ 1,000.00    $ 1,000.00      $ 1,000.00    $ 1,000.00
Value on 2/1/17
--------------------------------------------------------------------------------
Ending Account Value      $ 1,081.63    $ 1,077.99      $ 1,079.68    $ 1,083.21
(after expenses)
on 7/31/17
--------------------------------------------------------------------------------
Expenses Paid             $     3.30    $     6.96      $     4.64    $     2.12
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.64%, 1.35%, 0.90% and 0.41% for Class A, C, R and Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one half-year period. Fund expense ratios do not include estimates for acquired fund fees and expenses (AFFE). If AFFE estimates were included, expenses paid during the period would have been $7.02, $10.67, $8.35 and $5.84 for Class A, C, R and Y shares, respectively, based on the respective expense ratio for each class of 1.36%, 2.07%, 1.62% and 1.13%.

                            Pioneer Solutions Funds | Annual Report | 7/31/17 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Solutions Growth Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from February 1, 2017 through July 31, 2017.

--------------------------------------------------------------------------------
Share Class                    A             C               R             Y
--------------------------------------------------------------------------------
Beginning Account         $ 1,000.00    $ 1,000.00      $ 1,000.00    $ 1,000.00
Value on 2/1/17
--------------------------------------------------------------------------------
Ending Account Value      $ 1,021.62    $ 1,018.10      $ 1,020.33    $ 1,022.76
(after expenses)
on 7/31/17
--------------------------------------------------------------------------------
Expenses Paid             $     3.21    $     6.76      $     4.51    $     2.06
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.64%, 1.35%, 0.90% and 0.41% for Class A, C, R and Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one half-year period. Fund expense ratios do not include estimates for acquired fund fees and expenses (AFFE). If AFFE estimates were included, expenses paid during the period would have been $6.80, $10.34, $8.10 and $5.66 for Class A, C, R and Y shares, respectively, based on the respective expense ratio for each class of 1.36%, 2.07%, 1.62% and 1.13%.

18 Pioneer Solutions Funds | Annual Report | 7/31/17

Prices and Distributions | 7/31/17

Net Asset Value per Share
--------------------------------------------------------------------------------

Conservative Fund

--------------------------------------------------------------------------------
         Class                    7/31/17                    7/31/16
--------------------------------------------------------------------------------
           A                      $ 10.57                    $ 10.41
--------------------------------------------------------------------------------
           C                      $ 10.22                    $ 10.06
--------------------------------------------------------------------------------
           R                      $ 10.54                    $ 10.38
--------------------------------------------------------------------------------
           Y                      $  9.96                    $  9.83
--------------------------------------------------------------------------------

Balanced Fund

--------------------------------------------------------------------------------
         Class                    7/31/17                    7/31/16
--------------------------------------------------------------------------------
           A                      $ 11.89                    $ 11.35
--------------------------------------------------------------------------------
           C                      $ 10.92                    $ 10.44
--------------------------------------------------------------------------------
           R                      $ 11.83                    $ 11.30
--------------------------------------------------------------------------------
           Y                      $ 12.06                    $ 11.51
--------------------------------------------------------------------------------

Growth Fund

--------------------------------------------------------------------------------
         Class                    7/31/17                    7/31/16
--------------------------------------------------------------------------------
           A                      $ 13.51                    $ 12.36
--------------------------------------------------------------------------------
           C                      $ 12.71                    $ 11.63
--------------------------------------------------------------------------------
           R                      $ 13.41                    $ 12.30
--------------------------------------------------------------------------------
           Y                      $ 13.80                    $ 12.63
--------------------------------------------------------------------------------

                            Pioneer Solutions Funds | Annual Report | 7/31/17 19

Distributions per Share: 8/1/16-7/31/17
--------------------------------------------------------------------------------

Conservative Fund

--------------------------------------------------------------------------------
                      Net Investment       Short-Term       Long-Term
          Class           Income          Capital Gains    Capital Gains
--------------------------------------------------------------------------------
           A             $ 0.2350             $ --            $ --
--------------------------------------------------------------------------------
           C             $ 0.1527             $ --            $ --
--------------------------------------------------------------------------------
           R             $ 0.2142             $ --            $ --
--------------------------------------------------------------------------------
           Y             $ 0.2444             $ --            $ --
--------------------------------------------------------------------------------

Balanced Fund

--------------------------------------------------------------------------------
                      Net Investment       Short-Term       Long-Term
         Class            Income          Capital Gains    Capital Gains
--------------------------------------------------------------------------------
           A             $ 0.2400             $ --            $ --
--------------------------------------------------------------------------------
           C             $ 0.1619             $ --            $ --
--------------------------------------------------------------------------------
           R             $ 0.2307             $ --            $ --
--------------------------------------------------------------------------------
           Y             $ 0.2715             $ --            $ --
--------------------------------------------------------------------------------

Growth Fund

--------------------------------------------------------------------------------
                      Net Investment       Short-Term       Long-Term
         Class            Income          Capital Gains    Capital Gains
--------------------------------------------------------------------------------
           A             $ 0.1579             $ --            $ 0.0656
--------------------------------------------------------------------------------
           C             $ 0.0714             $ --            $ 0.0656
--------------------------------------------------------------------------------
           R             $ 0.1515             $ --            $ 0.0656
--------------------------------------------------------------------------------
           Y             $ 0.1960             $ --            $ 0.0656
--------------------------------------------------------------------------------

20 Pioneer Solutions Funds | Annual Report | 7/31/17

Index Definitions
--------------------------------------------------------------------------------
The Morgan Stanley Capital International (MSCI) World ND Index is an unmanaged measure of the performance of stock markets in the developed world. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged measure of the U.S. bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 23-26, 28-31 and 33-36.

                            Pioneer Solutions Funds | Annual Report | 7/31/17 21

Portfolio Summary | 7/31/17
Pioneer Solutions - Conservative Fund

                               Asset Allocations
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Fixed Income                                                               75.3%
International Equity                                                       12.8%
U.S. Equity                                                                 7.7%
U.S. Government and Agency Obligation                                       2.2%
Sovereign Debt Obligation                                                   2.0%

Actual Portfolio Holdings
(based on total portfolio)*
--------------------------------------------------------------------------------

U.S. Stocks
--------------------------------------------------------------------------------
Pioneer Disciplined Value Fund Class Y                                     1.89%
--------------------------------------------------------------------------------
Pioneer Mid Cap Value Fund Class K                                         1.34
--------------------------------------------------------------------------------
Pioneer Core Equity Fund Class Y                                           1.04
--------------------------------------------------------------------------------
Pioneer Fund Class Y                                                       1.04
--------------------------------------------------------------------------------
Pioneer Fundamental Growth Fund
   Class K                                                                 0.98
--------------------------------------------------------------------------------
AMG Managers Fairpointe Mid Cap Fund
   Class I                                                                 0.85
--------------------------------------------------------------------------------
Oak Ridge Small Cap Growth Fund
   Class K                                                                 0.58
--------------------------------------------------------------------------------
International Stocks
--------------------------------------------------------------------------------
Pioneer Global Equity Fund Class K                                         4.60%
--------------------------------------------------------------------------------
Pioneer International Equity Fund Class Y                                  4.14
--------------------------------------------------------------------------------
iShares MSCI China ETF                                                     1.22
--------------------------------------------------------------------------------
iShares MSCI South Korea Capped ETF                                        1.06
--------------------------------------------------------------------------------
iShares MSCI Canada ETF                                                    0.60
--------------------------------------------------------------------------------
T. Rowe Price International Funds -
   European Stock Fund                                                     0.50
--------------------------------------------------------------------------------
iShares Core MSCI Emerging Markets ETF                                     0.36
--------------------------------------------------------------------------------
JOHCM Asia Ex-Japan Equity Fund
   Class IS                                                                0.26
--------------------------------------------------------------------------------
Bonds
--------------------------------------------------------------------------------
Pioneer Bond Fund Class K                                                 27.35%
--------------------------------------------------------------------------------
Pioneer Strategic Income Fund Class K                                     27.10
--------------------------------------------------------------------------------
Western Asset Core Plus Bond Fund
  Class IS                                                                 4.85
--------------------------------------------------------------------------------
MFS Total Return Bond Fund Class I                                         4.76
--------------------------------------------------------------------------------
Metropolitan West Total Return Bond Fund
  Class I                                                                  4.65
--------------------------------------------------------------------------------
Doubleline Total Return Bond Fund
  Class I                                                                  4.20
--------------------------------------------------------------------------------
Columbia Contrarian Core Fund Class Y                                      0.85
--------------------------------------------------------------------------------
Pioneer Dynamic Credit Fund Class Y                                        0.75
--------------------------------------------------------------------------------
Pioneer Floating Rate Fund Class K                                         0.32
--------------------------------------------------------------------------------
Pioneer Global High Yield Fund Class Y                                     0.27
--------------------------------------------------------------------------------
Pioneer High Yield Fund Class Y                                            0.22
--------------------------------------------------------------------------------
U.S. Government and Agency Obligation
--------------------------------------------------------------------------------
U.S. Treasury Inflation Indexed Note                                       2.21%
--------------------------------------------------------------------------------
Sovereign Debt Obligation
--------------------------------------------------------------------------------
Japanese Government CPI Linked Bond                                        2.01%
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

22 Pioneer Solutions Funds | Annual Report | 7/31/17

Performance Update | 7/31/17                                      Class A Shares
Pioneer Solutions - Conservative Fund

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Solutions - Conservative Fund at public offering price during the periods shown, compared to that of the MSCI World ND Index and the Bloomberg Barclays U.S. Aggregate Bond Index.

Average Annual Total Returns
(As of July 31, 2017)
--------------------------------------------------------------------------------
                                                     Bloomberg
                                                     Barclays
                     Net           Public            U.S.               MSCI
                     Asset         Offering          Aggregate          World
                     Value         Price             Bond               ND
Period               (NAV)         (POP)             Index              Index
--------------------------------------------------------------------------------
10 years             3.68%          3.07%             4.44%              4.45%
5 years              4.48           3.24              2.02              11.63
1 year               3.91          -2.11             -0.51              16.12
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2016)
--------------------------------------------------------------------------------
                     Gross         Net
--------------------------------------------------------------------------------
                     1.47%         1.31%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                    Bloomberg Barclays
          Pioneer Solutions -       U.S. Aggregate           MSCI World
          Conservative Fund         Bond Index               ND Index
7/07      $ 9,425                   $10,000                  $10,000
7/08      $ 9,153                   $10,615                  $ 8,912
7/09      $ 8,746                   $11,448                  $ 6,986
7/10      $ 9,786                   $12,468                  $ 7,673
7/11      $10,671                   $13,021                  $ 9,095
7/12      $10,868                   $13,965                  $ 8,915
7/13      $11,816                   $13,699                  $10,986
7/14      $12,655                   $14,243                  $12,740
7/15      $12,908                   $14,645                  $13,367
7/16      $13,023                   $15,515                  $13,306
7/17      $13,532                   $15,435                  $15,451

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results shown reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2018, for Class A shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information.

Please see the financial highlights for more recent expense ratios. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Effective November 17, 2014, Amundi Pioneer became directly responsible for portfolio management of the Fund. The performance shown for periods prior to November 17, 2014, reflects the investment strategies employed during those periods.

                            Pioneer Solutions Funds | Annual Report | 7/31/17 23

Performance Update | 7/31/17                                      Class C Shares
Pioneer Solutions - Conservative Fund

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Solutions - Conservative Fund during the periods shown, compared to that of the MSCI World ND Index and the Bloomberg Barclays U.S. Aggregate Bond Index.

Average Annual Total Returns
(As of July 31, 2017)
--------------------------------------------------------------------------------
                                                     Bloomberg
                                                     Barclays
                                                     U.S.               MSCI
                                                     Aggregate          World
                     If            If                Bond               ND
Period               Held          Redeemed          Index              Index
--------------------------------------------------------------------------------
10 years             2.86%         2.86%              4.44%              4.45%
5 years              3.71          3.71               2.02              11.63
1 year               3.18          3.18              -0.51              16.12
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2016)
--------------------------------------------------------------------------------
                     Gross         Net
--------------------------------------------------------------------------------
                     2.20%         2.06%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                    Bloomberg Barclays
          Pioneer Solutions -       U.S. Aggregate           MSCI World
          Conservative Fund         Bond Index               ND Index
7/07      $10,000                   $10,000                  $10,000
7/08      $ 9,637                   $10,615                  $ 8,912
7/09      $ 9,104                   $11,448                  $ 6,986
7/10      $10,097                   $12,468                  $ 7,673
7/11      $10,923                   $13,021                  $ 9,095
7/12      $11,049                   $13,965                  $ 8,915
7/13      $11,914                   $13,699                  $10,986
7/14      $12,679                   $14,243                  $12,740
7/15      $12,825                   $14,645                  $13,367
7/16      $12,848                   $15,515                  $13,306
7/17      $13,256                   $15,435                  $15,451

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results shown reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2018, for Class C shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information.

Please see the financial highlights for more recent expense ratios. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Effective November 17, 2014, Amundi Pioneer became directly responsible for portfolio management of the Fund. The performance shown for periods prior to November 17, 2014, reflects the investment strategies employed during those periods.

24 Pioneer Solutions Funds | Annual Report | 7/31/17

Performance Update | 7/31/17                                      Class R Shares
Pioneer Solutions - Conservative Fund

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Solutions - Conservative Fund during the periods shown, compared to that of the MSCI World ND Index and the Bloomberg Barclays U.S. Aggregate Bond Index.

Average Annual Total Returns
(As of July 31, 2017)
--------------------------------------------------------------------------------
                                   Bloomberg
                                   Barclays
                     Net           U.S.              MSCI
                     Asset         Aggregate         World
                     Value         Bond              ND
Period               (NAV)         Index             Index
--------------------------------------------------------------------------------
10 years             3.64%          4.44%             4.45%
5 years              4.40           2.02             11.63
1 year               3.71          -0.51             16.12
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2016)
--------------------------------------------------------------------------------
                     Gross         Net
--------------------------------------------------------------------------------
                     2.11%         1.51%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                        Bloomberg Barclays
                 Pioneer Solutions -    U.S. Aggregate           MSCI World
                 Conservative Fund      Bond Index               ND Index
7/07             $10,000                $10,000                  $10,000
7/08             $ 9,712                $10,615                  $ 8,912
7/09             $ 9,282                $11,448                  $ 6,986
7/10             $10,384                $12,468                  $ 7,673
7/11             $11,323                $13,021                  $ 9,095
7/12             $11,533                $13,965                  $ 8,915
7/13             $12,539                $13,699                  $10,986
7/14             $13,429                $14,243                  $12,740
7/15             $13,698                $14,645                  $13,367
7/16             $13,789                $15,515                  $13,306
7/17             $14,300                $15,435                  $15,451

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on July 1, 2015, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class R shares, the performance of Class R shares prior to their inception would have been higher than the performance shown. For the period beginning July 1, 2015, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2018, for Class R shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

Please see the financial highlights for more recent expense ratios. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Effective November 17, 2014, Amundi Pioneer became directly responsible for portfolio management of the Fund. The performance shown for periods prior to November 17, 2014, reflects the investment strategies employed during those periods.

                            Pioneer Solutions Funds | Annual Report | 7/31/17 25

Performance Update | 7/31/17                                      Class Y Shares
Pioneer Solutions - Conservative Fund

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Solutions - Conservative Fund during the periods shown, compared to that of the MSCI World ND Index and the Bloomberg Barclays U.S. Aggregate Bond Index.

Average Annual Total Returns
(As of July 31, 2017)
--------------------------------------------------------------------------------
                                   Bloomberg
                                   Barclays
                     Net           U.S.              MSCI
                     Asset         Aggregate         World
                     Value         Bond              ND
Period               (NAV)         Index             Index
--------------------------------------------------------------------------------
10 years             2.68%          4.44%             4.45%
5 years              4.27           2.02             11.63
1 year               3.93          -0.51             16.12
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2016)
--------------------------------------------------------------------------------
                     Gross         Net
--------------------------------------------------------------------------------
                     1.43%         1.26%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                   Bloomberg Barclays
             Pioneer Solutions -   U.S. Aggregate           MSCI World
             Conservative Fund     Bond Index               ND Index
7/07         $5,000,000            $5,000,000               $5,000,000
7/08         $4,828,800            $5,307,515               $4,455,757
7/09         $4,313,841            $5,723,910               $3,492,865
7/10         $4,826,761            $6,233,900               $3,836,353
7/11         $5,269,643            $6,510,432               $4,547,525
7/12         $5,287,353            $6,982,710               $4,457,336
7/13         $5,710,597            $6,849,690               $5,493,099
7/14         $6,100,832            $7,121,584               $6,369,957
7/15         $6,211,062            $7,322,692               $6,683,740
7/16         $6,270,158            $7,757,296               $6,653,070
7/17         $6,516,865            $7,717,380               $7,725,450

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results shown reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2018, for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information.

Please see the financial highlights for more recent expense ratios. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Effective November 17, 2014, Amundi Pioneer became directly responsible for portfolio management of the Fund. The performance shown for periods prior to November 17, 2014, reflects the investment strategies employed during those periods.

26 Pioneer Solutions Funds | Annual Report | 7/31/17

Portfolio Summary | 7/31/17
Pioneer Solutions - Balanced Fund

                               Asset Allocations
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Fixed Income                                                               42.3%
International Equity                                                       35.1%
U.S. Equity                                                                18.3%
U.S. Government and Agency Obligation                                       2.2%
Sovereign Debt Obligation                                                   2.1%

Actual Portfolio Holdings
(based on total portfolio)*
--------------------------------------------------------------------------------

U.S. Stocks
--------------------------------------------------------------------------------
Pioneer Disciplined Value Fund Class Y                                     5.18%
--------------------------------------------------------------------------------
Pioneer Mid Cap Value Fund Class K                                         3.59
--------------------------------------------------------------------------------
Pioneer Fund Class Y                                                       2.61
--------------------------------------------------------------------------------
Pioneer Core Equity Fund Class Y                                           2.48
--------------------------------------------------------------------------------
Pioneer Fundamental Growth Fund
   Class K                                                                 2.39
--------------------------------------------------------------------------------
AMG Managers Fairpointe Mid Cap Fund
   Class I                                                                 2.04
--------------------------------------------------------------------------------
International Stocks
--------------------------------------------------------------------------------
Pioneer International Equity Fund
   Class Y                                                                16.98%
--------------------------------------------------------------------------------
Pioneer Global Equity Fund Class K                                        10.50
--------------------------------------------------------------------------------
T. Rowe Price International Funds -
   European Stock Fund                                                     2.09
--------------------------------------------------------------------------------
iShares MSCI China ETF                                                     1.82
--------------------------------------------------------------------------------
iShares MSCI South Korea Capped ETF                                        1.60
--------------------------------------------------------------------------------
iShares MSCI Canada ETF                                                    1.56
--------------------------------------------------------------------------------
iShares Core MSCI Emerging
   Markets ETF                                                             0.55
--------------------------------------------------------------------------------
Bonds
--------------------------------------------------------------------------------
Pioneer Strategic Income Fund Class K                                     13.70%
--------------------------------------------------------------------------------
Pioneer Bond Fund Class K                                                  9.08
--------------------------------------------------------------------------------
Doubleline Total Return Bond Fund
  Class I                                                                  4.88
--------------------------------------------------------------------------------
Western Asset Core Plus Bond Fund
  Class IS                                                                 4.03
--------------------------------------------------------------------------------
MFS Total Return Bond Fund Class I                                         3.96
--------------------------------------------------------------------------------
Pioneer Dynamic Credit Fund Class Y                                        2.91
--------------------------------------------------------------------------------
Columbia Contrarian Core Fund Class Y                                      1.99
--------------------------------------------------------------------------------
Pioneer Global High Yield Fund Class Y                                     1.73
--------------------------------------------------------------------------------
Pioneer High Yield Fund Class Y                                            0.00+
--------------------------------------------------------------------------------
U.S. Government and Agency Obligation
--------------------------------------------------------------------------------
U.S. Treasury Inflation Indexed Note                                       2.22%
--------------------------------------------------------------------------------
Sovereign Debt Obligation
--------------------------------------------------------------------------------
Japanese Government CPI Linked Bond                                        2.11%
--------------------------------------------------------------------------------

+    Amount rounds to less than 0.1%.

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                            Pioneer Solutions Funds | Annual Report | 7/31/17 27

Performance Update | 7/31/17                                      Class A Shares
Pioneer Solutions - Balanced Fund

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Solutions - Balanced Fund at public offering price during the periods shown, compared to that of the MSCI World ND Index and the Bloomberg Barclays U.S. Aggregate Bond Index.

Average Annual Total Returns
(As of July 31, 2017)
--------------------------------------------------------------------------------
                                                     Bloomberg
                                                     Barclays
                     Net           Public            U.S.               MSCI
                     Asset         Offering          Aggregate          World
                     Value         Price             Bond               ND
Period               (NAV)         (POP)             Index              Index
--------------------------------------------------------------------------------
10 years             3.66%         3.05%              4.44%              4.45%
5 years              6.46          5.20               2.02              11.63
1 year               7.04          0.90              -0.51              16.12
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2016)
--------------------------------------------------------------------------------
                     Gross
--------------------------------------------------------------------------------
                     1.39%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                    Bloomberg Barclays
          Pioneer Solutions -       U.S. Aggregate           MSCI World
          Balanced Fund             Bond Index               ND Index
7/07      $ 9,425                   $10,000                  $10,000
7/08      $ 8,723                   $10,615                  $ 8,912
7/09      $ 7,746                   $11,448                  $ 6,986
7/10      $ 8,773                   $12,468                  $ 7,673
7/11      $ 9,906                   $13,021                  $ 9,095
7/12      $ 9,878                   $13,965                  $ 8,915
7/13      $11,293                   $13,699                  $10,986
7/14      $12,476                   $14,243                  $12,740
7/15      $12,892                   $14,645                  $13,367
7/16      $12,620                   $15,515                  $13,306
7/17      $13,508                   $15,435                  $15,451

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of the maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results shown reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Please see the financial highlights for more recent expense ratios. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Effective November 17, 2014, Amundi Pioneer became directly responsible for portfolio management of the Fund. The performance shown for periods prior to November 17, 2014, reflects the investment strategies employed during those periods.

28 Pioneer Solutions Funds | Annual Report | 7/31/17

Performance Update | 7/31/17                                      Class C Shares
Pioneer Solutions - Balanced Fund

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Solutions - Balanced Fund during the periods shown, compared to that of the MSCI World ND Index and the Bloomberg Barclays U.S. Aggregate Bond Index.

Average Annual Total Returns
(As of July 31, 2017)
--------------------------------------------------------------------------------
                                                  Bloomberg
                                                  Barclays
                                                  U.S.               MSCI
                                                  Aggregate          World
                     If            If             Bond               ND
Period               Held          Redeemed       Index              Index
--------------------------------------------------------------------------------
10 years             2.91%         2.91%           4.44%              4.45%
5 years              5.72          5.72            2.02              11.63
1 year               6.26          6.26           -0.51              16.12
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2016)
--------------------------------------------------------------------------------
                     Gross
--------------------------------------------------------------------------------
                     2.09%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                    Bloomberg Barclays
          Pioneer Solutions -       U.S. Aggregate           MSCI World
          Balanced Fund             Bond Index               ND Index
7/07      $10,000                   $10,000                  $10,000
7/08      $ 9,181                   $10,615                  $ 8,912
7/09      $ 8,093                   $11,448                  $ 6,986
7/10      $ 9,100                   $12,468                  $ 7,673
7/11      $10,202                   $13,021                  $ 9,095
7/12      $10,092                   $13,965                  $ 8,915
7/13      $11,461                   $13,699                  $10,986
7/14      $12,573                   $14,243                  $12,740
7/15      $12,905                   $14,645                  $13,367
7/16      $12,543                   $15,515                  $13,306
7/17      $13,328                   $15,435                  $15,451

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results shown reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Please see the financial highlights for more recent expense ratios. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Effective November 17, 2014, Amundi Pioneer became directly responsible for portfolio management of the Fund. The performance shown for periods prior to November 17, 2014, reflects the investment strategies employed during those periods.

                            Pioneer Solutions Funds | Annual Report | 7/31/17 29

Performance Update | 7/31/17                                      Class R Shares
Pioneer Solutions - Balanced Fund

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Solutions - Balanced Fund during the periods shown, compared to that of the MSCI World ND Index and the Bloomberg Barclays U.S. Aggregate Bond Index.

Average Annual Total Returns
(As of July 31, 2017)
--------------------------------------------------------------------------------
                                   Bloomberg
                                   Barclays
                     Net           U.S.           MSCI
                     Asset         Aggregate      World
                     Value         Bond           ND
Period               (NAV)         Index          Index
--------------------------------------------------------------------------------
10 years             3.62%          4.44%          4.45%
5 years              6.38           2.02          11.63
1 year               6.89          -0.51          16.12
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2016)
--------------------------------------------------------------------------------
                     Gross         Net
--------------------------------------------------------------------------------
                     2.30%         1.62%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                    Bloomberg Barclays
          Pioneer Solutions -       U.S. Aggregate           MSCI World
          Balanced Fund             Bond Index               ND Index
7/07      $10,000                   $10,000                  $10,000
7/08      $ 9,253                   $10,615                  $ 8,912
7/09      $ 8,217                   $11,448                  $ 6,986
7/10      $ 9,306                   $12,468                  $ 7,673
7/11      $10,508                   $13,021                  $ 9,095
7/12      $10,479                   $13,965                  $ 8,915
7/13      $11,979                   $13,699                  $10,986
7/14      $13,235                   $14,243                  $12,740
7/15      $13,676                   $14,645                  $13,367
7/16      $13,355                   $15,515                  $13,306
7/17      $14,275                   $15,435                  $15,451

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on July 1, 2015, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class R shares, the performance of Class R shares prior to their inception would have been higher than the performance shown. For the period beginning July 1, 2015, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ. Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2018, for Class R shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

Please see the financial highlights for more recent expense ratios. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Effective November 17, 2014, Amundi Pioneer became directly responsible for portfolio management of the Fund. The performance shown for periods prior to November 17, 2014, reflects the investment strategies employed during those periods.

30 Pioneer Solutions Funds | Annual Report | 7/31/17

Performance Update | 7/31/17                                      Class Y Shares
Pioneer Solutions - Balanced Fund

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Solutions - Balanced Fund during the periods shown, compared to that of the MSCI World ND Index and the Bloomberg Barclays U.S. Aggregate Bond Index.

Average Annual Total Returns
(As of July 31, 2017)
--------------------------------------------------------------------------------
                                   Bloomberg
                                   Barclays
                     Net           U.S.              MSCI
                     Asset         Aggregate         World
                     Value         Bond              ND
Period               (NAV)         Index             Index
--------------------------------------------------------------------------------
10 years             4.08%          4.44%             4.45%
5 years              6.74           2.02             11.63
1 year               7.33          -0.51             16.12
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2016)
--------------------------------------------------------------------------------
                     Gross
--------------------------------------------------------------------------------
                     1.12%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                    Bloomberg Barclays
          Pioneer Solutions -       U.S. Aggregate           MSCI World
          Balanced Fund             Bond Index               ND Index
7/07      $5,000,000                $5,000,000               $5,000,000
7/08      $4,645,126                $5,307,515               $4,455,757
7/09      $4,176,278                $5,723,910               $3,492,865
7/10      $4,750,547                $6,233,900               $3,836,353
7/11      $5,385,668                $6,510,432               $4,547,525
7/12      $5,385,588                $6,982,710               $4,457,336
7/13      $6,176,096                $6,849,690               $5,493,099
7/14      $6,835,997                $7,121,584               $6,369,957
7/15      $7,083,915                $7,322,692               $6,683,740
7/16      $6,952,554                $7,757,296               $6,653,070
7/17      $7,461,844                $7,717,380               $7,725,450

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results shown reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Please see the financial highlights for more recent expense ratios. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Effective November 17, 2014, Amundi Pioneer became directly responsible for portfolio management of the Fund. The performance shown for periods prior to November 17, 2014, reflects the investment strategies employed during those periods.

                            Pioneer Solutions Funds | Annual Report | 7/31/17 31

Portfolio Summary | 7/31/17
Pioneer Solutions - Growth Fund

                               Asset Allocations
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

International Equity                                                       46.8%
U.S. Equity                                                                34.1%
Fixed Income                                                               14.9%
U.S. Government and Agency Obligation                                       2.2%
Sovereign Debt Obligation                                                   1.9%
Purchased Put Options                                                       0.1%

Actual Portfolio Holdings
(based on total portfolio)*
--------------------------------------------------------------------------------

U.S. Stocks
--------------------------------------------------------------------------------
Pioneer Disciplined Value Fund Class Y                                     8.97%
--------------------------------------------------------------------------------
Pioneer Mid Cap Value Fund Class K                                         5.86
--------------------------------------------------------------------------------
Pioneer Fund Class Y                                                       4.96
--------------------------------------------------------------------------------
Pioneer Fundamental Growth Fund
   Class K                                                                 4.63
--------------------------------------------------------------------------------
Pioneer Core Equity Fund Class Y                                           4.22
--------------------------------------------------------------------------------
AMG Managers Fairpointe Mid Cap Fund
   Class I                                                                 2.87
--------------------------------------------------------------------------------
Oak Ridge Small Cap Growth Fund
   Class K                                                                 2.59
--------------------------------------------------------------------------------
International Stocks
--------------------------------------------------------------------------------
Pioneer International Equity Fund
   Class Y                                                                18.08%
--------------------------------------------------------------------------------
Pioneer Global Equity Fund Class K                                        12.25
--------------------------------------------------------------------------------
JPMorgan Intrepid European Fund
   Class L                                                                 3.95
--------------------------------------------------------------------------------
T. Rowe Price International Funds -
   European Stock Fund                                                     3.43
--------------------------------------------------------------------------------
iShares MSCI China ETF                                                     2.39
--------------------------------------------------------------------------------
iShares MSCI Canada ETF                                                    2.20
--------------------------------------------------------------------------------
iShares MSCI South Korea Capped ETF                                        2.14
--------------------------------------------------------------------------------
JOHCM Asia Ex-Japan Equity Fund
   Class IS                                                                1.58
--------------------------------------------------------------------------------
iShares Core MSCI Emerging Markets ETF                                     0.72
--------------------------------------------------------------------------------
Bonds
--------------------------------------------------------------------------------
Pioneer Bond Fund Class K                                                  6.17%
--------------------------------------------------------------------------------
Columbia Contrarian Core Fund Class Y                                      3.47
--------------------------------------------------------------------------------
Pioneer Strategic Income Fund Class K                                      3.15
--------------------------------------------------------------------------------
Doubleline Total Return Bond Fund
  Class I                                                                  1.15
--------------------------------------------------------------------------------
Pioneer Global Multisector Income Fund
  Class Y                                                                  0.95
--------------------------------------------------------------------------------
U.S. Government and Agency Obligation
--------------------------------------------------------------------------------
U.S. Treasury Inflation Indexed Note                                       2.23%
--------------------------------------------------------------------------------
Sovereign Debt Obligation
--------------------------------------------------------------------------------
Japanese Government CPI Linked Bond                                        1.93%
--------------------------------------------------------------------------------
Purchased Put Option
--------------------------------------------------------------------------------
Russell 2000 Index                                                         0.11%
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

32 Pioneer Solutions Funds | Annual Report | 7/31/17

Performance Update | 7/31/17                                      Class A Shares
Pioneer Solutions - Growth Fund

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Solutions - Growth Fund at public offering price during the periods shown, compared to that of the MSCI World ND Index and the Bloomberg Barclays U.S. Aggregate Bond Index.

Average Annual Total Returns
(As of July 31, 2017)
--------------------------------------------------------------------------------
                                                  Bloomberg
                                                  Barclays
                     Net           Public         U.S.               MSCI
                     Asset         Offering       Aggregate          World
                     Value         Price          Bond               ND
Period               (NAV)         (POP)          Index              Index
--------------------------------------------------------------------------------
10 years              3.79%        3.17%           4.44%              4.45%
5 years               8.08         6.80            2.02              11.63
1 year               11.30         4.94           -0.51              16.12
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2016)
--------------------------------------------------------------------------------
                     Gross
--------------------------------------------------------------------------------
                     1.40%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                    Bloomberg Barclays
          Pioneer Solutions -       U.S. Aggregate           MSCI World
          Growth Fund               Bond Index               ND Index
7/07      $ 9,425                   $10,000                  $10,000
7/08      $ 8,494                   $10,615                  $ 8,912
7/09      $ 7,179                   $11,448                  $ 6,986
7/10      $ 8,176                   $12,468                  $ 7,673
7/11      $ 9,390                   $13,021                  $ 9,095
7/12      $ 9,267                   $13,965                  $ 8,915
7/13      $10,787                   $13,699                  $10,986
7/14      $12,077                   $14,243                  $12,740
7/15      $12,690                   $14,645                  $13,367
7/16      $12,280                   $15,515                  $13,306
7/17      $13,668                   $15,435                  $15,451

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of the maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results shown reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Please see the financial highlights for more recent expense ratios. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Effective November 17, 2014, Amundi Pioneer became directly responsible for portfolio management of the Fund. The performance shown for periods prior to November 17, 2014, reflects the investment strategies employed during those periods.

                            Pioneer Solutions Funds | Annual Report | 7/31/17 33

Performance Update | 7/31/17                                      Class C Shares
Pioneer Solutions - Growth Fund

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Solutions - Growth Fund during the periods shown, compared to that of the MSCI World ND Index and the Bloomberg Barclays U.S. Aggregate Bond Index.

Average Annual Total Returns
(As of July 31, 2017)
--------------------------------------------------------------------------------
                                                     Bloomberg
                                                     Barclays
                                                     U.S.               MSCI
                                                     Aggregate          World
                     If            If                Bond               ND
Period               Held          Redeemed          Index              Index
--------------------------------------------------------------------------------
10 years              3.08%         3.08%             4.44%              4.45%
5 years               7.33          7.33              2.02              11.63
1 year               10.58         10.58             -0.51              16.12
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2016)
--------------------------------------------------------------------------------
                     Gross
--------------------------------------------------------------------------------
                     2.10%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                    Bloomberg Barclays
          Pioneer Solutions -       U.S. Aggregate           MSCI World
          Growth Fund               Bond Index               ND Index
7/07      $10,000                   $10,000                  $10,000
7/08      $ 8,957                   $10,615                  $ 8,912
7/09      $ 7,516                   $11,448                  $ 6,986
7/10      $ 8,499                   $12,468                  $ 7,673
7/11      $ 9,698                   $13,021                  $ 9,095
7/12      $ 9,512                   $13,965                  $ 8,915
7/13      $10,995                   $13,699                  $10,986
7/14      $12,214                   $14,243                  $12,740
7/15      $12,747                   $14,645                  $13,367
7/16      $12,251                   $15,515                  $13,306
7/17      $13,537                   $15,435                  $15,451

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results shown reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Please see the financial highlights for more recent expense ratios. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Effective November 17, 2014, Amundi Pioneer became directly responsible for portfolio management of the Fund. The performance shown for periods prior to November 17, 2014, reflects the investment strategies employed during those periods.

34 Pioneer Solutions Funds | Annual Report | 7/31/17

Performance Update | 7/31/17                                      Class R Shares
Pioneer Solutions - Growth Fund

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Solutions - Growth Fund during the periods shown, compared to that of the MSCI World ND Index and the Bloomberg Barclays U.S. Aggregate Bond Index.

Average Annual Total Returns
(As of July 31, 2017)
--------------------------------------------------------------------------------
                                   Bloomberg
                                   Barclays
                     Net           U.S.              MSCI
                     Asset         Aggregate         World
                     Value         Bond              ND
Period               (NAV)         Index             Index
--------------------------------------------------------------------------------
10 years              3.73%         4.44%             4.45%
5 years               7.96          2.02             11.63
1 year               10.97         -0.51             16.12
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2016)
--------------------------------------------------------------------------------
                     Gross         Net
--------------------------------------------------------------------------------
                     1.97%         1.65%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                    Bloomberg Barclays
          Pioneer Solutions -       U.S. Aggregate           MSCI World
          Growth Fund               Bond Index               ND Index
7/07      $10,000                   $10,000                  $10,000
7/08      $ 9,012                   $10,615                  $ 8,912
7/09      $ 7,616                   $11,448                  $ 6,986
7/10      $ 8,674                   $12,468                  $ 7,673
7/11      $ 9,962                   $13,021                  $ 9,095
7/12      $ 9,832                   $13,965                  $ 8,915
7/13      $11,444                   $13,699                  $10,986
7/14      $12,812                   $14,243                  $12,740
7/15      $13,462                   $14,645                  $13,367
7/16      $12,996                   $15,515                  $13,306
7/17      $14,422                   $15,435                  $15,451

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on July 1, 2015, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class R shares, the performance of Class R shares prior to their inception would have been higher than the performance shown. For the period beginning July 1, 2015, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2018, for Class R shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

Please see the financial highlights for more recent expense ratios. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses. The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Effective November 17, 2014, Amundi Pioneer became directly responsible for portfolio management of the Fund. The performance shown for periods prior to November 17, 2014, reflects the investment strategies employed during those periods.

                            Pioneer Solutions Funds | Annual Report | 7/31/17 35

Performance Update | 7/31/17                                      Class Y Shares
Pioneer Solutions - Growth Fund

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Solutions - Growth Fund during the periods shown, compared to that of the MSCI World ND Index and the Bloomberg Barclays U.S. Aggregate Bond Index.

Average Annual Total Returns
(As of July 31, 2017)
--------------------------------------------------------------------------------
                                   Bloomberg
                                   Barclays
                     Net           U.S.              MSCI
                     Asset         Aggregate         World
                     Value         Bond              ND
Period               (NAV)         Index             Index
--------------------------------------------------------------------------------
10 years              4.22%         4.44%             4.45%
5 years               8.35          2.02             11.63
1 year               11.56         -0.51             16.12
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2016)
--------------------------------------------------------------------------------
                     Gross
--------------------------------------------------------------------------------
                     1.12%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                    Bloomberg Barclays
          Pioneer Solutions -       U.S. Aggregate           MSCI World
          Growth Fund               Bond Index               ND Index
7/07      $5,000,000                $5,000,000               $5,000,000
7/08      $4,547,550                $5,307,515               $4,455,757
7/09      $3,925,264                $5,723,910               $3,492,865
7/10      $4,487,578                $6,233,900               $3,836,353
7/11      $5,178,245                $6,510,432               $4,547,525
7/12      $5,060,202                $6,982,710               $4,457,336
7/13      $5,905,167                $6,849,690               $5,493,099
7/14      $6,628,588                $7,121,584               $6,369,957
7/15      $6,979,751                $7,322,692               $6,683,740
7/16      $6,773,270                $7,757,296               $6,653,070
7/17      $7,556,102                $7,717,380               $7,725,450

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results shown reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Please see the financial highlights for more recent expense ratios. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Effective November 17, 2014, Amundi Pioneer became directly responsible for portfolio management of the Fund. The performance shown for periods prior to November 17, 2014, reflects the investment strategies employed during those periods.

36 Pioneer Solutions Funds | Annual Report | 7/31/17

Schedule of Investments | 7/31/17
Pioneer Solutions - Conservative Fund

------------------------------------------------------------------------------------------------
Shares                                                                             Value
------------------------------------------------------------------------------------------------
                    MUTUAL FUNDS -- 94.4%
                    UNAFFILIATED FUNDS -- 24.4%
           10,871   AMG Managers Fairpointe Mid Cap Fund Class I                   $     478,975
           18,506   Columbia Contrarian Core Fund Class Y                                479,490
          221,619   Doubleline Total Return Bond Fund Class I                          2,371,323
            3,802   iShares Core MSCI Emerging Markets ETF                               200,708
           12,179   iShares MSCI Canada ETF                                              339,794
           11,588   iShares MSCI China ETF                                               688,443
            8,603   iShares MSCI South Korea Capped ETF                                  599,629
           11,820   JOHCM Asia Ex-Japan Equity Fund Class IS                             145,384
          245,938   Metropolitan West Total Return Bond Fund Class I                   2,624,158
          250,261   MFS Total Return Bond Fund Class I                                 2,690,306
            9,076   Oak Ridge Small Cap Growth Fund Class K                              330,276
           13,929   T. Rowe Price International Funds -- European Stock Fund             282,062
          230,893   Western Asset Core Plus Bond Fund Class IS                         2,738,391
------------------------------------------------------------------------------------------------
                    TOTAL INVESTMENTS IN UNAFFILIATED FUNDS
                    (Cost $13,609,176)                                             $  13,968,939
------------------------------------------------------------------------------------------------
                    AFFILIATED FUNDS* -- 70.0%
        1,587,722   Pioneer Bond Fund Class K                                      $  15,448,535
           28,841   Pioneer Core Equity Fund Class Y                                     589,798
           62,800   Pioneer Disciplined Value Fund Class Y                             1,066,972
           44,418   Pioneer Dynamic Credit Fund Class Y                                  423,748
           26,170   Pioneer Floating Rate Fund Class K                                   178,218
           18,199   Pioneer Fund Class Y                                                 588,738
           24,917   Pioneer Fundamental Growth Fund Class K                              552,659
          165,382   Pioneer Global Equity Fund Class K                                 2,596,497
           17,231   Pioneer Global High Yield Fund Class Y                               153,703
           12,638   Pioneer High Yield Fund Class Y                                      124,233
          100,030   Pioneer International Equity Fund Class Y                          2,336,709
           29,925   Pioneer Mid Cap Value Fund Class K                                   759,197
        1,411,045   Pioneer Strategic Income Fund Class K                             15,309,838
------------------------------------------------------------------------------------------------
                    TOTAL INVESTMENTS IN AFFILIATED FUNDS
                    (Cost $38,551,471)                                             $  40,128,845
------------------------------------------------------------------------------------------------
                    TOTAL MUTUAL FUNDS
                    (Cost $52,160,647)                                             $  54,097,784
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Principal
Amount ($)
------------------------------------------------------------------------------------------------
                    U.S. GOVERNMENT AND AGENCY OBLIGATION -- 2.2%
        1,265,817   U.S. Treasury Inflation Indexed Note, 0.375%, 1/15/27          $   1,249,164
------------------------------------------------------------------------------------------------
                    TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATION
                    (Cost $1,245,296)                                              $   1,249,164
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                            Pioneer Solutions Funds | Annual Report | 7/31/17 37

Schedule of Investments | 7/31/17
Pioneer Solutions - Conservative Fund (continued)

------------------------------------------------------------------------------------------------
Principal
Amount ($)                                                                         Value
------------------------------------------------------------------------------------------------
                    SOVEREIGN DEBT OBLIGATION -- 2.0%
  121,069,342 JPY   Japanese Government CPI Linked Bond, 0.10%, 3/10/25            $   1,137,719
------------------------------------------------------------------------------------------------
                    TOTAL SOVEREIGN DEBT OBLIGATION
                    (Cost $1,174,767)                                              $   1,137,719
------------------------------------------------------------------------------------------------
                    TOTAL INVESTMENTS IN SECURITIES -- 98.6%
                    (Cost $54,580,710) (a)                                         $  56,484,667
------------------------------------------------------------------------------------------------
                    OTHER ASSETS AND LIABILITIES -- 1.4%                           $     813,612
------------------------------------------------------------------------------------------------
                    NET ASSETS -- 100.0%                                           $  57,298,279
================================================================================================

* Affiliated funds managed by Amundi Pioneer Asset Management, Inc., formerly Pioneer Investment Management, Inc. (the Adviser).

(a) At July 31, 2017, the net unrealized appreciation on investments based on cost for federal tax purposes of $54,721,208 was as follows:

        Aggregate gross unrealized appreciation for all investments in which
          there is an excess of value over tax cost                                $ 2,115,418

        Aggregate gross unrealized depreciation for all investments in which
          there is an excess of tax cost over value                                   (351,959)
                                                                                   -----------
        Net unrealized appreciation                                                $ 1,763,459
                                                                                   ===========

Purchases and sales of securities (excluding temporary cash investments) for the year ended July 31, 2017 were as follows:

-------------------------------------------------------------------------------------
                                                     Purchases           Sales
-------------------------------------------------------------------------------------
Long-Term U.S. Government                            $  1,244,682        $  1,514,793
Other Long-Term Securities                           $ 16,874,127        $ 22,695,697

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which the Adviser serves as the investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended July 31, 2017, the Fund did not engage in cross trade activity.

The accompanying notes are an integral part of these financial statements.

38 Pioneer Solutions Funds | Annual Report | 7/31/17

CENTRALLY CLEARED INTEREST RATE SWAP AGREEMENTS

--------------------------------------------------------------------------------------------------------
                                                                                          Net
                                                                 Annual                   Unrealized
Notional                              Pay/       Floating        Fixed       Expiration   Appreciation
Principal ($)       Exchange          Receive    Rate            Rate        Date         (Depreciation)
--------------------------------------------------------------------------------------------------------
EUR       323,000   London            Pay        EURIBOR         0.817%      5/29/27      $  (3,014)
                    Clearing House               6 Month
EUR     1,880,905   London            Pay        EURIBOR         0.941%      7/27/27           (895)
                    Clearing House               6 Month
EUR     1,317,630   London            Pay        EURIBOR         2.056%      2/16/32        (11,779)
                    Clearing House               6 Month
EUR     1,281,923   London            Pay        EURIBOR         1.891%      3/1/32         (22,482)
                    Clearing House               6 Month
GBP     1,173,744   London            Receive    LIBOR GBP       2.020%      2/16/32         (1,343)
                    Clearing House               6 Month
GBP       565,000   London            Receive    LIBOR GBP       1.838%      3/1/32           5,101
                    Clearing House               6 Month
GBP       564,532   London            Receive    LIBOR GBP       1.843%      3/1/32           4,939
                    Clearing House               6 Month
SEK    18,014,576   London            Receive    STIBOR SEK      1.245%      7/27/27          9,187
                    Clearing House               3 Month
-------------------------------------------------------------------------------------------------------
                                                                                          $ (20,286)
=======================================================================================================

INTEREST RATE SWAP AGREEMENT

--------------------------------------------------------------------------------------------------------
                                                                 Annual
Notional                              Pay/       Floating        Fixed       Expiration   Unrealized
Principal ($)       Counterparty      Receive    Rate            Rate        Date         (Depreciation)
--------------------------------------------------------------------------------------------------------
EUR      281,000    UBS AG            Pay        EMMI EURO       0.332%      5/9/26       $ (7,009)
                                                 OverNight
                                                 Index Average
========================================================================================================

NOTE:      Principal amounts are denominated in U.S. Dollars unless otherwise noted:
           EUR        Euro
           GBP        Great British Pound
           JPY        Japanese Yen
           SEK        Swedish Krone

EMMI       European Money Markets Institute.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

      Level 1 - quoted prices in active markets for identical securities.

      Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

      Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

                            Pioneer Solutions Funds | Annual Report | 7/31/17 39

Schedule of Investments | 7/31/17
Pioneer Solutions - Conservative Fund (continued)

The following is a summary of the inputs used as of July 31, 2017, in valuing the Fund's assets:

---------------------------------------------------------------------------------------------------------
                                     Level 1            Level 2              Level 3        Total
---------------------------------------------------------------------------------------------------------
Mutual Funds                         $ 54,097,784       $          --        $  --          $ 54,097,784
U.S. Government and
   Agency Obligation                           --           1,249,164           --             1,249,164
Sovereign Debt
   Obligation                                  --           1,137,719           --             1,137,719
---------------------------------------------------------------------------------------------------------
Total                                $ 54,097,784       $   2,386,883        $  --          $ 56,484,667
=========================================================================================================
Other Financial Instruments
Unrealized Appreciation
   on Futures Contracts              $    106,420       $          --        $  --          $    106,420
Unrealized Depreciation
   on Futures Contracts                  (161,170)                 --           --              (161,170)
Unrealized Appreciation
   on Forward Foreign
   Currency Contracts                          --             202,476           --               202,476
Unrealized Depreciation
   on Forward Foreign
   Currency Contracts                          --            (259,470)          --              (259,470)
Unrealized Appreciation
   on Centrally Cleared
   Interest Rate Swap
   Agreements                                  --              19,227           --                19,227
Unrealized Depreciation
   on Centrally Cleared
   Interest Rate Swap
   Agreements                                  --             (39,513)          --               (39,513)
Unrealized Depreciation
   on Interest Rate Swap
   Agreement                                   --              (7,009)          --                (7,009)
---------------------------------------------------------------------------------------------------------
Total Other
   Financial Instruments             $    (54,750)      $     (84,289)       $  --          $   (139,039)
=========================================================================================================

During the year ended July 31, 2017, there were no transfers between Levels 1, 2, and 3.

The accompanying notes are an integral part of these financial statements.

40 Pioneer Solutions Funds | Annual Report | 7/31/17

Schedule of Investments | 7/31/17
Pioneer Solutions - Balanced Fund

------------------------------------------------------------------------------------------------
Shares                                                                             Value
------------------------------------------------------------------------------------------------
                    MUTUAL FUNDS -- 93.7%
                    UNAFFILIATED FUNDS -- 24.0%
           74,636   AMG Managers Fairpointe Mid Cap Fund Class I                   $   3,288,456
          123,725   Columbia Contrarian Core Fund Class Y                              3,205,715
          735,648   Doubleline Total Return Bond Fund Class I                          7,871,434
           16,694   iShares Core MSCI Emerging Markets ETF                               881,276
           89,985   iShares MSCI Canada ETF                                            2,510,581
           49,534   iShares MSCI China ETF                                             2,942,815
           37,046   iShares MSCI South Korea Capped ETF                                2,582,106
          594,024   MFS Total Return Bond Fund Class I                                 6,385,758
          166,209   T. Rowe Price International Funds -- European Stock Fund           3,365,732
          548,481   Western Asset Core Plus Bond Fund Class IS                         6,504,985
------------------------------------------------------------------------------------------------
                    TOTAL INVESTMENTS IN UNAFFILIATED FUNDS
                    (Cost $38,545,360)                                             $  39,538,858
------------------------------------------------------------------------------------------------
                    AFFILIATED FUNDS* -- 69.7%
        1,505,215   Pioneer Bond Fund Class K                                      $  14,645,742
          195,351   Pioneer Core Equity Fund Class Y                                   3,994,931
          491,134   Pioneer Disciplined Value Fund Class Y                             8,344,367
          491,341   Pioneer Dynamic Credit Fund Class Y                                4,687,396
          130,055   Pioneer Fund Class Y                                               4,207,283
          173,510   Pioneer Fundamental Growth Fund Class K                            3,848,452
        1,078,851   Pioneer Global Equity Fund Class K                                16,937,961
          312,079   Pioneer Global High Yield Fund Class Y                             2,783,745
                1   Pioneer High Yield Fund Class Y                                            6
        1,172,294   Pioneer International Equity Fund Class Y                         27,384,773
          228,181   Pioneer Mid Cap Value Fund Class K                                 5,788,952
        2,036,411   Pioneer Strategic Income Fund Class K                             22,095,059
------------------------------------------------------------------------------------------------
                    TOTAL INVESTMENTS IN AFFILIATED FUNDS
                    (Cost $99,756,860)                                             $ 114,718,667
------------------------------------------------------------------------------------------------
                    TOTAL MUTUAL FUNDS
                    (Cost $138,302,220)                                            $ 154,257,525
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                            Pioneer Solutions Funds | Annual Report | 7/31/17 41

Schedule of Investments | 7/31/17
Pioneer Solutions - Balanced Fund (continued)

------------------------------------------------------------------------------------------------
Principal
Amount ($)                                                                         Value
------------------------------------------------------------------------------------------------
                    U.S. GOVERNMENT AND AGENCY OBLIGATION -- 2.2%
        3,632,917   U.S. Treasury Inflation Indexed Note, 0.375%, 1/15/27          $   3,585,123
------------------------------------------------------------------------------------------------
                    TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATION
                    (Cost $3,574,021)                                              $   3,585,123
------------------------------------------------------------------------------------------------
                    SOVEREIGN DEBT OBLIGATION -- 2.1%
  361,201,906 JPY   Japanese Government CPI Linked Bond, 0.10%, 3/10/25            $   3,394,305
------------------------------------------------------------------------------------------------
                    TOTAL SOVEREIGN DEBT OBLIGATION
                    (Cost $3,504,836)                                              $   3,394,305
------------------------------------------------------------------------------------------------
                    TOTAL INVESTMENTS IN SECURITIES -- 98.0%
                    (Cost $145,381,077) (a)                                        $ 161,236,953
------------------------------------------------------------------------------------------------
                    OTHER ASSETS AND LIABILITIES -- 2.0%                           $   3,296,829
------------------------------------------------------------------------------------------------
                    NET ASSETS -- 100.0%                                           $ 164,533,782
================================================================================================

*     Affiliated funds managed by the Adviser.

(a) At July 31, 2017, the net unrealized appreciation on investments based on cost for federal tax purposes of $146,154,856 was as follows:

        Aggregate gross unrealized appreciation for all investments in which
          there is an excess of value over tax cost                                $  16,670,434
        Aggregate gross unrealized depreciation for all investments in which
          there is an excess of tax cost over value                                   (1,588,337)
                                                                                   -------------
        Net unrealized appreciation                                                $  15,082,097
                                                                                   =============

Purchases and sales of securities (excluding temporary cash investments) for the year ended July 31, 2017 were as follows:

------------------------------------------------------------------------------------
                                                     Purchases           Sales
------------------------------------------------------------------------------------
Long-Term U.S. Government                            $  3,572,259        $ 4,387,641
Other Long-Term Securities                           $ 42,471,568        $71,581,542

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which the Adviser serves as the investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended July 31, 2017, the Fund did not engage in cross trade activity.

The accompanying notes are an integral part of these financial statements.

42 Pioneer Solutions Funds | Annual Report | 7/31/17

CENTRALLY CLEARED INTEREST RATE SWAP AGREEMENTS

--------------------------------------------------------------------------------------------------------
                                                                                          Net
                                                                 Annual                   Unrealized
Notional                              Pay/       Floating        Fixed       Expiration   Appreciation
Principal ($)       Exchange          Receive    Rate            Rate        Date         (Depreciation)
--------------------------------------------------------------------------------------------------------
EUR       807,000   London            Pay        EURIBOR         0.817%      5/29/27      $  (7,530)
                    Clearing House               6 Month
EUR     8,121,562   London            Pay        EURIBOR         0.941%      7/27/27         (3,864)
                    Clearing House               6 Month
EUR     3,664,773   London            Pay        EURIBOR         2.056%      2/16/32        (32,761)
                    Clearing House               6 Month
EUR     3,694,441   London            Pay        EURIBOR         1.891%      3/1/32         (64,792)
                    Clearing House               6 Month
EUR     3,532,239   London            Pay        EURIBOR         2.051%      3/17/32        (33,185)
                    Clearing House               6 Month
GBP     3,264,578   London            Receive    LIBOR GBP       2.020%      2/16/32         (3,736)
                    Clearing House               6 Month
GBP     1,630,000   London            Receive    LIBOR GBP       1.838%      3/1/32          14,716
                    Clearing House               6 Month
GBP     1,625,257   London            Receive    LIBOR GBP       1.843%      3/1/32          14,219
                    Clearing House               6 Month
GBP     3,184,724   London            Receive    LIBOR GBP       1.935%      3/17/32         11,526
                    Clearing House               6 Month
SEK    77,785,172   London            Receive    STIBOR SEK      1.245%      7/27/27         39,668
                    Clearing House               3 Month
--------------------------------------------------------------------------------------------------------
                                                                                          $ (65,739)
========================================================================================================

INTEREST RATE SWAP AGREEMENT

--------------------------------------------------------------------------------------------------------
                                                                 Annual
Notional                              Pay/       Floating        Fixed       Expiration   Unrealized
Principal ($)       Counterparty      Receive    Rate            Rate        Date         (Depreciation)
--------------------------------------------------------------------------------------------------------
EUR      844,000    UBS AG            Pay        EMMI EURO       0.332%      5/9/26       $ (21,053)
                                                 OverNight
                                                 Index Average
========================================================================================================

EMMI   European Money Markets Institute.

NOTE:  Principal amounts are denominated in U.S. Dollars unless otherwise noted:
       EUR        Euro
       GBP        Great British Pound
       JPY        Japanese Yen
       SEK        Swedish Krone

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

      Level 1 - quoted prices in active markets for identical securities.

      Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

      Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

                            Pioneer Solutions Funds | Annual Report | 7/31/17 43

Schedule of Investments | 7/31/17
Pioneer Solutions - Balanced Fund (continued)

The following is a summary of the inputs used as of July 31, 2017, in valuing the Fund's assets:

---------------------------------------------------------------------------------------------------------
                                     Level 1            Level 2              Level 3        Total
---------------------------------------------------------------------------------------------------------
Mutual Funds                         $ 154,257,525      $         --         $ --           $154,257,525
U.S. Government and
   Agency Obligation                            --         3,585,123           --              3,585,123
Sovereign Debt
   Obligation                                   --         3,394,305           --              3,394,305
---------------------------------------------------------------------------------------------------------
Total                                $ 154,257,525      $  6,979,428         $ --           $161,236,953
=========================================================================================================
Other Financial Instruments
Unrealized Appreciation
   on Futures Contracts              $     481,846      $         --         $ --           $    481,846
Unrealized Depreciation
   on Futures Contracts                   (504,645)               --           --               (504,645)
Unrealized Appreciation
   on Forward Foreign
   Currency Contracts                           --           876,171           --                876,171
Unrealized Depreciation
   on Forward Foreign
   Currency Contracts                           --        (1,379,203)          --             (1,379,203)
Unrealized Appreciation
   on Centrally Cleared
   Interest Rate Swaps
   Agreements                                   --            80,129           --                 80,129
Unrealized Depreciation
   on Centrally Cleared
   Interest Rate Swaps
   Agreements                                   --          (145,868)          --               (145,868)
Unrealized Depreciation
   on Interest Rate Swap
   Agreement                                    --           (21,053)          --                (21,053)
---------------------------------------------------------------------------------------------------------
Total Other
   Financial Instruments             $     (22,799)     $   (589,824)        $ --           $   (612,623)
=========================================================================================================

During the year ended July 31, 2017, there were no transfers between Levels 1, 2, and 3.

The accompanying notes are an integral part of these financial statements.

44 Pioneer Solutions Funds | Annual Report | 7/31/17

Schedule of Investments | 7/31/17
Pioneer Solutions - Growth Fund

------------------------------------------------------------------------------------------------
Shares                                                                             Value
------------------------------------------------------------------------------------------------
                    MUTUAL FUNDS -- 93.6%
                    UNAFFILIATED FUNDS -- 25.9%
          195,731   AMG Managers Fairpointe Mid Cap Fund Class I                   $   8,623,921
          401,463   Columbia Contrarian Core Fund Class Y                             10,401,906
          323,717   Doubleline Total Return Bond Fund Class I                          3,463,772
           40,760   iShares Core MSCI Emerging Markets ETF                             2,151,720
          237,003   iShares MSCI Canada ETF                                            6,612,384
          120,827   iShares MSCI China ETF                                             7,178,332
           92,280   iShares MSCI South Korea Capped ETF                                6,431,916
          386,257   JOHCM Asia Ex-Japan Equity Fund Class IS                           4,750,964
          441,868   JPMorgan Intrepid European Fund Class L                           11,855,319
          213,156   Oak Ridge Small Cap Growth Fund Class K                            7,756,747
          508,467   T. Rowe Price International Funds -- European Stock Fund          10,296,457
------------------------------------------------------------------------------------------------
                    TOTAL INVESTMENTS IN UNAFFILIATED FUNDS
                    (Cost $75,274,892)                                             $  79,523,438
------------------------------------------------------------------------------------------------
                    AFFILIATED FUNDS* -- 67.7%
        1,902,159   Pioneer Bond Fund Class K                                      $  18,508,007
          619,773   Pioneer Core Equity Fund Class Y                                  12,674,353
        1,584,109   Pioneer Disciplined Value Fund Class Y                            26,914,012
          459,868   Pioneer Fund Class Y                                              14,876,717
          626,568   Pioneer Fundamental Growth Fund Class K                           13,897,278
        2,341,358   Pioneer Global Equity Fund Class K                                36,759,321
          262,268   Pioneer Global Multisector Income Fund Class Y                     2,848,230
        2,322,206   Pioneer International Equity Fund Class Y                         54,246,741
          693,486   Pioneer Mid Cap Value Fund Class K                                17,593,740
          870,025   Pioneer Strategic Income Fund Class K                              9,439,771
------------------------------------------------------------------------------------------------
                    TOTAL INVESTMENTS IN AFFILIATED FUNDS
                    (Cost $174,807,834)                                            $ 207,758,170
------------------------------------------------------------------------------------------------
                    TOTAL MUTUAL FUNDS
                    (Cost $250,082,726)                                            $ 287,281,608
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Principal
Amount ($)
------------------------------------------------------------------------------------------------
                    U.S. GOVERNMENT AND AGENCY OBLIGATION -- 2.2%
        6,796,244   U.S. Treasury Inflation Indexed Note, 0.375%, 1/15/27          $   6,706,833
------------------------------------------------------------------------------------------------
                    TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATION
                    (Cost $6,686,064)                                              $   6,706,833
------------------------------------------------------------------------------------------------
                    SOVEREIGN DEBT OBLIGATION -- 1.9%
  615,878,840 JPY   Japanese Government CPI Linked Bond, 0.10%, 3/10/25            $   5,787,569
------------------------------------------------------------------------------------------------
                    TOTAL SOVEREIGN DEBT OBLIGATION
                    (Cost $5,976,033)                                              $   5,787,569
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                            Pioneer Solutions Funds | Annual Report | 7/31/17 45

Schedule of Investments | 7/31/17
Pioneer Solutions - Growth Fund (continued)

---------------------------------------------------------------------------------------------------------------
                                         Counterparty/             Strike     Expiration
 Contracts          Description          Exchange                  Price      Date              Value
---------------------------------------------------------------------------------------------------------------
                    EXCHANGE-TRADED PUT OPTION PURCHASED -- 0.1%
             169    Russell 2000         Chicago Board             1,300      12/15/17          $      322,790
                    Index                of Options
---------------------------------------------------------------------------------------------------------------
                    TOTAL EXCHANGE-TRADED PUT OPTION PURCHASED
                    (Premiums paid $1,416,651)                                                  $      322,790
---------------------------------------------------------------------------------------------------------------
                    TOTAL INVESTMENTS IN SECURITIES -- 97.8%
                    (Cost $264,161,474) (a)                                                     $  300,098,800
---------------------------------------------------------------------------------------------------------------
                    EXCHANGE-TRADED PUT OPTION WRITTEN -- (0.0)%+
            (169)   Russell 2000         Chicago Board             1,100      12/15/17          $      (70,980)
                    Index                of Options
---------------------------------------------------------------------------------------------------------------
                    TOTAL EXCHANGE-TRADED PUT OPTION WRITTEN
                    (Premiums received $(574,156))                                              $      (70,980)
---------------------------------------------------------------------------------------------------------------
                    OTHER ASSETS AND LIABILITIES -- 2.2%                                        $    6,682,977
---------------------------------------------------------------------------------------------------------------
                    NET ASSETS -- 100.0%                                                        $  306,710,797
===============================================================================================================

*     Affiliated funds managed by the Adviser.

+     Amount rounds to greater than (0.1)%.

(a) At July 31, 2017, the net unrealized appreciation on investments based on cost for federal tax purposes of $264,883,553 was as follows:

        Aggregate gross unrealized appreciation for all investments in which
          there is an excess of value over tax cost                                $  39,884,658

        Aggregate gross unrealized depreciation for all investments in which
          there is an excess of tax cost over value                                   (4,669,411)
                                                                                   -------------
        Net unrealized appreciation                                                $  35,215,247
                                                                                   =============

Purchases and sales of securities (excluding temporary cash investments) for the year ended July 31, 2017 were as follows:

--------------------------------------------------------------------------------
                                                Purchases           Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government                       $ 6,682,768         $  7,452,287
Other Long-Term Securities                      $70,995,915         $110,440,107

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which the Adviser serves as the investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended July 31, 2017, the Fund did not engage in cross trade activity.

The accompanying notes are an integral part of these financial statements.

46 Pioneer Solutions Funds | Annual Report | 7/31/17

CENTRALLY CLEARED INTEREST RATE SWAP AGREEMENTS

--------------------------------------------------------------------------------------------------------
                                                                                          Net
                                                                 Annual                   Unrealized
Notional                              Pay/       Floating        Fixed       Expiration   Appreciation
Principal ($)       Exchange          Receive    Rate            Rate        Date         (Depreciation)
--------------------------------------------------------------------------------------------------------
EUR   1,452,000     London            Pay        EURIBOR         0.817%      5/29/27      $  (13,549)
                    Clearing House               6 Month
EUR  20,195,296     London            Pay        EURIBOR         0.941%      7/27/27          (9,610)
                    Clearing House               6 Month
EUR   6,634,238     London            Pay        EURIBOR         2.056%      2/16/32         (59,306)
                    Clearing House               6 Month
EUR   6,736,701     London            Pay        EURIBOR         1.891%      3/1/32         (118,146)
                    Clearing House               6 Month
EUR  12,958,476     London            Pay        EURIBOR         2.051%      3/17/32        (121,742)
                    Clearing House               6 Month
GBP   5,909,776     London            Receive    LIBOR GBP       2.020%      2/16/32          (6,763)
                    Clearing House               6 Month
GBP   2,965,327     London            Receive    LIBOR GBP       1.838%      3/1/32           26,771
                    Clearing House               6 Month
GBP   2,970,537     London            Receive    LIBOR GBP       1.843%      3/1/32           25,989
                    Clearing House               6 Month
GBP  11,683,571     London            Receive    LIBOR GBP       1.935%      3/17/32          42,286
                    Clearing House               6 Month
SEK 193,422,713     London            Receive    STIBOR SEK      1.245%      7/27/27          98,640
                    Clearing House               3 Month
--------------------------------------------------------------------------------------------------------
                                                                                          $ (135,430)
========================================================================================================

INTEREST RATE SWAP AGREEMENT

--------------------------------------------------------------------------------------------------------
                                                                 Annual
Notional                              Pay/       Floating        Fixed       Expiration   Unrealized
Principal ($)       Counterparty      Receive    Rate            Rate        Date         (Depreciation)
--------------------------------------------------------------------------------------------------------
EUR 1,548,000       UBS AG            Pay        EMMI EURO       0.332%      5/9/26       $ (38,614)
                                                 OverNight
                                                 Index Average
========================================================================================================

EMMI   European Money Markets Institute.

NOTE : Principal amounts are denominated in U.S. Dollars unless otherwise noted:
       EUR        Euro
       GBP        Great British Pound
       JPY        Japanese Yen
       SEK        Swedish Krone

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

      Level 1 - quoted prices in active markets for identical securities.

      Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

      Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

                            Pioneer Solutions Funds | Annual Report | 7/31/17 47

Schedule of Investments | 7/31/17
Pioneer Solutions - Growth Fund (continued)

The following is a summary of the inputs used as of July 31, 2017, in valuing the Fund's assets:

---------------------------------------------------------------------------------------------------------
                                     Level 1            Level 2              Level 3        Total
---------------------------------------------------------------------------------------------------------
Mutual Funds                         $ 287,281,608      $          --        $ --           $287,281,608
U.S. Government and                             --          6,706,833          --              6,706,833
   Agency Obligation
Sovereign Debt                                  --          5,787,569          --              5,787,569
   Obligation
Exchange-Traded Put
   Option Purchased                        322,790                 --          --                322,790
---------------------------------------------------------------------------------------------------------
Total                                $ 287,604,398      $  12,494,402        $ --           $300,098,800
=========================================================================================================
Other Financial Instruments
Unrealized Appreciation
   on Futures Contracts              $     983,372      $          --        $ --           $    983,372
Unrealized Depreciation
   on Futures Contracts                 (1,193,842)                --          --             (1,193,842)
Unrealized Appreciation
   on Forward Foreign
   Currency Contracts                           --          2,152,462          --              2,152,462
Unrealized Depreciation
on Forward Foreign
   Currency Contracts                           --         (2,418,825)         --             (2,418,825)
Unrealized Appreciation
   on Centrally Cleared
   Interest Rate Swap
   Agreements                                   --            193,686          --                193,686
Unrealized Depreciation
   on Centrally Cleared
   Interest Rate Swap
   Agreements                                   --           (329,116)         --               (329,116)
Unrealized Depreciation
   on Interest Rate Swap
   Agreement                                    --            (38,614)         --                (38,614)
Exchange-Traded Put
   Option Written                          (70,980)                --          --                (70,980)
---------------------------------------------------------------------------------------------------------
Total Other
   Financial Instruments             $    (281,450)     $    (440,407)       $ --           $   (721,857)
=========================================================================================================

During the year ended July 31, 2017, there were no transfers between Levels 1, 2, and 3.

The accompanying notes are an integral part of these financial statements.

48 Pioneer Solutions Funds | Annual Report | 7/31/17

Statements of Assets and Liabilities | 7/31/17

----------------------------------------------------------------------------------------------------------
                                                          Pioneer          Pioneer           Pioneer
                                                          Solutions -      Solutions -       Solutions -
                                                          Conservative     Balanced          Growth
                                                          Fund             Fund              Fund
----------------------------------------------------------------------------------------------------------
ASSETS:
 Investments in securities of affiliated funds, at
    value (at cost $38,551,471, $99,756,860
    and $174,807,834, respectively)                       $  40,128,845    $ 114,718,667     $ 207,758,170
 Investments in securities of unaffiliated funds,
    at value (at cost $16,029,239,
    $45,624,217 and $89,353,640,
    respectively)                                            16,355,822       46,518,286        92,340,630
 Cash                                                           255,623        1,377,044         1,686,944
 Foreign currencies, at value (at cost $17,375,
    $14,228 and $53,588, respectively)                           16,595            6,991            44,229
 Restricted cash*                                               661,536        2,744,246         6,151,101
 Unrealized appreciation on forward
    foreign currency contracts                                  202,476          876,171         2,152,462
 Receivables for:
    Capital stock sold                                            9,633           48,361           153,098
    Distributions to shareowner                                      --            1,785                --
    Dividends                                                    97,396          157,458            94,937
    Interest                                                        653            1,922             3,381
 Due from the Adviser                                            19,323               36                35
 Other assets                                                    25,774           23,927            20,817
----------------------------------------------------------------------------------------------------------
       Total assets                                       $  57,773,676    $ 166,474,894     $ 310,405,804
==========================================================================================================
LIABILITIES:
  Written options (premiums received $-, $-
    and $(574,156), respectively)                                    --               --            70,980
  Unrealized depreciation on interest rate
    swap agreements                                               7,009           21,053            38,614
  Unrealized depreciation on forward
    foreign currency contracts                                  259,470        1,379,203         2,418,825
  Payables for:
    Capital stock redeemed                                       76,991          272,841           666,120
    Distributions to shareowner                                   2,266               --             2,126
    Professional fees                                            39,890           35,433            39,287
    Custodian fees                                               11,474            8,739             8,890
    Swap payments                                                 1,282            3,866             6,384
  Variation margin for centrally cleared
    interest rate swap agreements                                26,389           81,920           160,834
  Variation margin for futures contracts                         20,962           65,656           165,005
  Due to affiliates                                              10,086           32,046            50,011
  Accrued expenses and other liabilities                         19,578           40,355            67,931
----------------------------------------------------------------------------------------------------------
       Total liabilities                                  $     475,397    $   1,941,112     $   3,695,007
==========================================================================================================

* Represents restricted cash deposited at the custodian and/or counterparty for derivative contracts.

The accompanying notes are an integral part of these financial statements.

                            Pioneer Solutions Funds | Annual Report | 7/31/17 49

----------------------------------------------------------------------------------------------------------
                                                          Pioneer          Pioneer           Pioneer
                                                          Solutions -      Solutions -       Solutions -
                                                          Conservative     Balanced          Growth
                                                          Fund             Fund              Fund
----------------------------------------------------------------------------------------------------------
NET ASSETS:
 Paid-in capital                                         $   56,719,819    $ 154,585,013     $266,065,178
 Undistributed net investment income                            602,604          559,550       (1,193,533)
 Accumulated net realized gain (loss) on
    investments, futures contracts, swap
    agreements, written options and foreign
    currency transactions                                    (1,788,216)      (5,846,581)       6,059,220
 Net unrealized appreciation on
    investments                                               1,903,957       15,855,876       35,937,326
 Net unrealized depreciation on
    futures contracts                                           (54,750)         (22,799)        (210,470)
 Net unrealized depreciation on
    swap agreements                                             (27,295)         (86,792)        (174,044)
 Net unrealized appreciation on
    written options                                                  --               --          503,176
 Net unrealized depreciation on forward
    foreign currency contracts and other
    assets and liabilities denominated in
    foreign currencies                                          (57,840)        (510,485)        (276,056)
----------------------------------------------------------------------------------------------------------
       Net assets                                        $   57,298,279    $ 164,533,782     $306,710,797
==========================================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of
  shares authorized)
  Net Assets of Class A Shares                           $   42,698,526    $ 114,528,007     $237,909,576
  Net Assets of Class C Shares                           $   14,336,044    $  49,276,765     $ 67,953,880
  Net Assets of Class R Shares                           $        8,980    $      30,644     $     36,642
  Net Assets of Class Y Shares                           $      254,729    $     698,366     $    810,699
  Class A Shares Outstanding                                  4,038,342        9,629,583       17,610,111
  Class C Shares Outstanding                                  1,403,217        4,510,554        5,348,524
  Class R Shares Outstanding                                        852            2,590            2,732
  Class Y Shares Outstanding                                     25,570           57,903           58,736
  Net Asset Value - Class A Shares                       $        10.57    $       11.89     $      13.51
  Net Asset Value - Class C Shares                       $        10.22    $       10.92     $      12.71
  Net Asset Value - Class R Shares                       $        10.54    $       11.83     $      13.41
  Net Asset Value - Class Y Shares                       $         9.96    $       12.06     $      13.80
MAXIMUM OFFERING PRICE:
  Class A (100 (divided by) 94.25 x net asset value
     per share)                                          $        11.21    $       12.62     $      14.33
==========================================================================================================

The accompanying notes are an integral part of these financial statements.

50 Pioneer Solutions Funds | Annual Report | 7/31/17

Statements of Operations

For the Year Ended 7/31/17

----------------------------------------------------------------------------------------
                                                 Pioneer       Pioneer       Pioneer
                                                 Solutions -   Solutions -   Solutions -
                                                 Conservative  Balanced      Growth
                                                 Fund          Fund          Fund
----------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividend income from underlying
     affiliated funds                            $1,339,298    $2,701,762    $3,335,754
  Dividend income from underlying
     unaffiliated funds                             336,733     1,018,726     1,109,272
  Interest                                           26,662        70,974       130,045
----------------------------------------------------------------------------------------
       Total Investment Income                   $1,702,693    $3,791,462    $4,575,071
----------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                $   78,289    $  224,362    $  399,810
  Transfer agent fees
     Class A                                         38,361       112,556       277,325
     Class C                                         12,290        31,038        56,525
     Class R                                             66           117           168
     Class Y                                            310         1,029         1,381
  Distribution fees
     Class A                                        110,893       293,331       589,309
     Class C                                        157,339       543,625       707,276
     Class R                                             44           112           134
  Shareowner communications expense                   6,621        22,975        52,372
  Administrative expense                             39,314        93,241       172,639
  Custodian fees                                     51,407        50,896        51,384
  Registration fees                                  70,446        75,853        56,292
  Professional fees                                  42,427        42,516        46,724
  Printing fees                                      18,244        33,383        26,391
  Pricing fees                                        1,219         1,615         1,476
  Fees and expenses of non-affiliated trustees        7,096         7,379        10,652
  Insurance expense                                     939         2,354         4,141
  Miscellaneous                                       7,209        10,585        11,799
----------------------------------------------------------------------------------------
     Total expenses                              $  642,514    $1,546,967    $2,465,798
     Less fees waived and expenses reimbursed
       by the Adviser                            $ (102,991)   $     (107)   $     (139)
----------------------------------------------------------------------------------------
     Net expenses                                $  539,523    $1,546,860    $2,465,659
----------------------------------------------------------------------------------------
       Net investment income                     $1,163,170    $2,244,602    $2,109,412
----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                            Pioneer Solutions Funds | Annual Report | 7/31/17 51

For the Year Ended 7/31/17

-------------------------------------------------------------------------------------------------
                                                     Pioneer        Pioneer          Pioneer
                                                     Solutions -    Solutions -      Solutions -
                                                     Conservative   Balanced         Growth
                                                     Fund           Fund             Fund
-------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS, FUTURES CONTRACTS,
SWAP AGREEMENTS, WRITTEN OPTIONS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
    Underlying affiliated funds                      $  (83,687)    $  1,898,557     $ 6,961,742
    Underlying unaffiliated funds                       (42,741)      (1,558,110)     (3,898,915)
    Capital gain on distributions from
      underlying affiliated funds                       312,234        1,165,286       4,162,676
    Capital gain on distributions from
      underlying unaffiliated funds                      35,056          433,965         975,954
    Futures contracts                                  (632,170)      (3,541,877)     (1,853,526)
    Swap agreements                                    (126,396)        (389,466)       (644,667)
    Written options                                      20,724          262,780       1,190,184
    Forward foreign currency contracts and
      other assets and liabilities denominated
      in foreign currencies                             207,936          554,349         506,786
-------------------------------------------------------------------------------------------------
                                                     $ (309,044)    $ (1,174,516)    $ 7,400,234
-------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation
    (depreciation) on:
    Underlying affiliated funds                      $  943,543     $  6,974,415     $11,842,079
    Underlying unaffiliated funds                       100,735        2,624,782       8,911,873
    Futures contracts                                   112,311          506,000       1,275,949
    Swap agreements                                      93,909          288,358         442,592
    Written options                                     (17,544)         (64,327)        385,539
    Forward foreign currency contracts and
      other assets and liabilities denominated
      in foreign currencies                             (31,416)        (372,479)        (66,155)
-------------------------------------------------------------------------------------------------
                                                     $1,201,538     $  9,956,749     $22,791,877
-------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
    on investments, futures contracts,
    swap agreements, written options
    and forward foreign currency contracts
    and other assets and liabilities
    denominated in foreign currencies                $  892,494     $  8,782,233     $30,192,111
-------------------------------------------------------------------------------------------------
  Net increase in net assets
    resulting from operations                        $2,055,664     $ 11,026,835     $32,301,523
=================================================================================================

The accompanying notes are an integral part of these financial statements.

52 Pioneer Solutions Funds | Annual Report | 7/31/17

Statements of Changes in Net Assets

------------------------------------------------------------------------------------------------
                                        Pioneer Solutions -             Pioneer Solutions -
                                         Conservative Fund                Balanced Fund
                                    ----------------------------   -----------------------------
                                    Year            Year           Year           Year
                                    Ended           Ended          Ended          Ended
                                    7/31/17         7/31/16*       7/31/17        7/31/16*
------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)        $  1,163,170    $  1,452,905   $  2,244,602   $   3,022,656
Net realized gain (loss) on
  investments, futures contracts,
  swap agreements, written
  options and forward foreign
  currency contracts and other
  assets and liabilities
  denominated in
  foreign currencies                    (309,044)       (934,959)    (1,174,516)     (2,330,784)
Change in net unrealized
  appreciation (depreciation) on
  investments, futures contracts,
  swap agreements, written
  options and forward foreign
  currency contracts and other
  assets and liabilities
  denominated in
  foreign currencies                   1,201,538        (250,550)     9,956,749      (6,511,117)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets resulting
  from operations                   $  2,055,664    $    267,396   $ 11,026,835   $  (5,819,245)
------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class A ($0.24, $0.29, $0.24
     and $0.27, respectively)       $ (1,025,860)   $ (1,205,906)  $ (2,480,991)  $  (2,947,850)
  Class C ($0.15, $0.20, $0.16
     and $0.19, respectively)           (243,573)       (335,987)      (853,099)     (1,111,615)
  Class R ($0.21, $0.30, $0.23
     and $0.30, respectively)               (182)           (253)          (382)           (257)
  Class Y ($0.24, $0.27, $0.27
     and $0.30, respectively)             (2,842)         (2,891)       (20,656)        (34,638)
Net realized gain:
  Class A ($0.00, $1.13, $0.00
     and $0.86, respectively)                 --      (4,678,518)            --      (9,290,030)
  Class C ($0.00, $1.13, $0.00
     and $0.86, respectively)                 --      (1,937,019)            --      (5,108,460)
  Class R ($0.00, $1.13, $0.00
     and $0.86, respectively)                 --            (964)            --            (748)
  Class Y ($0.00, $1.13, $0.00
     and $0.86, respectively)                 --         (11,928)            --         (99,468)
------------------------------------------------------------------------------------------------
     Total distributions
       to shareowners               $ (1,272,457)   $ (8,173,466)  $ (3,355,128)  $ (18,593,066)
------------------------------------------------------------------------------------------------

* Beginning with the fiscal year ended July 31, 2017, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

The accompanying notes are an integral part of these financial statements.

                            Pioneer Solutions Funds | Annual Report | 7/31/17 53

------------------------------------------------------------------------------------------------
                                        Pioneer Solutions -              Pioneer Solutions -
                                         Conservative Fund                  Balanced Fund
                                   ----------------------------   ------------------------------
                                   Year            Year           Year            Year
                                   Ended           Ended          Ended           Ended
                                   7/31/17         7/31/16*       7/31/17         7/31/16*
------------------------------------------------------------------------------------------------
FROM FUND SHARE
TRANSACTIONS:
Net proceeds from sales
  of shares                        $  9,114,270    $ 11,217,618   $  22,714,830   $  25,621,474
Reinvestment of distributions         1,195,197       7,555,353       3,207,879      17,128,419
Cost of shares repurchased          (17,980,260)    (16,852,509)    (55,233,494)    (48,922,888)
------------------------------------------------------------------------------------------------
     Net increase (decrease) in
       net assets resulting from
       Fund share transactions       (7,670,793)      1,920,462     (29,310,785)     (6,172,995)
------------------------------------------------------------------------------------------------
     Net decrease in net assets    $ (6,887,586)   $ (5,985,608)  $ (21,639,078)  $ (30,585,306)
NET ASSETS:
Beginning of year                    64,185,865      70,171,473     186,172,860     216,758,166
------------------------------------------------------------------------------------------------
End of year                        $ 57,298,279    $ 64,185,865   $ 164,533,782   $ 186,172,860
------------------------------------------------------------------------------------------------
Undistributed net investment
  income, end of year              $    602,604    $    613,677   $     559,550   $   1,471,763
================================================================================================

* Beginning with the fiscal year ended July 31, 2017, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

The accompanying notes are an integral part of these financial statements.

54 Pioneer Solutions Funds | Annual Report | 7/31/17

--------------------------------------------------------------------------------------------------
                                                                         Pioneer Solutions -
                                                                            Growth Fund
                                                                    ------------------------------
                                                                    Year            Year
                                                                    Ended           Ended
                                                                    7/31/17         7/31/16*
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                        $   2,109,412   $   3,091,367
Net realized gain (loss) on investments, futures contracts, swap agreements, written options and forward foreign currency
  contracts and other assets and liabilities denominated in
  foreign currencies                                                    7,400,234       1,560,401
Change in net unrealized appreciation (depreciation) on
  investments, futures contracts, swap agreements, written options and forward foreign currency contracts and other assets
  and liabilities denominated in foreign currencies                    22,791,877     (18,517,160)
--------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting
       from operations                                              $  32,301,523   $ (13,865,392)
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class A ($0.16 and $0.18, respectively)                           $  (2,945,874)  $  (3,448,475)
  Class C ($0.07 and $0.09, respectively)                                (430,655)       (630,056)
  Class R ($0.15 and $0.21, respectively)                                    (303)           (150)
  Class Y ($0.20 and $0.21, respectively)                                 (13,530)        (21,523)
Net realized gain:
  Class A ($0.07 and $0.84, respectively)                              (1,223,872)    (16,258,476)
  Class C ($0.07 and $0.84, respectively)                                (395,672)     (5,798,035)
  Class R ($0.07 and $0.84, respectively)                                    (131)           (610)
  Class Y ($0.07 and $0.84, respectively)                                  (4,528)        (88,090)
--------------------------------------------------------------------------------------------------
       Total distributions to shareowners                           $  (5,014,565)  $ (26,245,415)
--------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                                   $  32,109,512   $  35,429,202
Reinvestment of distributions                                           4,856,744      24,660,959
Cost of shares repurchased                                            (77,450,776)    (68,049,605)
--------------------------------------------------------------------------------------------------
     Net decrease in net assets resulting from Fund
       share transactions                                             (40,484,520)     (7,959,444)
--------------------------------------------------------------------------------------------------
     Net decrease in net assets                                     $ (13,197,562)  $ (48,070,251)
NET ASSETS:
Beginning of year                                                     319,908,359     367,978,610
--------------------------------------------------------------------------------------------------
End of year                                                         $ 306,710,797   $ 319,908,359
--------------------------------------------------------------------------------------------------
Undistributed net investment income, end of year                    $  (1,193,533)  $     200,200
==================================================================================================

* Beginning with the fiscal year ended July 31, 2017, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

The accompanying notes are an integral part of these financial statements.

                            Pioneer Solutions Funds | Annual Report | 7/31/17 55

------------------------------------------------------------------------------------------------
                                                Pioneer Solutions - Conservative Fund
                                    ------------------------------------------------------------
                                    Year Ended     Year Ended          Year Ended  Year Ended
                                    7/31/17        7/31/17             7/31/16*    7/31/16*
                                    Shares         Amount              Shares      Amount
------------------------------------------------------------------------------------------------
Class A
Shares sold                            656,974     $     6,785,669      604,781    $  6,405,174
Reinvestment of distributions           96,948             975,297      563,069       5,658,844
Less shares repurchased             (1,180,210)        (12,148,340)    (837,372)     (8,731,562)
------------------------------------------------------------------------------------------------
     Net increase (decrease)          (426,288)    $    (4,387,374)     330,478    $  3,332,456
================================================================================================
Class C
Shares sold                            208,451     $     2,076,396      455,131    $  4,728,950
Reinvestment of distributions           22,350             218,130      193,437       1,886,018
Less shares repurchased               (575,357)         (5,737,669)    (763,235)     (7,953,081)
------------------------------------------------------------------------------------------------
     Net decrease                     (344,556)    $    (3,443,143)    (114,667)   $ (1,338,113)
================================================================================================
Class R
Shares sold                                 --     $            --           --    $         --
Reinvestment of distributions               --                  --           --              --
Less shares repurchased                     --                  --           --              --
------------------------------------------------------------------------------------------------
     Net increase (decrease)                --     $            --           --    $         --
================================================================================================
Class Y
Shares sold                             25,777     $       252,205        7,768    $     83,494
Reinvestment of distributions              187               1,770        1,105          10,491
Less shares repurchased                 (9,704)            (94,251)     (15,770)       (167,866)
------------------------------------------------------------------------------------------------
     Net increase (decrease)            16,260     $       159,724       (6,897)   $    (73,881)
================================================================================================

* Beginning with the fiscal year ended July 31, 2017, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

The accompanying notes are an integral part of these financial statements.

56 Pioneer Solutions Funds | Annual Report | 7/31/17

------------------------------------------------------------------------------------------------
                                                   Pioneer Solutions - Balanced Fund
                                    ------------------------------------------------------------
                                    Year Ended     Year Ended        Year Ended    Year Ended
                                    7/31/17        7/31/17           7/31/16*      7/31/16*
                                    Shares         Amount            Shares        Amount
------------------------------------------------------------------------------------------------
Class A
Shares sold                          1,036,619     $  11,837,739      1,047,166    $ 11,977,456
Reinvestment of distributions          221,988         2,448,547      1,084,238      12,067,537
Less shares repurchased             (2,695,716)      (30,690,063)    (2,084,317)    (23,686,989)
------------------------------------------------------------------------------------------------
     Net increase (decrease)        (1,437,109)    $ (16,403,777)        47,087    $    358,004
================================================================================================
Class C
Shares sold                            977,713     $  10,240,742      1,189,840    $ 12,457,865
Reinvestment of distributions           72,790           741,003        481,229       4,947,038
Less shares repurchased             (2,234,082)      (23,459,634)    (2,287,374)    (24,045,545)
------------------------------------------------------------------------------------------------
     Net decrease                   (1,183,579)    $ (12,477,889)      (616,305)   $ (6,640,642)
================================================================================================
Class R
Shares sold                              1,293     $      14,650            748    $      8,215
Reinvestment of distributions               18               201              9              95
Less shares repurchased                     (3)              (40)          (260)         (2,797)
------------------------------------------------------------------------------------------------
     Net increase                        1,308     $      14,811            497    $      5,513
================================================================================================
Class Y
Shares sold                             53,810     $     621,699        100,886    $  1,177,938
Reinvestment of distributions            1,623            18,128         10,102         113,749
Less shares repurchased                (93,660)       (1,083,757)      (104,875)     (1,187,557)
------------------------------------------------------------------------------------------------
     Net increase (decrease)           (38,227)    $    (443,930)         6,113    $    104,130
================================================================================================

* Beginning with the fiscal year ended July 31, 2017, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

The accompanying notes are an integral part of these financial statements.

                            Pioneer Solutions Funds | Annual Report | 7/31/17 57

------------------------------------------------------------------------------------------------
                                                   Pioneer Solutions - Growth Fund
                                    ------------------------------------------------------------
                                    Year Ended     Year Ended        Year Ended    Year Ended
                                    7/31/17        7/31/17           7/31/16*      7/31/16*
                                    Shares         Amount            Shares        Amount
------------------------------------------------------------------------------------------------
Class A
Shares sold                          1,472,355     $  18,713,459      1,519,091    $ 18,784,192
Reinvestment of distributions          339,156         4,141,107      1,606,934      19,604,535
Less shares repurchased             (3,833,987)      (48,643,067)    (3,271,985)    (40,168,227)
------------------------------------------------------------------------------------------------
      Net decrease                  (2,022,476)    $ (25,788,501)      (145,960)   $ (1,779,500)
================================================================================================
Class C
Shares sold                          1,049,181     $  12,553,690      1,378,968    $ 16,056,831
Reinvestment of distributions           60,918           702,384        431,217       4,971,978
Less shares repurchased             (2,299,910)      (27,499,669)    (2,353,490)    (27,028,433)
------------------------------------------------------------------------------------------------
      Net decrease                  (1,189,811)    $ (14,243,595)      (543,305)   $ (5,999,624)
================================================================================================
Class R
Shares sold                              1,200     $      15,124            784    $      9,204
Reinvestment of distributions               23               276             --              --
Less shares repurchased                     --                --             --              --
------------------------------------------------------------------------------------------------
      Net increase                       1,223     $      15,400            784    $      9,204
================================================================================================
Class Y
Shares sold                             63,628     $     827,239         45,377    $    578,975
Reinvestment of distributions            1,041            12,977          6,788          84,446
Less shares repurchased                (99,815)       (1,308,040)       (68,556)       (852,945)
------------------------------------------------------------------------------------------------
      Net decrease                     (35,146)    $    (467,824)       (16,391)   $   (189,524)
================================================================================================

* Beginning with the fiscal year ended July 31, 2017, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

The accompanying notes are an integral part of these financial statements.

58 Pioneer Solutions Funds | Annual Report | 7/31/17

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------
                                                                             Pioneer Solutions - Conservative Fund
                                                                      --------------------------------------------------------
                                                                      Year        Year        Year        Year        Year
                                                                      Ended       Ended       Ended       Ended       Ended
                                                                      7/31/17     7/31/16**   7/31/15**   7/31/14**   7/31/13
------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of year                                    $ 10.41     $ 11.78     $ 11.86     $ 11.42     $ 10.73
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (a)                                          $  0.22     $  0.26     $  0.30     $  0.25     $  0.28
   Net realized and unrealized gain (loss) on investments                0.18       (0.21)      (0.07)       0.55        0.64
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                    $  0.40     $  0.05     $  0.23     $  0.80     $  0.92
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                              $ (0.24)    $ (0.29)    $ (0.31)    $ (0.36)    $ (0.23)
   Net realized gain                                                       --       (1.13)         --          --          --
------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareowners                                    $ (0.24)    $ (1.42)    $ (0.31)    $ (0.36)    $ (0.23)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $  0.16     $ (1.37)    $ (0.08)    $  0.44     $  0.69
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                          $ 10.57     $ 10.41     $ 11.78     $ 11.86     $ 11.42
==============================================================================================================================
Total return*                                                            3.91%       0.89%       2.01%       7.10%       8.72%
Ratio of net expenses to average net assets+                             0.70%       0.70%       0.71%       0.76%       0.77%
Ratio of net investment income to average net assets+                    2.13%       2.43%       2.53%       2.15%       2.51%
Portfolio turnover rate                                                    31%         23%        108%         12%         17%
Net assets, end of year (in thousands)                                $42,699     $46,499     $48,721     $46,873     $44,239
Ratios with no waivers of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                                  0.87%       0.86%       0.79%       0.76%       0.77%
   Net investment income to average net assets                           1.96%       2.27%       2.45%       2.15%       2.51%
==============================================================================================================================

(a)  Calculated using average shares outstanding for the year.

* Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each year.

** Beginning with the fiscal year ended July 31, 2017, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

The accompanying notes are an integral part of these financial statements.

                            Pioneer Solutions Funds | Annual Report | 7/31/17 59

--------------------------------------------------------------------------------------------------------------------------------
                                                                             Pioneer Solutions - Conservative Fund
                                                                      ----------------------------------------------------------
                                                                      Year        Year        Year        Year        Year
                                                                      Ended       Ended       Ended       Ended       Ended
                                                                      7/31/17     7/31/16**   7/31/15**   7/31/14**   7/31/13
--------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of year                                    $ 10.06     $ 11.41     $ 11.51     $ 11.09     $ 10.44
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (a)                                          $  0.14     $  0.17     $  0.19     $  0.16     $  0.18
   Net realized and unrealized gain (loss) on investments                0.17       (0.19)      (0.06)       0.54        0.63
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                    $  0.31     $ (0.02)    $  0.13     $  0.70     $  0.81
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                              $ (0.15)    $ (0.20)    $ (0.23)    $ (0.28)    $ (0.16)
   Net realized gain                                                       --       (1.13)         --          --          --
--------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareowners                                    $ (0.15)    $ (1.33)    $ (0.23)    $ (0.28)    $ (0.16)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $  0.16     $ (1.35)    $ (0.10)    $  0.42     $  0.65
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                          $ 10.22     $ 10.06     $ 11.41     $ 11.51     $ 11.09
================================================================================================================================
Total return*                                                            3.18%       0.18%       1.15%       6.42%       7.83%
Ratio of net expenses to average net assets+                             1.45%       1.45%       1.45%       1.49%       1.51%
Ratio of net investment income to average net assets+                    1.37%       1.69%       1.69%       1.40%       1.70%
Portfolio turnover rate                                                    31%         23%        108%         12%         17%
Net assets, end of year (in thousands)                                $14,336     $17,586     $21,260     $22,290     $20,542
Ratios with no waivers of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                                  1.61%       1.59%       1.53%       1.49%       1.51%
   Net investment income to average net assets                           1.21%       1.55%       1.61%       1.40%       1.70%
================================================================================================================================

(a)  Calculated using average shares outstanding for the year.

* Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each year.

** Beginning with the fiscal year ended July 31, 2017, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

The accompanying notes are an integral part of these financial statements.

60 Pioneer Solutions Funds | Annual Report | 7/31/17

------------------------------------------------------------------------------------------------------------------
                                                                                Pioneer Solutions -
                                                                                Conservative Fund
                                                                    ----------------------------------------------
                                                                    Year             Year
                                                                    Ended            Ended           7/1/15 to
                                                                    7/31/17          7/31/16****     7/31/15****
------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of year                                  $ 10.38          $ 11.78         $   11.74
------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (a)                                         $  0.20          $  0.25         $    0.02
  Net realized and unrealized gain (loss)
     on investments                                                    0.17            (0.22)             0.02
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                  $  0.37          $  0.03         $    0.04
------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                             $ (0.21)         $ (0.30)        $      --
  Net realized gain                                                      --            (1.13)               --
------------------------------------------------------------------------------------------------------------------
Total distributions to shareowners                                  $ (0.21)         $ (1.43)        $      --
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                          $  0.16          $ (1.40)        $    0.04
------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                        $ 10.54          $ 10.38         $   11.78
==================================================================================================================
Total return*                                                          3.71%            0.66%             0.34%**
Ratio of net expenses to average net assets+                           0.90%            0.90%             0.93%***
Ratio of net investment income to average
  net assets+                                                          1.89%            2.30%             1.58%***
Portfolio turnover rate                                                  31%              23%              108%
Net assets, end of year (in thousands)                              $     9          $     9         $      10
Ratios with no waivers of fees and assumption
  of expenses by the Adviser and no reduction
  for fees paid indirectly:
  Total expenses to average net assets                                 1.89%            1.50%             1.41%***
  Net investment income to average net assets                          0.90%            1.70%             1.10%***
==================================================================================================================

(a)  Calculated using average shares outstanding for the year.

* Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each year.

**   Not annualized.

+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

***  Annualized.

**** Beginning with the fiscal year ended July 31, 2017, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

The accompanying notes are an integral part of these financial statements.

                            Pioneer Solutions Funds | Annual Report | 7/31/17 61

-------------------------------------------------------------------------------------------------------------------------------
                                                                              Pioneer Solutions - Conservative Fund
                                                                      ---------------------------------------------------------
                                                                      Year        Year        Year        Year        Year
                                                                      Ended       Ended       Ended       Ended       Ended
                                                                      7/31/17     7/31/16**   7/31/15**   7/31/14**   7/31/13
-------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of year                                    $  9.83     $ 11.18     $ 11.32     $ 10.86     $ 10.21
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (a)                                          $  0.19     $  0.24     $  0.21     $  0.24     $  0.20
   Net realized and unrealized gain (loss) on investments                0.18       (0.19)      (0.01)       0.49        0.61
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                    $  0.37     $  0.05     $  0.20     $  0.73     $  0.81
-------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                              $ (0.24)    $ (0.27)    $ (0.34)    $ (0.27)    $ (0.16)
   Net realized gain                                                       --       (1.13)         --          --          --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareowners                                    $ (0.24)    $ (1.40)    $ (0.34)    $ (0.27)    $ (0.16)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $  0.13     $ (1.35)    $ (0.14)    $  0.46     $  0.65
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                          $  9.96     $  9.83     $ 11.18     $ 11.32     $ 10.86
===============================================================================================================================
Total return*                                                            3.93%       0.95%       1.81%       6.83%       8.00%
Ratio of net expenses to average net assets+                             0.65%       0.65%       0.98%       0.98%       1.43%
Ratio of net investment income to average net assets+                    1.92%       2.37%       1.84%       2.13%       1.88%
Portfolio turnover rate                                                    31%         23%        108%         12%         17%
Net assets, end of year (in thousands)                                $   255     $    92     $   181     $   123     $   141
Ratios with no waivers of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                                  0.81%       0.82%       0.98%       0.98%       1.43%
   Net investment income to average net assets                           1.76%       2.19%       1.84%       2.13%       1.88%
===============================================================================================================================

(a)  Calculated using average shares outstanding for the year.

* Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each year.

** Beginning with the fiscal year ended July 31, 2017, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

The accompanying notes are an integral part of these financial statements.

62 Pioneer Solutions Funds | Annual Report | 7/31/17

-------------------------------------------------------------------------------------------------------------------------------
                                                                              Pioneer Solutions - Balanced Fund
                                                                   ------------------------------------------------------------
                                                                   Year        Year         Year        Year        Year
                                                                   Ended       Ended        Ended       Ended       Ended
                                                                   7/31/17     7/31/16**    7/31/15**   7/31/14**   7/31/13
-------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of year                                 $  11.35    $  12.78     $  12.73    $  11.72    $  10.46
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (a)                                       $   0.17    $   0.20     $   0.29    $   0.19    $   0.21
   Net realized and unrealized gain (loss) on investments              0.61       (0.50)        0.12        1.03        1.27
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                 $   0.78    $  (0.30)    $   0.41    $   1.22    $   1.48
-------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                           $  (0.24)   $  (0.27)    $  (0.36)   $  (0.21)   $  (0.22)
   Net realized gain                                                     --       (0.86)          --          --          --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareowners                                 $  (0.24)   $  (1.13)    $  (0.36)   $  (0.21)   $  (0.22)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         $   0.54    $  (1.43)    $   0.05    $   1.01    $   1.26
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                       $  11.89    $  11.35     $  12.78    $  12.73    $  11.72
===============================================================================================================================
Total return*                                                          7.04%      (2.11)%       3.33%      10.48%      14.32%
Ratio of net expenses to average net assets+                           0.68%       0.67%        0.66%       0.64%       0.66%
Ratio of net investment income to average net assets+                  1.51%       1.77%        2.25%       1.57%       1.85%
Portfolio turnover rate                                                  27%         16%          89%         10%          9%
Net assets, end of year (in thousands)                             $114,528    $125,608     $140,863    $136,511    $128,425
Ratios with no waivers of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                 0.68%       0.67%        0.66%       0.64%       0.66%
  Net investment income to average net assets                          1.51%       1.77%        2.25%       1.57%       1.85%
===============================================================================================================================

(a)  Calculated using average shares outstanding for the year.

* Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each year.

** Beginning with the fiscal year ended July 31, 2017, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

The accompanying notes are an integral part of these financial statements.

                            Pioneer Solutions Funds | Annual Report | 7/31/17 63

-------------------------------------------------------------------------------------------------------------------------------
                                                                               Pioneer Solutions - Balanced Fund
                                                                    -----------------------------------------------------------
                                                                    Year        Year         Year        Year        Year
                                                                    Ended       Ended        Ended       Ended       Ended
                                                                    7/31/17     7/31/16**    7/31/15**   7/31/14**   7/31/13
-------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of year                                  $ 10.44     $ 11.84      $ 11.82     $ 10.92     $  9.77
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (a)                                        $  0.09     $  0.12      $  0.17     $  0.09     $  0.12
   Net realized and unrealized gain (loss) on investments              0.55       (0.47)        0.14        0.96        1.19
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                  $  0.64     $ (0.35)     $  0.31     $  1.05     $  1.31
-------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                            $ (0.16)    $ (0.19)     $ (0.29)    $ (0.15)    $ (0.16)
   Net realized gain                                                     --     $ (0.86)          --          --          --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareowners                                  $ (0.16)    $ (1.05)     $ (0.29)    $ (0.15)    $ (0.16)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                          $  0.48     $ (1.40)     $  0.02     $  0.90     $  1.15
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                        $ 10.92     $ 10.44      $ 11.84     $ 11.82     $ 10.92
===============================================================================================================================
Total return*                                                          6.26%      (2.81)%       2.64%       9.70%      13.56%
Ratio of net expenses to average net assets+                           1.38%       1.37%        1.35%       1.33%       1.34%
Ratio of net investment income to average net assets+                  0.84%       1.10%        1.44%       0.81%       1.15%
Portfolio turnover rate                                                  27%         16%          89%         10%          9%
Net assets, end of year (in thousands)                              $49,277     $59,444      $74,720     $75,377     $64,989
Ratios with no waivers of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                                1.38%       1.37%        1.35%       1.33%       1.34%
   Net investment income to average net assets                         0.84%       1.10%        1.44%       1.44%       1.15%
===============================================================================================================================

(a)  Calculated using average shares outstanding for the year.

* Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each year.

** Beginning with the fiscal year ended July 31, 2017, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

The accompanying notes are an integral part of these financial statements.

64 Pioneer Solutions Funds | Annual Report | 7/31/17

------------------------------------------------------------------------------------------------------------------
                                                                            Pioneer Solutions -
                                                                               Balanced Fund
                                                                   -----------------------------------------------
                                                                   Year            Year
                                                                   Ended           Ended            7/1/15 to
                                                                   7/31/17         7/31/16****      7/31/15****
------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of year                                 $ 11.30         $ 12.78          $   12.74
------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (a)                                        $  0.11         $  0.15          $    0.01
  Net realized and unrealized gain (loss)
     on investments                                                   0.65           (0.47)              0.03
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                 $  0.76         $ (0.32)         $    0.04
------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                            $ (0.23)        $ (0.30)         $      --
  Net realized gain                                                     --           (0.86)                --
------------------------------------------------------------------------------------------------------------------
Total distributions to shareowners                                 $ (0.23)        $ (1.16)         $      --
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         $  0.53         $ (1.48)         $    0.04
------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                       $ 11.83         $ 11.30          $   12.78
==================================================================================================================
Total return*                                                         6.89%          (2.34)%             0.31%**
Ratio of net expenses to average net assets+                          0.90%           0.90%              0.93%***
Ratio of net investment income to average
  net assets+                                                         0.98%           1.28%              0.66%***
Portfolio turnover rate                                                 27%             16%                89%
Net assets, end of year (in thousands)                             $    31         $    14          $      10
Ratios with no waivers of fees and assumption
  of expenses by the Adviser and no reduction
  for fees paid indirectly:
  Total expenses to average net assets                                1.38%           1.58%              1.00%***
  Net investment income to average net assets                         0.50%           0.60%              0.58%***
==================================================================================================================

(a)  Calculated using average shares outstanding for the year.

* Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each year.

**   Not annualized.

+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

***  Annualized.

**** Beginning with the fiscal year ended July 31, 2017, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

The accompanying notes are an integral part of these financial statements.

                            Pioneer Solutions Funds | Annual Report | 7/31/17 65

------------------------------------------------------------------------------------------------------------------------------
                                                                            Pioneer Solutions - Balanced Fund
                                                                    ----------------------------------------------------------
                                                                    Year        Year         Year        Year        Year
                                                                    Ended       Ended        Ended       Ended       Ended
                                                                    7/31/17     7/31/16**    7/31/15**   7/31/14**   7/31/13
------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of year                                  $ 11.51     $ 12.94      $ 12.88     $ 11.86     $ 10.58
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (a)                                        $  0.19     $  0.26      $  0.37     $  0.23     $  0.25
   Net realized and unrealized gain (loss) on investments              0.63       (0.53)        0.09        1.03        1.28
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                  $  0.82     $ (0.27)     $  0.46     $  1.26     $  1.53
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                            $ (0.27)    $ (0.30)     $ (0.40)    $ (0.24)    $ (0.25)
   Net realized gain                                                     --       (0.86)          --          --          --
------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareowners                                  $ (0.27)    $ (1.16)     $ (0.40)    $ (0.24)    $ (0.25)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                          $  0.55     $ (1.43)     $  0.06     $  1.02     $  1.28
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                        $ 12.06     $ 11.51      $ 12.94     $ 12.88     $ 11.86
==============================================================================================================================
Total return*                                                          7.33%      (1.85)%       3.63%      10.68%      14.68%
Ratio of net expenses to average net assets+                           0.47%       0.40%        0.36%       0.40%       0.36%
Ratio of net investment income to average net assets+                  1.67%       2.22%        2.92%       1.88%       2.26%
Portfolio turnover rate                                                  27%         16%          89%         10%          9%
Net assets, end of year (in thousands)                              $   698     $ 1,107      $ 1,165     $ 3,239     $ 4,134
Ratios with no waivers of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                                0.47%       0.40%        0.36%       0.40%       0.36%
   Net investment income to average net assets                         1.67%       2.22%        2.92%       1.88%       2.26%
==============================================================================================================================

(a)  Calculated using average shares outstanding for the year.

* Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each year.

** Beginning with the fiscal year ended July 31, 2017, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

The accompanying notes are an integral part of these financial statements.

66 Pioneer Solutions Funds | Annual Report | 7/31/17

------------------------------------------------------------------------------------------------------------------------------
                                                                             Pioneer Solutions - Growth Fund
                                                                   -----------------------------------------------------------
                                                                   Year        Year         Year        Year        Year
                                                                   Ended       Ended        Ended       Ended       Ended
                                                                   7/31/17     7/31/16**    7/31/15**   7/31/14**   7/31/13
------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of year                                 $  12.36    $  13.84     $  13.60    $  12.32    $  10.75
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (a)                                       $   0.11    $   0.13     $   0.29    $   0.16    $   0.17
   Net realized and unrealized gain (loss) on investments              1.27       (0.59)        0.38        1.31        1.57
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                 $   1.38    $  (0.46)    $   0.67    $   1.47    $   1.74
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                           $  (0.16)   $  (0.18)    $  (0.43)   $  (0.19)   $  (0.17)
   Net realized gain                                                  (0.07)      (0.84)          --          --          --
------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareowners                                 $  (0.23)   $  (1.02)    $  (0.43)   $  (0.19)   $  (0.17)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         $   1.15    $  (1.48)    $   0.24    $   1.28    $   1.57
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                       $  13.51    $  12.36     $  13.84    $  13.60    $  12.32
==============================================================================================================================
Total return*                                                         11.30%      (3.23)%       5.08%      11.96%      16.40%
Ratio of net expenses to average net assets+                           0.64%       0.65%        0.69%       0.68%       0.69%
Ratio of net investment income to average net assets+                  0.84%       1.08%        2.15%       1.24%       1.50%
Portfolio turnover rate                                                  26%         10%          98%          8%          6%
Net assets, end of year (in thousands)                             $237,910    $242,649     $273,763    $163,349    $149,586
Ratios with no waivers of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                                0.64%       0.65%        0.69%       0.68%       0.69%
   Net investment income to average net assets                         0.84%       1.08%        2.15%       1.24%       1.50%
==============================================================================================================================

(a)  Calculated using average shares outstanding for the year.

* Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each year.

** Beginning with the fiscal year ended July 31, 2017, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

The accompanying notes are an integral part of these financial statements.

                            Pioneer Solutions Funds | Annual Report | 7/31/17 67

------------------------------------------------------------------------------------------------------------------------------
                                                                                 Pioneer Solutions - Growth Fund
                                                                    ----------------------------------------------------------
                                                                    Year        Year         Year        Year        Year
                                                                    Ended       Ended        Ended       Ended       Ended
                                                                    7/31/17     7/31/16**    7/31/15**   7/31/14**   7/31/13
------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of year                                  $ 11.63     $ 13.08      $ 12.82     $ 11.65     $ 10.18
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (a)                                        $  0.02     $  0.05      $  0.12     $  0.06     $  0.09
   Net realized and unrealized gain (loss) on investments              1.20       (0.57)        0.43        1.23        1.48
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                  $  1.22     $ (0.52)     $  0.55     $  1.29     $  1.57
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                            $ (0.07)    $ (0.09)     $ (0.29)    $ (0.12)    $ (0.10)
   Net realized gain                                                  (0.07)      (0.84)          --          --          --
------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareowners                                  $ (0.14)    $ (0.93)     $ (0.29)    $ (0.12)    $ (0.10)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                          $  1.08     $ (1.45)     $  0.26     $  1.17     $  1.47
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                        $ 12.71     $ 11.63      $ 13.08     $ 12.82     $ 11.65
==============================================================================================================================
Total return*                                                         10.58%      (3.89)%       4.36%      11.09%      15.58%
Ratio of net expenses to average net assets+                           1.35%       1.35%        1.38%       1.37%       1.40%
Ratio of net investment income to average net assets+                  0.16%       0.47%        0.95%       0.46%       0.78%
Portfolio turnover rate                                                  26%         10%          98%          8%          6%
Net assets, end of year (in thousands)                              $67,954     $76,055      $92,650     $63,333     $53,032
Ratios with no waivers of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                                1.35%       1.35%        1.38%       1.37%       1.40%
   Net investment income to average net assets                         0.16%       0.47%        0.95%       0.46%       0.78%
==============================================================================================================================

(a)  Calculated using average shares outstanding for the year.

* Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each year.

** Beginning with the fiscal year ended July 31, 2017, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

The accompanying notes are an integral part of these financial statements.

68 Pioneer Solutions Funds | Annual Report | 7/31/17

----------------------------------------------------------------------------------------------------------
                                                                          Pioneer Solutions -
                                                                             Growth Fund
                                                              --------------------------------------------
                                                              Year           Year
                                                              Ended          Ended          7/1/15 to
                                                              7/31/17        7/31/16****    7/31/15****
----------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of year                            $ 12.30        $ 13.84        $   13.78
----------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (a)                                   $  0.04        $  0.02        $   (0.00)(b)
  Net realized and unrealized gain (loss)
     on investments                                              1.29          (0.51)            0.06
----------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $  1.33        $ (0.49)       $    0.06
----------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                       $ (0.15)       $ (0.21)       $      --
  Net realized gain                                             (0.07)         (0.84)              --
----------------------------------------------------------------------------------------------------------
Total distributions to shareowners                            $ (0.22)       $ (1.05)       $      --
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $  1.11        $ (1.54)       $    0.06
----------------------------------------------------------------------------------------------------------
Net asset value, end of year                                  $ 13.41        $ 12.30        $   13.84
==========================================================================================================
Total return*                                                   10.97%         (3.47)%           0.44%**
Ratio of net expenses to average net assets+                     0.90%          0.90%            0.89%***
Ratio of net investment income to average
  net assets+                                                    0.30%          0.18%           (0.38)%***
Portfolio turnover rate                                            26%            10%              98%
Net assets, end of year (in thousands)                        $    37        $    19        $      10
Ratios with no waivers of fees and assumption of
  expenses by the Adviser and no reduction for
  fees paid indirectly:
  Total expenses to average net assets                           1.41%          1.22%            0.89%***
  Net investment income to average net assets                   (0.21)%        (0.14)%          (0.38)%***
==========================================================================================================

(a)  Calculated using average shares outstanding for the year.

(b)  Amount rounds to greater then $(0.005) per share.

* Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each year.

**   Not annualized.

+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

***  Annualized.

**** Beginning with the fiscal year ended July 31, 2017, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

The accompanying notes are an integral part of these financial statements.

                            Pioneer Solutions Funds | Annual Report | 7/31/17 69

------------------------------------------------------------------------------------------------------------------------------
                                                                              Pioneer Solutions - Growth Fund
                                                                    ----------------------------------------------------------
                                                                    Year        Year         Year        Year        Year
                                                                    Ended       Ended        Ended       Ended       Ended
                                                                    7/31/17     7/31/16**    7/31/15**   7/31/14**   7/31/13
------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of year                                  $ 12.63     $ 14.11      $ 13.88     $ 12.56     $ 10.95
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (a)                                        $  0.08     $  0.19      $  0.26     $  0.28     $  0.20
   Net realized and unrealized gain (loss) on investments              1.36       (0.62)        0.46        1.25        1.61
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                  $  1.44     $ (0.43)     $  0.72     $  1.53     $  1.81
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                            $ (0.20)    $ (0.21)     $ (0.49)    $ (0.21)    $ (0.20)
   Net realized gain                                                  (0.07)      (0.84)          --          --          --
------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareowners                                  $ (0.27)    $ (1.05)     $ (0.49)    $ (0.21)    $ (0.20)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                          $  1.17     $ (1.48)     $  0.23     $  1.32     $  1.61
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                        $ 13.80     $ 12.63      $ 14.11     $ 13.88     $ 12.56
==============================================================================================================================
Total return*                                                         11.56%      (2.96)%       5.30%      12.25%      16.70%
Ratio of net expenses to average net assets+                           0.41%       0.37%        0.47%       0.40%       0.44%
Ratio of net investment income to average net assets+                  0.64%       1.53%        1.87%       2.10%       1.71%
Portfolio turnover rate                                                  26%         10%          98%          8%          6%
Net assets, end of year (in thousands)                              $   811     $ 1,186      $ 1,556     $ 1,031     $ 1,314
Ratios with no waivers of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                                0.41%       0.37%        0.47%       0.40%       0.44%
   Net investment income to average net assets                         0.64%       1.53%        1.87%       2.10%       1.71%
==============================================================================================================================

(a)  Calculated using average shares outstanding for the year.

* Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each year.

** Beginning with the fiscal year ended July 31, 2017, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

The accompanying notes are an integral part of these financial statements.

70 Pioneer Solutions Funds | Annual Report | 7/31/17

Notes to Financial Statements | 7/31/17

1. Organization and Significant Accounting Policies

Pioneer Asset Allocation Trust (the "Trust") is organized as a Delaware statutory trust and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. The Trust consists of three separate funds (each, a "Fund," and collectively, the "Funds"), each issuing four classes of shares as follows:

Pioneer Solutions - Conservative Fund ("Conservative Fund")

Pioneer Solutions - Growth Fund ("Growth Fund")

Pioneer Solutions - Balanced Fund ("Balanced Fund").

The investment objective of each of the Conservative Fund, the Growth Fund and the Balanced Fund is to seek long-term capital growth and current income.

Each Fund is a "fund of funds". Each Fund seeks to achieve its investment objective by investing primarily in other funds ("underlying funds"). Each Fund may also invest directly in securities and use derivatives. Each Fund invests mainly in funds managed by Amundi Pioneer Asset Management, Inc. (the Adviser), formerly Pioneer Investment Management, Inc. Each Fund may also invest in unaffiliated mutual funds or exchange-traded funds (ETFs). The Funds indirectly pay a portion of the expenses incurred by underlying funds. Consequently, an investment in the Funds entails more direct and indirect expenses than direct investment in the applicable underlying funds.

Each Fund offers four classes of shares designated as Class A, Class C, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of each Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of each Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of a Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

                            Pioneer Solutions Funds | Annual Report | 7/31/17 71

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Funds' investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Funds' investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the Adviser) and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the Distributor).

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. Financial statements filed with the SEC with a period end date on or after August 1, 2017 are required to be in compliance with the amendments to Regulation S-X. Although still evaluating the impact of these amendments, management expects the Fund's adoption to be limited to additional financial statement disclosures.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Funds to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Each Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

A.   Security Valuation

     The net asset value of the Funds are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

72 Pioneer Solutions Funds | Annual Report | 7/31/17

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

     Swap agreements, including interest rate swaps, caps and floors (other than centrally cleared swap agreements) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

     Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

     Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter ("OTC") options and options on swaps ("swaptions") are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

     Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

     Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser, pursuant to procedures adopted by the Funds' Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for

                            Pioneer Solutions Funds | Annual Report | 7/31/17 73 monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Funds may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of each Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of each Fund's securities may differ significantly from exchange prices and such differences could be material.

     At July 31, 2017, the Funds held no securities valued using fair value methods (other than to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.   Investment Income and Transactions

     Dividend income and realized capital gain distributions from investment company shares held are recorded on the ex-dividend date. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market price of those securities but are included with the net realized and unrealized gain or loss on investments.

74 Pioneer Solutions Funds | Annual Report | 7/31/17

D.   Forward Foreign Currency Contracts

     The Funds may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Funds' financial statements. The Funds record realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

E.   Federal Income Taxes

     It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income and net realized capital gains, if any, to shareowners. Therefore, no federal income tax provisions are required. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     At July 31, 2017, the Funds reclassified the following amounts to reflect permanent book/tax differences. These adjustments have no impact on the net assets or results of operations.

     ---------------------------------------------------------------------------
                           Conservative Fund   Balanced Fund       Growth Fund
     ---------------------------------------------------------------------------
     Undistributed net
       investment income   $ 98,214            $  198,313          $ (112,783)
     Accumulated net
       realized gain on
       investments          (98,214)             (198,313)            112,783

     At July 31, 2017, Conservative Fund was permitted to carry forward $1,125,215 of short-term capital losses and $505,213 of long-term capital losses without limitations.

     At July 31, 2017, Balanced Fund was permitted to carry forward $4,426,631 of short-term capital losses and $353,901 of long-term capital losses without limitations.

                            Pioneer Solutions Funds | Annual Report | 7/31/17 75

     Growth Fund has elected to defer $1,427,838 of long-term capital losses recognized between August 1, 2016 and July 31, 2017, to its fiscal year ending July 31, 2018.

     The tax character of current year distributions paid will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended years ended July 31, 2017 and July 31, 2016 were as follows:

     ---------------------------------------------------------------------------
                                                     2017            2016
     ---------------------------------------------------------------------------
     Conservative Fund
     Distributions paid from:
     Ordinary income                                 $1,272,457      $ 1,550,713
     Long-term capital gains                                 --        6,622,753
     ---------------------------------------------------------------------------
       Total                                         $1,272,457      $ 8,173,466
     ===========================================================================
     Balanced Fund
     Distributions paid from:
     Ordinary income                                 $3,355,128      $ 4,100,023
     Long-term capital gains                                 --       14,493,043
     ---------------------------------------------------------------------------
       Total                                         $3,355,128      $18,593,066
     ===========================================================================
     Growth Fund
     Distributions paid from:
     Ordinary income                                 $3,390,362      $ 3,637,690
     Long-term capital gains                          1,624,203       22,607,725
     ---------------------------------------------------------------------------
       Total                                         $5,014,565      $26,245,415
     ===========================================================================

     The following table shows the components of distributable earnings on a federal income tax basis at July 31, 2017:

     ------------------------------------------------------------------------------
                                 Conservative Fund   Balanced Fund   Growth Fund
     ------------------------------------------------------------------------------
     Undistributed ordinary
       income                    $   549,667         $    69,192     $           --
     Undistributed long-term
       capital gains                      --                  --          6,752,156
     Current year late
       loss deferral                      --                  --         (1,427,838)
     Capital loss carryforward    (1,630,428)         (4,780,532)                --
     Unrealized appreciation/
       (depreciation)              1,659,221          14,660,109         35,321,301
     ------------------------------------------------------------------------------
       Total                     $   578,460         $ 9,948,769     $   40,645,619
     ==============================================================================

     The differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are attributable to the tax deferral of losses on wash sales.

76 Pioneer Solutions Funds | Annual Report | 7/31/17

F.   Fund Shares

     The Funds record sales and repurchases of Fund shares as of trade date. The Distributor earned the following in underwriting commissions on the sale of Class A shares during the year ended July 31, 2017:

     ---------------------------------------------------------------------------
     Fund                                                                Amount
     ---------------------------------------------------------------------------
     Conservative Fund                                                   $10,370
     Balanced Fund                                                        25,241
     Growth Fund                                                          59,136

G.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of each Fund, respectively (see
     Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Funds' transfer agent, for its services are allocated among the class of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by each of the Funds with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class R and Class Y shares of each Fund can reflect different transfer agent and distribution expense rates.

H.   Risks

     Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.

     Some of the underlying funds can invest in either high yield securities or small/emerging growth companies. Investments in these types of securities generally are subject to greater volatility than either higher-grade securities or more established companies in more developed markets, respectively. The Funds' prospectus contains unaudited information regarding the Funds' principal risks. Please refer to that document when considering the Funds' principal risks.

                            Pioneer Solutions Funds | Annual Report | 7/31/17 77

I.   Futures Contracts

     The Funds may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Funds are traded on a futures exchange. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange.

     The amount of cash deposited with the broker as collateral at July 31, 2017, and is included in "Restricted Cash" in the Statement of Assets and Liabilities, was as follows:

     ---------------------------------------------------------------------------
                                        Conservative   Balanced       Growth
                                        Fund           Fund           Fund
     ---------------------------------------------------------------------------
     Futures Collateral                 $372,743       $1,341,036     $2,995,903

     Subsequent payments for futures contracts ("variation margin") are paid or received by the Funds, depending on the daily fluctuation in the value of the contracts, and are recorded by the Funds as unrealized appreciation or depreciation. When the contract is closed, the Funds realize a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. The use of futures contracts involves, to varying degrees, elements of market, interest rate, current exchange rate and counterparty risk, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the year ended July 31, 2017, was as follows:

     ---------------------------------------------------------------------------
                                        Conservative   Balanced     Growth
                                        Fund           Fund         Fund
     ---------------------------------------------------------------------------
                                        $(1,677,233)   $(8,943,397) $(9,067,358)

78 Pioneer Solutions Funds | Annual Report | 7/31/17

At July 31, 2017, open futures contracts were as follows:

Pioneer Solutions - Conservative Fund

-------------------------------------------------------------------------------------------
                                       Number of                             Net
                                       Contracts                             Unrealized
                                       Long/       Settlement                Appreciation
Type                  Counterparty     (Short)     Month      Value          (Depreciation)
-------------------------------------------------------------------------------------------
CAC40 10 Euro         Morgan Stanley    20         8/17       $ 1,204,345    $(34,042)
                      & Co.

Hang Seng             Morgan Stanley    (2)        8/17          (348,601)     (5,427)
                      & Co.

IBEX 35               Morgan Stanley     2         8/17           248,421          97
                      & Co.

DAX                   Morgan Stanley    (2)        9/17          (716,307)      7,894
                      & Co.

E-Mini Russell 2000   Merrill Lynch    (11)        9/17          (783,420)     (1,459)
E-Muni S&P 500        Merrill Lynch      2         9/17           246,800       1,850
Euro Stoxx            Credit Suisse    (28)        9/17          (619,445)     16,563
Euro Stoxx 50         Merrill Lynch     27         9/17         1,101,053     (31,765)
Euro Stoxx Bank       Societe           58         9/17           465,566      13,861
                      Generale
Euro-Bund             Morgan Stanley    (4)        9/17          (766,380)     11,576
                      & Co.

Euro-Schatz           Morgan Stanley   (66)        9/17        (8,750,571)      5,478
                      & Co.

FTSE MIB              Morgan Stanley    (2)        9/17          (254,119)         82
                      & Co.

H-Shares Index        UBS AG            (9)        9/17          (623,034)    (34,626)
Japan 10 Year Bond    UBS AG            (1)        9/17        (1,362,057)      2,087
Nikkei 225 (SGX)      Morgan Stanley    12         9/17         1,085,491      11,453
                      & Co.

Stoxx 600 AUTO        Morgan Stanley    26         9/17           812,353     (48,338)
                      & Co.

Stoxx Europe 600      Goldman Sachs    (56)        9/17        (1,247,171)     34,517
                      International
U.S. 10 Year Note     Citigroup          8         9/17         1,007,125        (563)
XAF Financial         UBS AG             7         9/17           539,175         962
XAU Utilities         UBS AG             7         9/17           374,920      (1,050)
MSCI World IX         Goldman Sachs     (3)        12/17         (165,570)     (3,900)
                      International
-------------------------------------------------------------------------------------------
                                                              $(8,551,426)   $(54,750)
===========================================================================================

                            Pioneer Solutions Funds | Annual Report | 7/31/17 79

Pioneer Solutions - Balanced Fund

-----------------------------------------------------------------------------------------------
                                      Number of                                 Net
                                      Contracts                                 Unrealized
                                      Long/        Settlement                   Appreciation
Type                  Counterparty    (Short)      Month      Value             (Depreciation)
-----------------------------------------------------------------------------------------------
CAC40 10 Euro         Morgan Stanley    85          8/17      $  5,118,466      $(144,679)
                      & Co.

Hang Seng             Morgan Stanley    (9)         8/17        (1,568,704)       (24,633)
                      & Co.

IBEX 35               Morgan Stanley     6          8/17           745,265            292
                      & Co.

DAX                   Morgan Stanley   (10)         9/17        (3,581,536)        39,469
                      & Co.

E-Mini Russell 2000   Merrill Lynch    (47)         9/17        (3,347,340)        (6,233)
E-Muni S&P 500        Morgan Stanley    42          9/17         5,182,800         41,261
                      & Co.

Euro Stoxx            Credit Suisse   (121)         9/17        (2,676,887)        71,575
Euro Stoxx 50         Merrill Lynch    (45)         9/17        (1,835,088)        52,941
Euro Stoxx Bank       Societe          251          9/17         2,014,776         59,983
                      Generale
Euro-Bund             Morgan Stanley   (11)         9/17        (2,107,544)        31,835
                      & Co.

EURO-Oat              UBS AG           (38)         9/17        (6,688,539)        26,074
Euro-Schatz           Morgan Stanley  (130)         9/17       (17,235,974)        10,790
                      & Co.

FTSE MIB              Morgan Stanley    (6)         9/17          (762,358)           247
                      & Co.

H-Shares Index        UBS AG           (39)         9/17        (2,699,814)      (148,728)
Japan 10 Year Bond    UBS AG            (3)         9/17        (4,086,172)         6,259
Nikkei 225 (SGX)      Morgan Stanley    38          9/17         3,437,389         34,403
                      & Co.

Stoxx 600 AUTO        Morgan Stanley    82          9/17         2,562,037       (152,452)
                      & Co.

Stoxx Europe 600      Goldman Sachs   (166)         9/17        (3,696,972)       102,317
                      International
U.S. 10 Year Note     Citigroup         33          9/17         4,154,391         (2,320)
XAF Financial         UBS AG            32          9/17         2,464,800          4,400
XAU Utilities         UBS AG            32          9/17         1,713,920         (4,800)
MSCI World IX         Goldman Sachs    (16)        12/17          (883,040)       (20,800)
                      International
-----------------------------------------------------------------------------------------------
                                                              $(23,776,124)     $ (22,799)
===============================================================================================

80 Pioneer Solutions Funds | Annual Report | 7/31/17

Pioneer Solutions - Growth Fund

-----------------------------------------------------------------------------------------------
                                       Number of                                Net
                                       Contracts                                Unrealized
                                       Long/       Settlement                   Appreciation
Type                  Counterparty     (Short)     Month      Value             (Depreciation)
-----------------------------------------------------------------------------------------------
CAC40 10 Euro         Morgan Stanley    210        8/17       $ 12,645,621      $(357,443)
                      & Co.

Hang Seng             Morgan Stanley    (21)       8/17         (3,660,310)       (56,765)
                      & Co.

IBEX 35               Morgan Stanley     15        8/17          1,863,162            730
                      & Co.

DAX                   Morgan Stanley    (26)       9/17         (9,311,993)       102,619
                      & Co.

E-Mini Russell 2000   Merrill Lynch    (114)       9/17         (8,119,080)       (15,118)
E-Muni S&P 500        Credit Suisse      80        9/17          9,872,000         74,562
Euro Stoxx            Credit Suisse    (293)       9/17         (6,482,049)       173,317
Euro Stoxx 50         Merrill Lynch      47        9/17          1,916,647        (55,295)
Euro Stoxx Bank       Societe           606        9/17          4,864,358        144,820
                      Generale
Euro-Bund             Morgan Stanley    (20)       9/17         (3,831,899)        57,882
                      & Co.

Euro-Schatz           Morgan Stanley   (218)       9/17        (28,903,402)        18,094
                      & Co.

FTSE MIB              Morgan Stanley    (15)       9/17         (1,905,893)           617
                      & Co.

H-Shares Index        UBS AG            (95)       9/17         (6,576,469)      (362,861)
Japan 10 Year Bond    UBS AG             (5)       9/17         (6,810,286)        10,431
Nikkei 225 (SGX)      Morgan Stanley    182        9/17         16,463,286        185,282
                      & Co.

Stoxx 600 AUTO        Morgan Stanley   151         9/17          4,717,897       (280,735)
                      & Co.

Stoxx Europe 600      Goldman Sachs    (331)       9/17         (7,371,673)       204,018
                      International
U.S. 10 Year Note     Citigroup          48        9/17          6,042,750         (3,375)
XAF Financial         UBS AG             80        9/17          6,162,000         11,000
XAU Utilities         UBS AG             77        9/17          4,124,120        (11,550)
MSCI World IX         Goldman Sachs     (39)       12/17        (2,152,410)       (50,700)
                      International
-----------------------------------------------------------------------------------------------
                                                              $(16,453,623)     $(210,470)
===============================================================================================

J.   Option Writing

     The Funds may write put and covered call options to seek to increase total return. When an option is written, the Funds receive a premium and become obligated to purchase or sell the underlying security at a fixed price upon the exercise of the option. When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a

                            Pioneer Solutions Funds | Annual Report | 7/31/17 81 realized gain or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Funds have realized a gain or loss. The Funds, as writer of an option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

     Written call and put option contracts outstanding at year end, if any, are listed at the end of each Fund's Schedule of Investments. The average value of written option contracts open during the year ended July 31, 2017 was as follows:

     ------------------------------------------------------------------------------------
                                                Conservative    Balanced       Growth
                                                Fund            Fund           Fund
     ------------------------------------------------------------------------------------

                                                $(17,933)       $(59,264)      $(276,455)

     Transactions in written options for the year ended July 31, 2017 are summarized as follows:

     Pioneer Solutions - Conservative Fund

     -------------------------------------------------------------------------------------
                                                                Number of      Premium
                                                                Contracts      Received
     -------------------------------------------------------------------------------------
     Options open at beginning of year                                 (12)    $  (17,964)
     Options opened                                             (4,200,644)      (184,707)
     Options closed                                                    483        105,944
     Options expired                                             4,200,173         96,727
     -------------------------------------------------------------------------------------
     Options open at end of year                                        --     $       --

     Pioneer Solutions - Balanced Fund

     -------------------------------------------------------------------------------------
                                                                Number of      Premium
                                                                Contracts      Received
     -------------------------------------------------------------------------------------
     Options open at beginning of year                                  (44)   $  (65,867)
     Options opened                                             (24,001,828)     (713,285)
     Options closed                                                   1,371       300,724
     Options expired                                             24,000,501       478,428
     -------------------------------------------------------------------------------------
     Options open at end of year                                         --    $       --

     Pioneer Solutions - Growth Fund

     --------------------------------------------------------------------------------------
                                                                Number of      Premium
                                                                Contracts      Received
     --------------------------------------------------------------------------------------
     Options open at beginning of year                                  (47)   $  (195,892)
     Options opened                                             (85,503,329)    (2,513,994)
     Options closed                                                   2,428        734,773
     Options expired                                             85,500,779      1,400,957
     --------------------------------------------------------------------------------------
     Options open at end of year                                       (169)   $  (574,156)

K.   Purchased Options

     The Funds may purchase put and call options to seek increased total return. Purchased call and put options entitle the Funds to buy and sell a specified number of shares or units of a particular security, currency or index at a

82 Pioneer Solutions Funds | Annual Report | 7/31/17 specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Funds is included in the Statements of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized gains or losses are recorded in the Funds' financial statements. As the purchaser of an index option, the Funds have the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statements of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.

     Purchased option contracts outstanding at year end, if any, are listed at the end of each Fund's Schedule of Investments. The average value of purchased options open during the year ended July 31, 2017 was as follows:

     ---------------------------------------------------------------------------
                                           Conservative   Balanced      Growth
                                           Fund           Fund          Fund
     ---------------------------------------------------------------------------
                                           $19,248        $79,765       $994,020

L.   Credit Default Swap Agreements

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event on an underlying reference obligation, which may be a single security or a basket or index of securities. The Funds may sell or buy credit default swap agreements to seek to increase the Funds' income, or to attempt to hedge the risk of default on Fund securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Funds would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Funds. In return, the Funds would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Funds would keep the stream of payments and would have no payment obligation. The Funds may also buy credit default swap agreements in order to hedge against the risk of default of debt securities, in which case the Funds would function as the counterparty referenced above.

                            Pioneer Solutions Funds | Annual Report | 7/31/17 83

     When the Funds enter into a credit default swap agreement, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the rights to receive a contingent payment. An upfront payment made by the Funds, as the protection buyer, is recorded as an asset in the Statements of Assets and Liabilities. Periodic payments received or paid by the Funds are recorded as realized gains or losses in the Statements of Operations.

     Credit default swap agreements are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statements of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statements of Operations.

     Certain swap agreements that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Funds are pursuant to a centrally cleared swap agreement with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap agreement, the Funds are required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as variation margin on centrally cleared swaps on the Statements of Assets and Liabilities.

     Credit default swap agreements involving the sale of protection may involve greater risks than if the Funds had invested in the referenced debt instrument directly. Credit default swap agreements are subject to general market risk, liquidity risk, counterparty risk and credit risk. If a Fund is a protection buyer and no credit event occurs, it will lose its investment. If a Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by that Fund, together with the periodic payments received, may be less than the amount that Fund pays to the protection buyer, resulting in a loss to that Fund.

     There were no open credit default swap agreements at July 31, 2017.

M.   Inflation Rate Swap Agreements

     The Funds may enter into inflation rate swap agreements to attempt to hedge against inflation. Pursuant to the inflation rate swap agreement, the Funds negotiate with a counterparty to exchange a periodic stream of payments, based on a benchmark inflation index. One cash flow stream will typically be a floating rate payment linked to the specified inflation index while the other is typically a fixed interest rate.

84 Pioneer Solutions Funds | Annual Report | 7/31/17

     Inflation rate swap agreements are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statements of Assets and Liabilities. Inflation rate swaps are normally issued on a zero coupon basis where all payments compound during the life of the contract and are netted upon the termination or maturity of the contract. Final payments received or paid by the Funds are recorded as realized gains or losses in the Statements of Operations. Inflation rate swap agreements are subject to movements in interest rates.

     There were no open inflation rate swap agreements at July 31, 2017. The average value of inflation rate swap agreements open during the year ended July 31, 2017 was as follows:

     ---------------------------------------------------------------------------
                                          Conservative   Balanced     Growth
                                          Fund           Fund         Fund
     ---------------------------------------------------------------------------
                                          $(29,602)      $(91,273)    $(151,710)

N.   Interest Rate Swap Agreements

     The Funds may enter into interest rate swaps to attempt to hedge against interest rate fluctuations or to enhance their income. Pursuant to the interest rate swap agreement, the Funds negotiate with a counterparty to exchange a periodic stream of payments based on a benchmark interest rate. One cash flow stream will typically be a floating rate payment based upon the specified floating benchmark interest rate while the other is typically a fixed interest rate. Payment flows are usually netted against each other, with the difference being paid by one party to the other on a monthly basis.

     Periodic payments received or paid by the Funds are recorded as realized gains or losses in the Statements of Operations. Interest rate swap agreements are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statements of Assets and Liabilities. Interest rate swap agreements are subject to counterparty risk and movements in interest rates.

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Funds are pursuant to a centrally cleared swap agreement with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap agreement, the Funds are required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared swap agreements is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities.

                            Pioneer Solutions Funds | Annual Report | 7/31/17 85

     Open interest rate swap agreements at period end are listed at the end of each Fund's Schedule of Investments. The average value of interest rate swap agreements open during the year ended July 31, 2017 was as follows:

     ---------------------------------------------------------------------------
                                             Conservative  Balanced   Growth
                                             Fund          Fund       Fund
     ---------------------------------------------------------------------------
                                             $(7,822)      $(26,406)  $ (55,855)

     The amount of cash deposited with the broker as collateral at July 31, 2017, and is included in "Restricted Cash" in the statement of Assets and Liabilities, was as follows:

     ---------------------------------------------------------------------------
                                              Conservative Balanced   Growth
                                              Fund         Fund       Fund
     ---------------------------------------------------------------------------
                                              $103,857     $434,100   $1,224,441

2. Management Agreement

The Adviser, manages the Funds' portfolios. Management fees for each Fund are calculated daily at an annual rate equal to 0.13% of the Fund's average daily net assets up to $2.5 billion; 0.11% of the Fund's average daily net assets over $2.5 billion up to $4 billion; 0.10% of the Fund's average daily net assets over $4 billion up to $5.5 billion; and 0.08% of the Fund's average daily net assets over $5.5 billion.

For the year ended July 31, 2017, the effective management fee for each Fund was equivalent to 0.13% of the Fund's average daily net assets. Fees waived and expenses reimbursed during the year ended July 31, 2017 are reflected in the Statements of Operations.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Funds as administrative reimbursements. Included in "Due to affiliates" reflected on the Statements of Assets and Liabilities are the following amounts payable to the Adviser, at July 31, 2017:

--------------------------------------------------------------------------------
Fund                                                                      Amount
--------------------------------------------------------------------------------
Conservative Fund                                                         $1,792
Balanced Fund                                                              6,331
Growth Fund                                                                7,868

86 Pioneer Solutions Funds | Annual Report | 7/31/17

The Adviser has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses, other than underlying fund fees and expenses, as follows. These expense limitations are in effect through December 1, 2019. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above:

--------------------------------------------------------------------------------
Fund                                 Class A     Class C     Class R     Class Y
--------------------------------------------------------------------------------
Conservative Fund                    0.70%       1.45%       0.90%       0.65%
Balanced Fund                        0.70%       1.45%       0.90%         --
Growth Fund                          0.70%       1.45%       0.90%         --

3. Transfer Agent

Boston Financial Data Services, Inc. serves as the transfer agent to the Funds at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Funds' omnibus relationship contracts.

In addition, the Funds reimburses the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities, such as proxy and statement mailings, outgoing phone calls. For the year ended July 31, 2017, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
                                           Conservative     Balanced     Growth
Shareowner Communications                  Fund             Fund         Fund
--------------------------------------------------------------------------------
Class A                                    $5,284           $17,375      $43,575
Class C                                     1,296             5,287        8,557
Class R                                        11                11           10
Class Y                                        30               302          230
--------------------------------------------------------------------------------
  Total                                    $6,621           $22,975      $52,372
================================================================================

4. Distribution and Service Plans

The Funds have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class A and Class C shares. Pursuant to the Plan, each Fund pays the Distributor 0.25% of the Fund's average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with respect to Class A shares. Pursuant to the Plan, each Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares.

                            Pioneer Solutions Funds | Annual Report | 7/31/17 87

Included in "Due to affiliates" reflected on the Statements of Assets and Liabilities are the following amounts in distribution fees payable to the Distributor at July 31, 2017:

--------------------------------------------------------------------------------
Fund                                                                      Amount
--------------------------------------------------------------------------------
Conservative Fund                                                        $ 8,294
Balanced Fund                                                             25,715
Growth Fund                                                               42,143

The Funds also have adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Funds to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Funds a distribution fee of up to 0.50% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor.

For the year ended July 31, 2017, the following CDSCs were paid to the
Distributor:

--------------------------------------------------------------------------------
Fund                                                                     Amount
--------------------------------------------------------------------------------
Conservative Fund                                                        $ 2,226
Balanced Fund                                                              6,609
Growth Fund                                                               14,592

5. Forward Foreign Currency Contracts

During the year ended July 31, 2017, the Funds had entered into various forward foreign currency contracts that obligate the Funds to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Funds may close out such contract by entering into an offsetting contract.

The average value of contracts open during the year ended July 31, 2017, were as follows:

--------------------------------------------------------------------------------
                                   Conservative    Balanced        Growth
                                   Fund            Fund            Fund
--------------------------------------------------------------------------------
                                   $(2,754,480)    $(15,173,809)   $(17,464,106)

88 Pioneer Solutions Funds | Annual Report | 7/31/17

Open forward foreign currency contracts at July 31, 2017, were as follows:

Pioneer Solutions - Conservative Fund

----------------------------------------------------------------------------------------------
                                      In
Currency                   Currency   Exchange                       Settlement   Unrealized
Sold       Deliver         Purchased  for            Counterparty    Date         Appreciation
----------------------------------------------------------------------------------------------
CZK            8,871,654   EUR              340,000  Goldman Sachs   10/24/17     $   18,652
                                                     International
EUR              340,000   CZK            9,077,320  Goldman Sachs   10/24/17         57,324
                                                     International
EUR              490,000   SEK            4,715,585  Goldman Sachs   10/19/17         31,833
                                                     International
GBP              225,433   EUR              256,248  Goldman Sachs   10/19/17         13,975
                                                     International
ILS            1,691,557   USD              480,000  Goldman Sachs   10/19/17          3,417
                                                     International
NOK            1,450,000   SEK            1,460,687  Goldman Sachs   10/19/17          8,106
                                                     International
SEK            2,132,091   EUR              220,000  Goldman Sachs   10/19/17         11,316
                                                     International
SEK            3,448,138   NOK            3,420,000  Goldman Sachs   10/19/17         28,376
                                                     International
USD              328,546   AUD              425,000  Morgan Stanley  10/19/17         10,997
                                                     & Co.

USD              115,000   BRL              382,824  Goldman Sachs   10/18/17          6,181
                                                     International
USD              115,000   COP          355,580,000  Morgan Stanley  10/18/17          3,003
                                                     & Co.

USD              115,000   IDR        1,561,125,000  Morgan Stanley  10/18/17          1,173
                                                     & Co.

USD              111,472   MXN            2,081,471  Goldman Sachs   10/19/17          3,928
                                                     International
USD              108,335   TRY              405,093  Barclays Bank   10/19/17          4,195
----------------------------------------------------------------------------------------------
Total                                                                             $  202,476
==============================================================================================

                            Pioneer Solutions Funds | Annual Report | 7/31/17 89

----------------------------------------------------------------------------------------------
                                      In
Currency                   Currency   Exchange                       Settlement   Unrealized
Sold       Deliver         Purchased  for            Counterparty    Date         Depreciation
----------------------------------------------------------------------------------------------
AUD            1,055,000   USD              800,574  Barclays Bank   10/19/17     $ (42,293)
CZK            8,871,654   EUR              340,000  Goldman Sachs   10/24/17       (19,539)
                                                     International
EUR              340,000   CZK            9,077,320  Goldman Sachs   10/24/17       (47,049)
                                                     International
EUR              490,000   SEK            4,715,585  Goldman Sachs   10/19/17       (27,630)
                                                     International
EUR               33,358   USD               38,083  Goldman Sachs   10/19/17        (1,550)
                                                     International
GBP              225,433   EUR              256,248  Goldman Sachs   10/19/17        (7,798)
                                                     International
GBP              815,000   USD            1,057,335  Goldman Sachs   10/19/17       (20,985)
                                                     International
JPY           96,506,639   USD              855,265  Goldman Sachs   10/19/17       (23,334)
                                                     International
KRW          330,610,625   USD              287,500  Barclays Bank   10/18/17        (7,776)
KRW          396,612,000   USD              345,000  Goldman Sachs   10/18/17        (9,223)
                                                     International
NOK            1,450,000   SEK            1,460,687  Goldman Sachs   10/19/17       (10,989)
                                                     International
SEK            2,132,091   EUR              220,000  Goldman Sachs   10/19/17       (15,055)
                                                     International
SEK            3,448,138   NOK            3,420,000  Goldman Sachs   10/19/17       (21,941)
                                                     International
TWD            8,787,438   USD              287,500  Goldman Sachs   10/18/17        (4,308)
                                                     International
----------------------------------------------------------------------------------------------
Total                                                                             $(259,470)
==============================================================================================

AUD        Australian Dollar
BRL        Brazilian Real
COP        Colombian Peso
CZK        Czech Koruna
EUR        Euro
GBP        Great British Pound
IDR        Indonesian Rupiah
ILS        Israeli New Shekel
JPY        Japanese Yen
KRW        Korean Won
MXN        Mexican Peso
NOK        Norwegian Krone
SEK        Swedish Krona
TRY        Turkish Lira
TWD        Taiwan New Dollar

90 Pioneer Solutions Funds | Annual Report | 7/31/17

Pioneer Solutions - Balanced Fund

----------------------------------------------------------------------------------------------
                                      In
Currency                   Currency   Exchange                       Settlement   Unrealized
Sold       Deliver         Purchased  for            Counterparty    Date         Appreciation
----------------------------------------------------------------------------------------------
CZK           38,356,858   EUR            1,470,000  Goldman Sachs   10/24/17     $   80,641
                                                     International
EUR            1,470,000   CZK           39,335,240  Goldman Sachs   10/24/17        247,518
                                                     International
EUR            2,145,000   SEK           20,642,715  Goldman Sachs   10/19/17        139,350
                                                     International
GBP              971,866   EUR            1,104,714  Goldman Sachs   10/19/17         60,250
                                                     International
ILS            7,330,079   USD            2,080,000  Goldman Sachs   10/19/17         14,809
                                                     International
NOK            6,300,000   SEK            6,346,431  Goldman Sachs   10/19/17         35,217
                                                     International
SEK            9,012,932   EUR              930,000  Goldman Sachs   10/19/17         47,838
                                                     International
SEK           15,022,591   NOK           14,900,000  Goldman Sachs   10/19/17        123,628
                                                     International
USD            1,391,490   AUD            1,800,000  Morgan Stanley  10/19/17         46,577
                                                     & Co.

USD              500,000   BRL            1,664,450  Goldman Sachs   10/18/17         26,872
                                                     International
USD              500,000   COP        1,546,000,000  Morgan Stanley  10/18/17         13,055
                                                     & Co.

USD              500,000   IDR        6,787,500,000  Morgan Stanley  10/18/17          5,102
                                                     & Co.

USD              484,660   MXN            9,049,875  Goldman Sachs   10/19/17         17,076
                                                     International
USD              471,020   TRY            1,761,275  Barclays Bank   10/19/17         18,238
----------------------------------------------------------------------------------------------
Total                                                                             $  876,171
==============================================================================================

                            Pioneer Solutions Funds | Annual Report | 7/31/17 91

----------------------------------------------------------------------------------------------
                                         In
Currency                   Currency      Exchange                    Settlement   Unrealized
Sold       Deliver         Purchased     for         Counterparty    Date         Depreciation
----------------------------------------------------------------------------------------------
AUD            4,535,000   USD            3,441,331  Barclays Bank   10/19/17     $  (181,799)
CZK           38,356,858   EUR            1,470,000  Goldman Sachs   10/24/17         (84,477)
                                                     International
EUR            1,470,000   CZK           39,335,240  Goldman Sachs   10/24/17        (199,024)
                                                     International
EUR            2,145,000   SEK           20,642,715  Goldman Sachs   10/19/17        (120,952)
                                                     International
EUR            6,226,227   USD            7,108,047  Goldman Sachs   10/19/17        (289,263)
                                                     International
GBP              971,866   EUR            1,104,714  Goldman Sachs   10/19/17         (33,620)
                                                     International
GBP            3,085,000   USD            4,002,305  Goldman Sachs   10/19/17         (79,435)
                                                     International
JPY          377,541,058   USD            3,345,859  Goldman Sachs   10/19/17         (91,285)
                                                     International
KRW        1,437,437,500   USD            1,250,000  Barclays Bank   10/18/17         (33,809)
KRW        1,712,904,000   USD            1,490,000  Goldman Sachs   10/18/17         (39,834)
                                                     International
NOK            6,300,000   SEK            6,346,431  Goldman Sachs   10/19/17         (47,744)
                                                     International
SEK            9,012,932   EUR              930,000  Goldman Sachs   10/19/17         (63,642)
                                                     International
SEK           15,022,591   NOK           14,900,000  Goldman Sachs   10/19/17         (95,589)
                                                     International
TWD           38,206,250   USD            1,250,000  Goldman Sachs   10/18/17         (18,730)
                                                     International
----------------------------------------------------------------------------------------------
Total                                                                             $(1,379,203)
==============================================================================================

AUD        Australian Dollar
BRL        Brazilian Real
COP        Colombian Peso
CZK        Czech Koruna
EUR        Euro
GBP        Great British Pound
IDR        Indonesian Rupiah
ILS        Israeli New Shekel
JPY        Japanese Yen
KRW        Korean Won
MXN        Mexican Peso
NOK        Norwegian Krone
SEK        Swedish Krona
TRY        Turkish Lira
TWD        Taiwan New Dollar

92 Pioneer Solutions Funds | Annual Report | 7/31/17

Pioneer Solutions - Growth Fund

----------------------------------------------------------------------------------------------
                                     In
Currency                Currency     Exchange                        Settlement   Unrealized
Sold       Deliver      Purchased    for             Counterparty    Date         Appreciation
----------------------------------------------------------------------------------------------
CAD          103,525    EUR                  70,048  Goldman Sachs   10/19/17     $     3,820
                                                     International
CZK        89,760,267   EUR               3,440,000  Goldman Sachs   10/24/17         188,711
                                                     International
EUR         3,440,000   CZK              92,150,520  Goldman Sachs   10/24/17         578,860
                                                     International
EUR         5,215,000   SEK              50,187,300  Goldman Sachs   10/19/17         338,793
                                                     International
GBP         2,404,617   EUR               2,733,313  Goldman Sachs   10/19/17         149,071
                                                     International
ILS        18,043,272   USD               5,120,000  Goldman Sachs   10/19/17          36,453
                                                     International
NOK        15,600,000   SEK              15,714,972  Goldman Sachs   10/19/17          87,204
                                                     International
SEK        22,193,133   EUR               2,290,000  Goldman Sachs   10/19/17         117,795
                                                     International
SEK        37,001,953   NOK              36,700,000  Goldman Sachs   10/19/17         304,505
                                                     International
USD         3,277,732   AUD               4,240,000  Morgan Stanley  10/19/17         109,715
                                                     & Co.
USD         1,245,000   BRL               4,144,481  Goldman Sachs   10/18/17          66,912
                                                     International
USD         1,245,000   COP           3,849,540,000  Morgan Stanley  10/18/17          32,508
                                                     & Co.
USD         1,245,000   IDR          16,900,875,000  Morgan Stanley  10/18/17          12,704
                                                     & Co.
USD         1,458,158   JPY             164,515,781  Barclays Bank   10/19/17          39,598
USD         1,177,725   MXN              21,991,196  Goldman Sachs   10/19/17          41,496
                                                     International
USD         1,144,578   TRY               4,279,898  Barclays Bank   10/19/17          44,317
----------------------------------------------------------------------------------------------
Total                                                                             $ 2,152,462
==============================================================================================

                            Pioneer Solutions Funds | Annual Report | 7/31/17 93

----------------------------------------------------------------------------------------------
                                      In
Currency                   Currency   Exchange                       Settlement   Unrealized
Sold       Deliver         Purchased  for            Counterparty    Date         Depreciation
----------------------------------------------------------------------------------------------
AUD           10,325,000   USD         7,835,004     Barclays Bank   10/19/17     $  (413,909)
CAD              103,525   EUR            70,048     Goldman Sachs   10/19/17          (3,794)
                                                     International
CZK           89,760,267   EUR         3,440,000     Goldman Sachs   10/24/17        (197,689)
                                                     International
EUR            3,440,000   CZK        92,150,520     Goldman Sachs   10/24/17        (460,779)
                                                     International
EUR            5,215,000   SEK        50,187,300     Goldman Sachs   10/19/17        (294,063)
                                                     International
EUR              798,672   USD           911,788     Goldman Sachs   10/19/17         (37,105)
                                                     International
GBP            2,404,617   EUR         2,733,313     Goldman Sachs   10/19/17         (83,184)
                                                     International
GBP            7,375,000   USD         9,567,910     Goldman Sachs   10/19/17        (189,898)
                                                     International
KRW        3,579,219,375   USD         3,112,500     Barclays Bank   10/18/17         (84,183)
KRW        4,179,945,600   USD         3,636,000     Goldman Sachs   10/18/17         (97,205)
                                                     International
NOK           15,600,000   SEK        15,714,972     Goldman Sachs   10/19/17        (118,224)
                                                     International
SEK           22,193,133   EUR         2,290,000     Goldman Sachs   10/19/17        (156,709)
                                                     International
SEK           37,001,953   NOK        36,700,000     Goldman Sachs   10/19/17        (235,444)
                                                     International
TWD           95,133,563   USD         3,112,500     Goldman Sachs   10/18/17         (46,639)
                                                     International
----------------------------------------------------------------------------------------------
Total                                                                             $(2,418,825)
==============================================================================================

AUD        Australian Dollar
BRL        Brazilian Real
CAD        Canadian Dollar
COP        Colombian Peso
CZK        Czech Koruna
EUR        Euro
GBP        Great British Pound
IDR        Indonesian Rupiah
ILS        Israeli New Shekel
JPY        Japanese Yen
KRW        Korean Won
MXN        Mexican Peso
NOK        Norwegian Krone
SEK        Swedish Krona
TRY        Turkish Lira
TWD        Taiwan New Dollar

94 Pioneer Solutions Funds | Annual Report | 7/31/17

6. Assets and Liabilities Offsetting

The Funds have entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all their derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs the trading of certain OTC derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of event of a default and/or termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Funds' credit risk to their counterparty equal to any amounts payable by the Funds under the applicable transactions, if any. However, the Funds' right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collaterals pledged for the benefit of the Funds and/or counterparty are held in segregated accounts by the Funds' custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Funds' collateral obligations, if any, will be reported separately in the Statements of Assets and Liabilities as "Restricted Cash." Securities pledged by the Funds as collateral, if any, are identified as such in the Schedules of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have been offset on the Statements of Assets and Liabilities. The following charts show gross assets and liabilities of the Funds as of July 31, 2017.

                            Pioneer Solutions Funds | Annual Report | 7/31/17 95

Pioneer Solutions - Conservative Fund

---------------------------------------------------------------------------------------------
                   Derivative
                   Assets
                   Subject to       Derivatives     Non-Cash      Cash          Net Amount
                   Master Netting   Available       Collateral    Collateral    of Derivative
Counterparty       Agreement        for Offset      Received (a)  Received (a)  Assets (b)
---------------------------------------------------------------------------------------------
Barclays Bank      $  4,195         $   (4,195)     $  --         $  --         $       --
Goldman Sachs
 International      183,108           (183,108)        --            --                 --
Morgan
 Stanley & Co.       15,173                 --         --            --             15,173
---------------------------------------------------------------------------------------------
 Total             $202,476         $ (187,303)     $  --         $  --         $   15,173
=============================================================================================

-----------------------------------------------------------------------------------------------
                   Derivative
                   Liabilities
                   Subject to       Derivatives     Non-Cash      Cash          Net Amount
                   Master Netting   Available       Collateral    Collateral    of Derivative
Counterparty       Agreement        for Offset      Pledged (a)   Pledged (a)   Liabilities (c)
-----------------------------------------------------------------------------------------------
Barclays Bank      $ 50,069         $   (4,195)     $  --         $        --   $45,874
Goldman Sachs
 International      209,401           (183,108)        --                  --    26,293
UBS AG                7,009                 --         --              (7,009)       --
-----------------------------------------------------------------------------------------------
 Total             $266,479         $ (187,303)     $  --         $    (7,009)  $72,167
===============================================================================================

Pioneer Solutions - Balanced Fund

---------------------------------------------------------------------------------------------
                   Derivative
                   Assets
                   Subject to       Derivatives     Non-Cash      Cash          Net Amount
                   Master Netting   Available       Collateral    Collateral    of Derivative
Counterparty       Agreement        for Offset      Received (a)  Received (a)  Assets (b)
---------------------------------------------------------------------------------------------
Barclays Bank      $ 18,238         $  (18,238)     $  --         $  --         $       --
Goldman Sachs
 International      793,199           (793,199)        --            --                 --
Morgan
 Stanley & Co.       64,734                 --         --            --             64,734
---------------------------------------------------------------------------------------------
 Total             $876,171         $ (811,437)     $  --         $  --         $   64,734
=============================================================================================

-----------------------------------------------------------------------------------------------
                   Derivative
                   Liabilities
                   Subject to       Derivatives     Non-Cash      Cash          Net Amount
                   Master Netting   Available       Collateral    Collateral    of Derivative
Counterparty       Agreement        for Offset      Pledged (a)   Pledged (a)   Liabilities (c)
-----------------------------------------------------------------------------------------------
Barclays Bank      $  215,608       $  (18,238)     $  --         $       --    $197,370
Goldman Sachs
 International      1,163,595         (793,199)        --                 --     370,396
UBS AG                 21,053               --         --            (21,053)         --
-----------------------------------------------------------------------------------------------
 Total             $1,400,256       $ (811,437)     $  --         $  (21,053)   $567,766
===============================================================================================

96 Pioneer Solutions Funds | Annual Report | 7/31/17

Pioneer Solutions - Growth Fund

----------------------------------------------------------------------------------------------
                   Derivative
                   Assets
                   Subject to       Derivatives     Non-Cash      Cash          Net Amount
                   Master Netting   Available       Collateral    Collateral    of Derivative
Counterparty       Agreement        for Offset      Received (a)  Received (a)  Assets (b)
----------------------------------------------------------------------------------------------
Barclays Bank      $   83,915       $   (83,915)    $ --          $ --          $     --
Goldman Sachs
 International      1,913,620        (1,913,620)      --            --                --
Morgan
 Stanley & Co.        154,927                --       --            --           154,927
----------------------------------------------------------------------------------------------
 Total             $2,152,462       $(1,997,535)    $ --          $ --          $154,927
==============================================================================================

-----------------------------------------------------------------------------------------------
                   Derivative
                   Liabilities
                   Subject to       Derivatives     Non-Cash      Cash          Net Amount
                   Master Netting   Available       Collateral    Collateral    of Derivative
Counterparty       Agreement        for Offset      Pledged (a)   Pledged (a)   Liabilities (c)
-----------------------------------------------------------------------------------------------
Barclays Bank      $  498,092       $   (83,915)    $ --          $     --      $414,177
Goldman Sachs
 International      1,920,733        (1,913,620)      --                --         7,113
UBS AG                 38,614                --       --           (38,614)           --
-----------------------------------------------------------------------------------------------
 Total             $2,457,439       $(1,997,535)    $ --          $(38,614)     $421,290
===============================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

7.   Additional Disclosures about Derivative Instruments and Hedging Activities

The Funds' use of derivatives subjects them to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Funds.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

                            Pioneer Solutions Funds | Annual Report | 7/31/17 97

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at July 31, 2017 was as follows:

Pioneer Solutions - Conservative Fund

--------------------------------------------------------------------------------------
Statement of Assets and Liabilities
                                                      Foreign
                               Interest      Credit   Exchange    Equity     Commodity
                               Rate Risk     Risk     Risk        Risk       Risk
--------------------------------------------------------------------------------------
Assets:
 Unrealized appreciation
  on futures contracts*        $19,141       $  --    $     --    $ 87,279   $  --
 Unrealized appreciation
  on centrally cleared
  interest rate swap
  agreements                    19,227          --          --          --      --
 Unrealized appreciation
  on forward foreign
  currency contracts                --          --     202,476          --      --
--------------------------------------------------------------------------------------
  Total Value                  $38,368       $  --    $202,476    $ 87,279   $  --
======================================================================================
Liabilities:
 Unrealized depreciation
   on futures contracts*       $   563       $  --    $     --    $160,607   $  --
 Unrealized depreciation
   on centrally cleared
   interest rate swap
   agreements                   39,513          --          --          --      --
 Unrealized depreciation
   on interest rate swap
   agreement                     7,009          --          --          --      --
 Unrealized depreciation
   on forward foreign
   currency contracts               --          --     259,470          --      --
--------------------------------------------------------------------------------------
   Total Value                 $47,085       $  --    $259,470    $160,607   $  --
======================================================================================

*    Reflects unrealized appreciation/depreciation on futures contracts (see
     Note 1I). The current day's variation margin is disclosed on the Statement of Assets and Liabilities.

98 Pioneer Solutions Funds | Annual Report | 7/31/17

Pioneer Solutions - Balanced Fund

--------------------------------------------------------------------------------------
Statement of Assets and Liabilities
                                                      Foreign
                               Interest      Credit   Exchange    Equity     Commodity
                               Rate Risk     Risk     Risk        Risk       Risk
--------------------------------------------------------------------------------------
Assets:
 Unrealized appreciation
  on futures contracts*        $  74,958     $ --     $       --  $406,888   $ --
 Unrealized appreciation
  on centrally cleared
  interest rate swap
  agreements                      80,129       --             --        --     --
 Unrealized appreciation
  on forward foreign
  currency contracts                  --       --        876,171        --     --
--------------------------------------------------------------------------------------
  Total Value                  $ 155,087     $ --     $  876,171  $406,888   $ --
======================================================================================
Liabilities:
 Unrealized depreciation
   on futures contracts*       $   2,320     $ --     $       --  $502,325   $ --
 Unrealized depreciation
   on centrally cleared
   interest rate swap
   agreements                    145,868       --             --        --     --
 Unrealized depreciation
   on interest rate swap
   agreement                      21,053       --             --        --     --
 Unrealized depreciation
   on forward foreign
   currency contracts                 --       --      1,379,203        --     --
--------------------------------------------------------------------------------------
   Total Value                 $ 169,241     $ --     $1,379,203  $502,325   $ --
======================================================================================

*    Reflects unrealized appreciation/depreciation on futures contracts (see
     Note 1I). The current day's variation margin is disclosed on the Statement of Assets and Liabilities.

                            Pioneer Solutions Funds | Annual Report | 7/31/17 99

Pioneer Solutions - Growth Fund

----------------------------------------------------------------------------------------
Statement of Assets and Liabilities
                                                      Foreign
                               Interest      Credit   Exchange    Equity       Commodity
                               Rate Risk     Risk     Risk        Risk         Risk
----------------------------------------------------------------------------------------
Assets:
 Unrealized appreciation
  on futures contracts*        $ 86,407      $ --     $       --  $  896,965   $ --
 Unrealized appreciation
  on centrally cleared
  interest rate swap
  agreements                    193,686        --             --          --     --
 Unrealized appreciation
  on forward foreign
  currency contracts                 --        --      2,152,462          --     --
----------------------------------------------------------------------------------------
  Total Value                  $280,093      $ --     $2,152,462  $  896,965   $ --
========================================================================================
Liabilities:
 Unrealized depreciation
   on futures contracts*       $  3,375      $ --     $       --  $1,190,467   $ --
 Unrealized depreciation
   on centrally cleared
   interest rate swap
   agreements                   329,116        --             --          --     --
 Unrealized depreciation
   on interest rate swap
   agreement                     38,614        --             --          --     --
 Written options                     --        --             --      70,980     --
 Unrealized depreciation
   on forward foreign
   currency contracts                --        --      2,418,825          --     --
----------------------------------------------------------------------------------------
 Total Value                   $371,105      $ --     $2,418,825  $1,261,447   $ --
========================================================================================

*    Reflects unrealized appreciation/depreciation on futures contracts (see
     Note 1I). The current day's variation margin is disclosed on the Statement of Assets and Liabilities.

100 Pioneer Solutions Funds | Annual Report | 7/31/17

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at July 31, 2017 was as follows:

Pioneer Solutions - Conservative Fund

-----------------------------------------------------------------------------------------
Statement of Operations
                                                    Foreign
                           Interest     Credit      Exchange      Equity       Commodity
                           Rate Risk    Risk        Risk          Risk         Risk
-----------------------------------------------------------------------------------------
Net realized gain (loss):
 Futures contracts         $ (466,192)  $      --   $        --   $ (165,978)  $    --
 Swap agreements             (125,892)       (504)           --           --        --
 Written options                   --          --        65,751      (45,027)       --
 Forward foreign
  currency contracts*              --          --       196,312           --        --
-----------------------------------------------------------------------------------------
 Total Value               $ (592,084)  $    (504)  $   262,063   $ (211,005)  $    --
=========================================================================================
Change in net
 unrealized appreciation
 (depreciation) on:
 Futures contracts         $    8,154   $      --   $        --   $  104,157   $    --
 Swap agreements               93,909          --            --           --        --
 Written options                   --          --            --      (17,544)       --
 Forward foreign
  currency contracts*              --          --       (22,456)          --        --
-----------------------------------------------------------------------------------------
 Total Value               $  102,063   $      --   $   (22,456)  $   86,613   $    --
=========================================================================================

* Included in the amount shown on the Statement of Operations as forward foreign currency contracts and other assets and liabilities denominated in foreign currencies.

Pioneer Solutions - Balanced Fund

------------------------------------------------------------------------------------------
Statement of Operations
                                                    Foreign
                           Interest       Credit    Exchange      Equity         Commodity
                           Rate Risk      Risk      Risk          Risk           Risk
------------------------------------------------------------------------------------------
Net realized gain (loss):
 Futures contracts         $ (1,505,982)  $    --   $        --   $ (2,035,895)  $    --
 Swap agreements               (389,069)     (397)           --             --        --
 Written options                     --        --       375,722       (112,942)       --
 Forward foreign
  currency contracts*                --        --       527,379             --        --
------------------------------------------------------------------------------------------
 Total Value               $ (1,895,051)  $  (397)  $   903,101   $ (2,148,837)  $    --
==========================================================================================
Change in net
 unrealized appreciation
 (depreciation) on:
 Futures contracts         $     57,267   $    --   $        --   $    448,733   $    --
 Swap agreements                288,358        --            --             --        --
 Written options                     --        --            --        (64,327)       --
 Forward foreign
  currency contracts*                --        --      (340,871)            --        --
------------------------------------------------------------------------------------------
 Total Value               $    345,625   $    --   $  (340,871)  $    384,406   $    --
==========================================================================================

* Included in the amount shown on the Statement of Operations as forward foreign currency contracts and other assets and liabilities denominated in foreign currencies.

                           Pioneer Solutions Funds | Annual Report | 7/31/17 101

Pioneer Solutions - Growth Fund

------------------------------------------------------------------------------------------
Statement of Operations
                                                    Foreign
                           Interest       Credit    Exchange      Equity         Commodity
                           Rate Risk      Risk      Risk          Risk           Risk
------------------------------------------------------------------------------------------
Net realized gain (loss):
 Futures contracts         $   (956,125)  $    --   $         --  $   (897,401)  $     --
 Swap agreements               (644,384)     (283)            --            --         --
 Written options                     --        --      1,338,510      (148,326)        --
 Forward foreign
  currency contracts*                --        --        515,689            --         --
------------------------------------------------------------------------------------------
 Total Value               $ (1,600,509)  $  (283)  $  1,854,199  $ (1,045,727)  $     --
==========================================================================================
Change in net
 unrealized appreciation
 (depreciation) on:
 Futures contracts         $    408,506   $    --   $         --  $    867,443   $     --
 Swap agreements                442,592        --             --            --         --
 Written options                     --        --             --       385,539         --
 Forward foreign
  currency contracts*                --        --          5,107            --         --
------------------------------------------------------------------------------------------
 Total Value               $    851,098   $    --   $      5,107  $  1,252,982   $     --
==========================================================================================

* Included in the amount shown on the Statement of Operations as forward foreign currency contracts and other assets and liabilities denominated in foreign currencies.

8. Transactions in Underlying Funds

An affiliated issuer may be considered one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, each Fund assumes the following to be affiliated issuers:

----------------------------------------------------------------------------------------------
Pioneer Solutions - Conservative Fund
                                            Beginning  Acquisitions  Dispositions   Ending
Underlying Funds (Affiliated)               Shares     Shares        Shares         Shares
----------------------------------------------------------------------------------------------
Pioneer Bond Fund Class K                   1,689,767    6,502       (108,547)      1,587,722
Pioneer Core Equity Fund Class Y                   --   39,563        (10,722)         28,841
Pioneer Disciplined Value Fund Class Y             --   88,233        (25,433)         62,800
Pioneer Dynamic Credit Fund Class Y           289,182       --       (244,764)         44,418
Pioneer Equity Income Fund Class K             77,024       --        (77,024)             --
Pioneer Floating Rate Fund Class K            102,850       --        (76,680)         26,170
Pioneer Fund Class Y                               --   25,566         (7,367)         18,199
Pioneer Fundamental Growth Fund Class K        64,833   13,617        (53,533)         24,917
Pioneer Global Equity Fund Class K            165,382       --             --         165,382
Pioneer Global High Yield Fund Class Y         23,959       --         (6,728)         17,231
Pioneer Global Multisector Income Fund
    Class Y                                   108,596       --       (108,596)             --
Pioneer High Yield Fund Class Y                36,395       --        (23,757)         12,638
Pioneer International Equity Fund Class Y     100,030       --             --         100,030
Pioneer Long/Short Bond Fund Class Y           17,146       --        (17,146)             --
Pioneer Mid Cap Value Fund Class K                 --   66,127        (36,202)         29,925
Pioneer Opportunistic Long/Short Credit
    Fund Class Y                               17,516       --        (17,516)             --
Pioneer Real Estate Shares Class Y             42,184       --        (42,184)             --
Pioneer Short Term Income Fund Class K        209,963       --       (209,963)             --
Pioneer Strategic Income Fund Class K         878,149  532,896             --       1,411,045

102 Pioneer Solutions Funds | Annual Report | 7/31/17

----------------------------------------------------------------------------------------------
                                           Realized     Capital Gain   Dividend    Ending
Underlying Funds (Affiliated)              Gain (Loss)  Distributions  Income      Value
----------------------------------------------------------------------------------------------
Pioneer Bond Fund Class K                  $ (14,666)   $      --      $  541,376  $15,448,535
Pioneer Core Equity Fund Class Y               7,343           --           8,593      589,798
Pioneer Disciplined Value Fund Class Y        16,152           --          16,427    1,066,972
Pioneer Dynamic Credit Fund Class Y          (99,140)          --          82,140      423,748
Pioneer Equity Income Fund Class K          (124,008)     284,604          15,405           --
Pioneer Floating Rate Fund Class K                --           --          17,940      178,218
Pioneer Fund Class Y                          11,429           --           5,841      588,738
Pioneer Fundamental Growth Fund
    Class K                                   37,910       27,630           4,142      552,659
Pioneer Global Equity Fund Class K                --           --          39,427    2,596,497
Pioneer Global High Yield Fund Class Y        14,310           --          10,797      153,703
Pioneer Global Multisector Income
    Fund Class Y                             (75,094)          --          16,107           --
Pioneer High Yield Fund Class Y               85,982           --          16,252      124,233
Pioneer International Equity Fund Class Y         --           --          25,048    2,336,709
Pioneer Long/Short Bond Fund Class Y         (15,562)          --              --           --
Pioneer Mid Cap Value Fund Class K             2,834           --          11,747      759,197
Pioneer Opportunistic Long/Short Credit
    Fund Class Y                             (19,364)          --              --           --
Pioneer Real Estate Shares Class Y            97,210           --           3,252           --
Pioneer Short Term Income Fund Class K        (9,023)          --          16,477           --
Pioneer Strategic Income Fund Class K             --           --         508,327   15,309,838
                                           ----------   ---------      ----------  -----------
                                           $ (83,687)   $ 312,234      $1,339,298  $40,128,845
                                           ==========   =========      ==========  ===========

Pioneer Solutions - Balanced Fund

-----------------------------------------------------------------------------------------
                                         Beginning  Acquisitions  Dispositions  Ending
Underlying Funds (Affiliated)            Shares     Shares        Shares        Shares
-----------------------------------------------------------------------------------------
Pioneer Bond Fund Class K                1,881,011    107,449     (483,245)     1,505,215
Pioneer Core Equity Fund Class Y           462,331      9,343     (276,323)       195,351
Pioneer Disciplined Value Fund Class Y          --    645,082     (153,948)       491,134
Pioneer Dynamic Credit Fund Class Y        623,412         --     (132,071)       491,341
Pioneer Fund Class Y                       111,677     77,735      (59,357)       130,055
Pioneer Fundamental Growth Fund
    Class K                                464,327         --     (290,817)       173,510
Pioneer Global Equity Fund Class K       1,200,077         --     (121,226)     1,078,851
Pioneer Global High Yield Fund Class Y     356,705         --      (44,626)       312,079
Pioneer Global Multisector Income
    Fund Class Y                           337,381         --     (337,381)            --
Pioneer High Yield Fund Class Y                  1         --           --              1
Pioneer International Equity Fund
    Class Y                              1,204,839         --      (32,545)     1,172,294
Pioneer Long/Short Bond Fund Class Y       136,314         --     (136,314)            --
Pioneer Mid Cap Value Fund Class K          75,246    266,025     (113,090)       228,181
Pioneer Opportunistic Long/Short Credit
    Fund Class Y                           140,030         --     (140,030)            --
Pioneer Real Estate Shares Class Y         149,770         --     (149,770)            --
Pioneer Select Mid Cap Growth Fund
    Class K                                 82,865         --      (82,865)            --
Pioneer Strategic Income Fund Class K      968,450  1,067,961           --      2,036,411

                           Pioneer Solutions Funds | Annual Report | 7/31/17 103

--------------------------------------------------------------------------------------------
                                        Realized     Capital Gain   Dividend    Ending
Underlying Funds (Affiliated)           Gain (Loss)  Distributions  Income      Value
--------------------------------------------------------------------------------------------
Pioneer Bond Fund Class K               $  (65,459)  $        --    $  577,364  $ 14,645,742
Pioneer Core Equity Fund Class Y           345,362            --        66,830     3,994,931
Pioneer Disciplined Value Fund Class Y     174,508            --       127,974     8,344,367
Pioneer Dynamic Credit Fund Class Y        (56,854)           --       330,850     4,687,396
Pioneer Fund Class Y                       (70,831)      775,813        65,023     4,207,283
Pioneer Fundamental Growth Fund
    Class K                                292,767       169,479        32,218     3,848,452
Pioneer Global Equity Fund Class K          72,556            --       286,098    16,937,961
Pioneer Global High Yield Fund Class Y      37,992            --       169,424     2,783,745
Pioneer Global Multisector Income
    Fund Class Y                          (228,519)           --        61,029            --
Pioneer High Yield Fund Class Y                 --            --            --             6
Pioneer International Equity Fund
    Class Y                                (41,720)           --       301,692    27,384,773
Pioneer Long/Short Bond Fund
    Class Y                               (123,719)           --            --            --
Pioneer Mid Cap Value Fund Class K        (115,725)      112,478        64,381     5,788,952
Pioneer Opportunistic Long/Short
    Credit Fund Class Y                   (154,803)           --            --            --
Pioneer Real Estate Shares Class Y       1,967,243        58,270        22,543            --
Pioneer Select Mid Cap Growth Fund
    Class K                               (134,241)       49,246            --            --
Pioneer Strategic Income Fund Class K           --            --       596,336    22,095,059
                                        -----------  -----------    ----------  ------------
                                        $1,898,557   $ 1,165,286    $2,701,762  $114,718,667
                                        ===========  ===========    ==========  ============

Pioneer Solutions - Growth Fund

-----------------------------------------------------------------------------------------
                                        Beginning  Acquisitions  Dispositions   Ending
Underlying Funds (Affiliated)           Shares     Shares        Shares         Shares
-----------------------------------------------------------------------------------------
Pioneer Bond Fund Class K               2,250,273         --     (348,114)      1,902,159
Pioneer Core Equity Fund Class Y        1,247,982     21,258     (649,467)        619,773
Pioneer Disciplined Value Fund Class Y         --  1,708,557     (124,448)      1,584,109
Pioneer Fund Class Y                      485,961     15,428      (41,521)        459,868
Pioneer Fundamental Growth Fund
    Class K                             1,179,883     20,251     (573,566)        626,568
Pioneer Global Equity Fund Class K      2,510,481         --     (169,123)      2,341,358
Pioneer Global Multisector Income
    Fund Class Y                          308,606         --      (46,338)        262,268
Pioneer International Equity Fund
    Class Y                             2,336,636         --      (14,430)      2,322,206
Pioneer Long/Short Bond Fund Class Y       93,457         --      (93,457)             --
Pioneer Mid Cap Value Fund Class K        559,470    419,563     (285,547)        693,486
Pioneer Opportunistic Long/Short
    Credit Fund Class Y                    95,114         --      (95,114)             --
Pioneer Real Estate Shares Class Y        363,171         --     (363,171)             --
Pioneer Select Mid Cap Growth Fund
    Class K                               234,082         --     (234,082)             --
Pioneer Strategic Income Fund Class K     311,871    558,154           --         870,025

104 Pioneer Solutions Funds | Annual Report | 7/31/17

--------------------------------------------------------------------------------------------
                                        Realized     Capital Gain   Dividend    Ending
Underlying Funds (Affiliated)           Gain (Loss)  Distributions  Income      Value
--------------------------------------------------------------------------------------------
Pioneer Bond Fund Class K               $  (17,406)  $        --    $  721,072  $ 18,508,007
Pioneer Core Equity Fund Class Y         1,431,228            --       180,279    12,674,353
Pioneer Disciplined Value Fund Class Y     172,862            --       344,958    26,914,012
Pioneer Fund Class Y                      (291,619)    2,715,208       199,124    14,876,717
Pioneer Fundamental Growth Fund
    Class K                                396,374       430,657        86,905    13,897,278
Pioneer Global Equity Fund Class K         155,196            --       598,499    36,759,321
Pioneer Global Multisector Income
    Fund Class Y                           (32,177)           --        94,956     2,848,230
Pioneer International Equity Fund
    Class Y                                (16,618)           --       585,094    54,246,741
Pioneer Long/Short Bond Fund Class Y       (84,821)           --            --            --
Pioneer Mid Cap Value Fund Class K        (475,999)      687,574       169,399    17,593,740
Pioneer Opportunistic Long/Short
    Credit Fund Class Y                   (105,148)           --            --            --
Pioneer Real Estate Shares Class Y       6,209,083       190,122        58,038            --
Pioneer Select Mid Cap Growth Fund
    Class K                               (379,213)      139,115            --            --
Pioneer Strategic Income Fund Class K           --            --       297,430     9,439,771
                                        ----------   -----------    ----------  ------------
                                        $6,961,742   $ 4,162,676    $3,335,754  $207,758,170
                                        ==========   ===========    ==========  ============

                           Pioneer Solutions Funds | Annual Report | 7/31/17 105

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Pioneer Asset Allocation Trust:
--------------------------------------------------------------------------------

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of Pioneer Asset Allocation Trust (comprising, respectively, the Pioneer Solutions - Conservative, Pioneer Solutions - Balanced and Pioneer Solutions - Growth Funds) (the "Funds") as of July 31, 2017, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the financial highlights for the year ended July 31, 2013. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended July 31, 2016 and the financial highlights for the periods ended July 31, 2014, July 31, 2015 and July 31, 2016 were audited by another independent registered public accounting firm whose report, dated September 28, 2016, expressed an unqualified opinion on the statements of changes in net assets and those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers and others were not received. We believe that our audits provide a reasonable basis for our opinion.


106 Pioneer Solutions Funds | Annual Report | 7/31/17

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting Pioneer Asset Allocation Trust at July 31, 2017, the results of their operations, the changes in their net assets and the financial highlights for the year then ended and the financial highlights for the year ended July 31, 2013 in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Boston, Massachusetts
September 27, 2017


                           Pioneer Solutions Funds | Annual Report | 7/31/17 107

ADDITIONAL INFORMATION

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Funds' investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly-owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Funds' previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Funds upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Funds' independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Funds' independent registered public accounting firm, including the Funds' two most recent fiscal years preceding the fiscal year ended July 31, 2017, D&T's reports on the Funds' financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP ("EY"), for the Funds' fiscal year ended July 31, 2017.

Prior to its engagement, EY had advised the Funds' Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities

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and Exchange Commission ("SEC"): (a) project management support services to
UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment advisor or investment banking services). None of the foregoing services involved the Funds, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Funds under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Funds, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

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

Pioneer Solutions - Conservative Fund
Approval of New and Interim Management Agreements

Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), formerly Pioneer Investment Management, Inc., serves as the investment adviser to Pioneer Solutions - Conservative Fund (the Fund) pursuant to an investment management agreement between Amundi Pioneer and the Fund.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world (the "Transaction"). As a result of the Transaction, Amundi Pioneer became an indirect wholly-owned subsidiary of Amundi and Amundi's wholly-owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A. ("PGAM"), a wholly-owned subsidiary of UniCredit S.p.A. ("UniCredit").

Under the Investment Company Act of 1940, the Fund's current investment management agreement (the "Current Management Agreement") terminated automatically upon the consummation of the Transaction. In order for Amundi Pioneer to continue to manage the Fund after the consummation of the Transaction, the Trustees and shareholders of the Fund were required to approve a new investment management agreement for the Fund (the "New Management Agreement"). As discussed below, the Board of Trustees of the Fund approved the New Management Agreement at a meeting held on March 6-7, 2017. The New Management Agreement was approved by the shareholders of the Fund at a meeting held on June 13, 2017. The Board of Trustees of the Fund also approved an interim investment management agreement between Amundi Pioneer and the Fund (the "Interim Management Agreement") at the March 6-7, 2017 meeting. The Interim Management Agreement would have taken effect upon the closing of the Transaction in the event that the shareholders of the Fund did not approve the New Management Agreement.

Board Evaluation of the New and Interim Management Agreements

The Board evaluated the Transaction and the New Management Agreement and Interim Management Agreement for the Fund. In connection with their evaluation of the Transaction and the New Management Agreement for the Fund, the Trustees requested such information as they deemed reasonably necessary, including: (a) the structure of the Transaction and the strategy underlying the Transaction;
(b) the anticipated benefits of the Transaction to the Fund and its shareholders; (c) the post-Transaction plans for Amundi Pioneer, including Amundi's plans for integration of Pioneer Investments and Amundi Pioneer with its existing asset management businesses and plans for the future development of Amundi Pioneer; (d) the effect of the Transaction on the ongoing services provided to the Fund, including the need to select a

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new independent registered public accounting firm for the Fund, and any plans to modify the operations of the Fund; (e) the stability and continuity of Amundi Pioneer's management and key employees, including compensation and benefits to Amundi Pioneer's key employees, and retention plans and incentive plan structure; (f) the post-Transaction indebtedness and financial resources of Amundi Pioneer; (g) Amundi's legal and operational structure, its principal shareholders and senior management, its investment management, risk management, administrative, legal and compliance functions; (h) certain regulatory matters relating to Amundi's affiliates; and (i) Amundi's commitment to the United States, including the role of Amundi Pioneer in the larger Amundi business.

The Trustees also requested and obtained the following information in connection with their evaluation of the Transaction and the New Management Agreement for the Fund: (i) memoranda provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the New Management Agreement; (ii) the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund's portfolio managers in the Fund; (iii) the Fund's management fees and total expense ratios, the financial statements of Amundi Pioneer and its pre- and post-Transaction parent companies, profitability analyses from Amundi Pioneer, and analyses from Amundi Pioneer as to possible economies of scale;
(iv) the profitability of the institutional business of Amundi Pioneer and Amundi Pioneer's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("Amundi Pioneer Institutional") as compared to that of Amundi Pioneer's fund management business; and (v) the differences between the fees and expenses of the Fund and the fees and expenses of Amundi Pioneer's and Amundi Pioneer Institutional's institutional accounts, as well as the different services provided by Adviser to the Fund and by Amundi Pioneer and Amundi Pioneer Institutional to the institutional accounts. In addition, the Trustees considered the information provided at regularly scheduled meetings throughout the year regarding the Fund's performance and risk attributes, including through meetings with investment management personnel, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings. The Trustees also considered information they had received in their review of the continuance of the Current Management Agreement for the Fund in September 2016.

At meetings held on January 9, 2017 and January 10, 2017, the Trustees met with representatives of Amundi and PGAM, including separate meetings of the Trustees who are not "interested persons" of the Fund Complex ("Independent Trustees") and counsel with representatives of Amundi and PGAM, and subsequently with representatives of Amundi. In those meetings, they received an extensive presentation from the representatives of Amundi,

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including the chief executive officer of Amundi, describing Amundi's background and history, its global asset management activities, the growth of its business, and its status as the largest asset management firm in Europe and one of the largest globally; its capital structure and financial resources, including information as to the financing of the Transaction; its principal investors, including its majority investor Credit Agricole S.A., and Credit Agricole's long-term commitment to the asset management business; the philosophy and strategy underlying the Transaction and the complementarity of Amundi's and Pioneer Investments' respective asset management businesses; Amundi's various operating and investment committees and how they would likely interact with Amundi Pioneer; the proposed integration process, including the progress to date and the establishment of various integration work streams; Amundi's plans for management of Amundi Pioneer; Amundi's philosophy as to compensation of key employees and its general intentions with respect to incentive plans for key employees of Amundi Pioneer; Amundi's preliminary plans to achieve cost and other synergies; and opportunities to further develop the business of Amundi Pioneer and Amundi Pioneer Institutional, including in the area of institutional asset management, and how that would benefit shareholders of the Pioneer Funds.

In those meetings, the representatives of Amundi confirmed their intention that the Chief Executive Officer and Chief Investment Officer of Amundi Pioneer would remain in their current positions, and confirmed that they do not currently foresee major changes in the day-to-day investment management operations of Amundi Pioneer with respect to the Fund as a direct result of the Transaction. They discussed incentive arrangements for key personnel that would continue after the closing of the Transaction and their plans to establish a new long-term incentive plan following the closing. They also generally discussed ways in which Amundi Pioneer could potentially draw on the expanded global resources of Amundi post-Transaction. At those meetings, the Independent Trustees identified certain areas to which they requested further information, including as to trading and execution of securities transactions, research and portfolio management and potential changes in investment process, particularly where asset classes managed by Amundi Pioneer would overlap with asset classes managed by Amundi, the continued availability of resources currently at Pioneer Investments or elsewhere within Amundi to assist in management of certain Funds, and any anticipated significant changes in operations. The Independent Trustees considered the uncertainty as to whether the Fund's independent registered public accounting firm could continue to act in that capacity after the closing of the Transaction. The Independent Trustees also met with counsel to review the information they had received to date and to discuss next steps.

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

Subsequently, the Trustees received further information from Amundi, including written responses to questions raised by the Independent Trustees, and received from Amundi Pioneer the information requested of it. The Independent Trustees reviewed the information provided with counsel at telephonic meetings held on February 16, 2017 and February 27, 2017. The Trustees held a special in-person Board meeting on March 6-7, 2017 for further consideration of the New Management Agreements, the Interim Management Agreements and the Transaction. The Trustees met again with senior executives of Amundi at the March 6-7, 2017 meeting.

At the March 6-7, 2017 meeting, based on their evaluation of the information provided by Amundi Pioneer and Amundi, the Trustees including the Independent Trustees voting separately, approved the New Management Agreement and the Interim Management Agreement for the Fund. In considering the New Management Agreement for the Fund, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in their determinations. The Trustees considered the same factors with respect to the Interim Management Agreement for the Fund.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by Amundi Pioneer to the Fund and that are expected to be provided by Amundi Pioneer to the Fund following the consummation of the Transaction. The Trustees reviewed the terms of the New Management Agreement, and noted that such terms are substantially similar to the terms of the Current Management Agreement, except for different execution dates, effective dates and termination dates. The Trustees reviewed Amundi Pioneer's investment approach for the Fund and its research process. The Trustees considered the resources of Amundi Pioneer and the personnel of Amundi Pioneer who provide investment management services to the Fund. They also reviewed the amount of non-investment resources and personnel of Amundi Pioneer that are involved in Amundi Pioneer's services to the Fund, including Amundi Pioneer's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi Pioneer's senior management to the Pioneer Fund complex.

The Trustees considered that Amundi Pioneer supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations and that Amundi Pioneer would continue to provide those investment management and research services and resources to the Fund following the consummation of the Transaction. The Trustees also considered that, as administrator, Amundi

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

Pioneer would continue to be responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees to be paid to Amundi Pioneer for the provision of administration services.

The Trustees considered that Deloitte & Touche LLP informed the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction and, accordingly, that it would be necessary for the Board to engage a new independent registered public accounting firm for the Fund.

The Trustees considered that the Transaction was not expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Fund and its shareholders, including investment management, risk management, administrative, compliance, legal and other services, as a result of the Transaction.

In that regard, the Trustees considered that Amundi is one of the largest asset managers globally, and that Amundi Pioneer may have access to additional research and portfolio management capabilities as a result of the Transaction and that Amundi Pioneer, as part of Amundi, is expected to have an enhanced global presence that may contribute to an increase in the overall scale and resources of Amundi Pioneer. Furthermore, in considering whether the Transaction would be expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Fund and its shareholders, the Trustees considered the statements by representatives of Amundi that they expect the Chief Executive Officer and Chief Investment Officer of Amundi Pioneer to remain in their current positions and that they do not currently foresee major changes in the day-to-day investment management operations of Amundi Pioneer as a direct result of the Transaction, or the risk management, legal or compliance services provided by Amundi Pioneer, with respect to the Fund. They further considered the current incentive arrangements for key personnel of Amundi Pioneer that would continue after the closing of the Transaction. They also noted Amundi's stated intention to establish a new long-term incentive plan following the closing.

The Trustees also took into account their experience in evaluating the proposed combination of Pioneer Investments and Santander Asset Management, which was announced in September, 2014 and abandoned in July, 2016. In light of, among other things, this experience, the Trustees determined that they were not able to identify any realistic alternatives to approving the New Management Agreement that would provide the level of services to the Fund and its shareholders that are expected to be provided by Amundi Pioneer after the closing of the Transaction.

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

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that Amundi Pioneer would continue to provide to the Fund under the New Management Agreement would be satisfactory and consistent with the terms of the New Management Agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly reviewed and discussed throughout the year data prepared by Amundi Pioneer and information comparing the Fund's performance with the performance of its peer group of funds, as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and the performance of the Fund's benchmark index. They also discussed the Fund's performance with Amundi Pioneer on a regular basis.

The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the approval of the New Management Agreement.

Management Fee and Expenses

The Trustees noted that the stated management fees to be paid by the Fund are identical under the Current Management Agreement and the New Management Agreement. The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Fund's shareowners. To the extent applicable, the Trustees also considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees considered that the Fund's management fee as of September 30, 2016 was in the second quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund's Class A shares as of September 30, 2016 was in the fourth quintile relative to its Morningstar category and in the fourth quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that Amundi Pioneer had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund. The Trustees noted the Fund's relatively small asset size compared to

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

most of the other funds in its peer groups. The Trustees noted the impact of expenses relating to small accounts and omnibus accounts on transfer and sub-transfer agency expenses generally. The Trustees considered that non-management fee operating expenses generally are spread over a smaller asset base than the other funds in the peer group, which results in these fees being significantly higher as a percentage of assets. The Trustees also considered information showing significant expense reimbursements by the sponsors of the other funds in the peer groups.

The Trustees reviewed management fees charged by Amundi Pioneer and Amundi Pioneer Institutional to institutional and other clients, including publicly offered European funds sponsored by Amundi Pioneer's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi Pioneer's costs in providing services to the Fund and Amundi Pioneer's and Amundi Pioneer Institutional's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi Pioneer's and Amundi Pioneer Institutional's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under both the Current Management Agreement and the New Management Agreement, Amundi Pioneer would perform additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different risks associated with Amundi Pioneer's management of the Fund and Amundi Pioneer's and Amundi Pioneer Institutional's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to Amundi Pioneer was reasonable in relation to the nature and quality of the services to be provided by Amundi Pioneer.

Profitability

The Trustees considered information provided by Amundi Pioneer regarding the profitability of Amundi Pioneer with respect to the advisory services provided by Amundi Pioneer to the Fund, including the methodology used by Amundi Pioneer in allocating certain of its costs to the management of the Fund. The Trustees also considered Amundi Pioneer's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi Pioneer and Amundi Pioneer Institutional from non-fund businesses. The Trustees

116 Pioneer Solutions Funds | Annual Report | 7/31/17 considered Amundi Pioneer's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi Pioneer's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered Amundi Pioneer's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi Pioneer in research and analytical capabilities and Amundi Pioneer's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits that Amundi Pioneer enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the Current Management Agreement or the New Management Agreement, for services provided by Amundi Pioneer and its affiliates. The Trustees further considered the revenues and profitability of Amundi Pioneer's businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi Pioneer and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that following the completion of the Transaction, Amundi Pioneer will be the principal U.S. asset management business of Amundi, and that Amundi's worldwide asset management business will manage over $1.38 trillion in assets (including the Pioneer Funds). This may create opportunities for Amundi Pioneer, Amundi Pioneer Institutional and Amundi that derive from Amundi Pioneer's relationships with the Fund, including Amundi's ability to market the services of Amundi Pioneer globally. The Trustees noted that Amundi Pioneer may have access to additional research capabilities as a result of the Transaction and Amundi's enhanced global presence that may contribute to an increase of the overall scale of Amundi Pioneer. The Trustees considered that Amundi Pioneer and the Fund

                           Pioneer Solutions Funds | Annual Report | 7/31/17 117
are expected to receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi Pioneer as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the New Management Agreement and the Interim Management Agreement for the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the New Management Agreement and the Interim Management Agreement, and to recommend that shareholders approve the New Management Agreement.

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

Pioneer Solutions - Balanced Fund
Approval of New and Interim Management Agreements

Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), formerly Pioneer Investment Management, Inc., serves as the investment adviser to Pioneer Solutions - Balanced Fund (the Fund) pursuant to an investment management agreement between Amundi Pioneer and the Fund.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world (the "Transaction"). As a result of the Transaction, Amundi Pioneer became an indirect wholly-owned subsidiary of Amundi and Amundi's wholly-owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A. ("PGAM"), a wholly-owned subsidiary of UniCredit S.p.A. ("UniCredit").

Under the Investment Company Act of 1940, the Fund's current investment management agreement (the "Current Management Agreement") terminated automatically upon the consummation of the Transaction. In order for Amundi Pioneer to continue to manage the Fund after the consummation of the Transaction, the Trustees and shareholders of the Fund were required to approve a new investment management agreement for the Fund (the "New Management Agreement"). As discussed below, the Board of Trustees of the Fund approved the New Management Agreement at a meeting held on March 6-7, 2017. The New Management Agreement was approved by the shareholders of the Fund at a meeting held on June 13, 2017. The Board of Trustees of the Fund also approved an interim investment management agreement between Amundi Pioneer and the Fund (the "Interim Management Agreement") at the March 6-7, 2017 meeting. The Interim Management Agreement would have taken effect upon the closing of the Transaction in the event that the shareholders of the Fund did not approve the New Management Agreement.

Board Evaluation of the New and Interim Management Agreements

The Board evaluated the Transaction and the New Management Agreement and Interim Management Agreement for the Fund. In connection with their evaluation of the Transaction and the New Management Agreement for the Fund, the Trustees requested such information as they deemed reasonably necessary, including: (a) the structure of the Transaction and the strategy underlying the Transaction;
(b) the anticipated benefits of the Transaction to the Fund and its shareholders; (c) the post-Transaction plans for Amundi Pioneer, including Amundi's plans for integration of Pioneer Investments and Amundi Pioneer with its existing asset management businesses and plans for the future development of Amundi Pioneer; (d) the effect of the Transaction

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

on the ongoing services provided to the Fund, including the need to select a new independent registered public accounting firm for the Fund, and any plans to modify the operations of the Fund; (e) the stability and continuity of Amundi Pioneer's management and key employees, including compensation and benefits to Amundi Pioneer's key employees, and retention plans and incentive plan structure; (f) the post-Transaction indebtedness and financial resources of Amundi Pioneer; (g) Amundi's legal and operational structure, its principal shareholders and senior management, its investment management, risk management, administrative, legal and compliance functions; (h) certain regulatory matters relating to Amundi's affiliates; and (i) Amundi's commitment to the United States, including the role of Amundi Pioneer in the larger Amundi business.

The Trustees also requested and obtained the following information in connection with their evaluation of the Transaction and the New Management Agreement for the Fund: (i) memoranda provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the New Management Agreement; (ii) the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund's portfolio managers in the Fund; (iii) the Fund's management fees and total expense ratios, the financial statements of Amundi Pioneer and its pre- and post-Transaction parent companies, profitability analyses from Amundi Pioneer, and analyses from Amundi Pioneer as to possible economies of scale;
(iv) the profitability of the institutional business of Amundi Pioneer and Amundi Pioneer's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("Amundi Pioneer Institutional") as compared to that of Amundi Pioneer's fund management business; and (v) the differences between the fees and expenses of the Fund and the fees and expenses of Amundi Pioneer's and Amundi Pioneer Institutional's institutional accounts, as well as the different services provided by Adviser to the Fund and by Amundi Pioneer and Amundi Pioneer Institutional to the institutional accounts. In addition, the Trustees considered the information provided at regularly scheduled meetings throughout the year regarding the Fund's performance and risk attributes, including through meetings with investment management personnel, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings. The Trustees also considered information they had received in their review of the continuance of the Current Management Agreement for the Fund in September 2016.

At meetings held on January 9, 2017 and January 10, 2017, the Trustees met with representatives of Amundi and PGAM, including separate meetings of the Trustees who are not "interested persons" of the Fund Complex ("Independent Trustees") and counsel with representatives of Amundi and

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

PGAM, and subsequently with representatives of Amundi. In those meetings, they received an extensive presentation from the representatives of Amundi, including the chief executive officer of Amundi, describing Amundi's background and history, its global asset management activities, the growth of its business, and its status as the largest asset management firm in Europe and one of the largest globally; its capital structure and financial resources, including information as to the financing of the Transaction; its principal investors, including its majority investor Credit Agricole S.A., and Credit Agricole's long-term commitment to the asset management business; the philosophy and strategy underlying the Transaction and the complementarity of Amundi's and Pioneer Investments' respective asset management businesses; Amundi's various operating and investment committees and how they would likely interact with Amundi Pioneer; the proposed integration process, including the progress to date and the establishment of various integration work streams; Amundi's plans for management of Amundi Pioneer; Amundi's philosophy as to compensation of key employees and its general intentions with respect to incentive plans for key employees of Amundi Pioneer; Amundi's preliminary plans to achieve cost and other synergies; and opportunities to further develop the business of Amundi Pioneer and Amundi Pioneer Institutional, including in the area of institutional asset management, and how that would benefit shareholders of the Pioneer Funds.

In those meetings, the representatives of Amundi confirmed their intention that the Chief Executive Officer and Chief Investment Officer of Amundi Pioneer would remain in their current positions, and confirmed that they do not currently foresee major changes in the day-to-day investment management operations of Amundi Pioneer with respect to the Fund as a direct result of the Transaction. They discussed incentive arrangements for key personnel that would continue after the closing of the Transaction and their plans to establish a new long-term incentive plan following the closing. They also generally discussed ways in which Amundi Pioneer could potentially draw on the expanded global resources of Amundi post-Transaction. At those meetings, the Independent Trustees identified certain areas to which they requested further information, including as to trading and execution of securities transactions, research and portfolio management and potential changes in investment process, particularly where asset classes managed by Amundi Pioneer would overlap with asset classes managed by Amundi, the continued availability of resources currently at Pioneer Investments or elsewhere within Amundi to assist in management of certain Funds, and any anticipated significant changes in operations. The Independent Trustees considered the uncertainty as to whether the Fund's independent registered public accounting firm could continue to act in that capacity after the closing of the Transaction. The Independent Trustees also met with counsel to review the information they had received to date and to discuss next steps.

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

Subsequently, the Trustees received further information from Amundi, including written responses to questions raised by the Independent Trustees, and received from Amundi Pioneer the information requested of it. The Independent Trustees reviewed the information provided with counsel at telephonic meetings held on February 16, 2017 and February 27, 2017. The Trustees held a special in-person Board meeting on March 6-7, 2017 for further consideration of the New Management Agreements, the Interim Management Agreements and the Transaction. The Trustees met again with senior executives of Amundi at the March 6-7, 2017 meeting.

At the March 6-7, 2017 meeting, based on their evaluation of the information provided by Amundi Pioneer and Amundi, the Trustees including the Independent Trustees voting separately, approved the New Management Agreement and the Interim Management Agreement for the Fund. In considering the New Management Agreement for the Fund, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in their determinations. The Trustees considered the same factors with respect to the Interim Management Agreement for the Fund.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by Amundi Pioneer to the Fund and that are expected to be provided by Amundi Pioneer to the Fund following the consummation of the Transaction. The Trustees reviewed the terms of the New Management Agreement, and noted that such terms are substantially similar to the terms of the Current Management Agreement, except for different execution dates, effective dates and termination dates. The Trustees reviewed Amundi Pioneer's investment approach for the Fund and its research process. The Trustees considered the resources of Amundi Pioneer and the personnel of Amundi Pioneer who provide investment management services to the Fund. They also reviewed the amount of non-investment resources and personnel of Amundi Pioneer that are involved in Amundi Pioneer's services to the Fund, including Amundi Pioneer's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi Pioneer's senior management to the Pioneer Fund complex.

The Trustees considered that Amundi Pioneer supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations and that Amundi Pioneer would continue to provide those investment management and research services and resources to the Fund following the consummation of the Transaction. The Trustees also considered that, as administrator, Amundi

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Pioneer would continue to be responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees to be paid to Amundi Pioneer for the provision of administration services.

The Trustees considered that Deloitte & Touche LLP informed the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction and, accordingly, that it would be necessary for the Board to engage a new independent registered public accounting firm for the Fund.

The Trustees considered that the Transaction was not expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Fund and its shareholders, including investment management, risk management, administrative, compliance, legal and other services, as a result of the Transaction.

In that regard, the Trustees considered that Amundi is one of the largest asset managers globally, and that Amundi Pioneer may have access to additional research and portfolio management capabilities as a result of the Transaction and that Amundi Pioneer, as part of Amundi, is expected to have an enhanced global presence that may contribute to an increase in the overall scale and resources of Amundi Pioneer. Furthermore, in considering whether the Transaction would be expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Fund and its shareholders, the Trustees considered the statements by representatives of Amundi that they expect the Chief Executive Officer and Chief Investment Officer of Amundi Pioneer to remain in their current positions and that they do not currently foresee major changes in the day-to-day investment management operations of Amundi Pioneer as a direct result of the Transaction, or the risk management, legal or compliance services provided by Amundi Pioneer, with respect to the Fund. They further considered the current incentive arrangements for key personnel of Amundi Pioneer that would continue after the closing of the Transaction. They also noted Amundi's stated intention to establish a new long-term incentive plan following the closing.

The Trustees also took into account their experience in evaluating the proposed combination of Pioneer Investments and Santander Asset Management, which was announced in September, 2014 and abandoned in July, 2016. In light of, among other things, this experience, the Trustees determined that they were not able to identify any realistic alternatives to approving the New Management Agreement that would provide the level of services to the Fund and its shareholders that are expected to be provided by Amundi Pioneer after the closing of the Transaction.

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

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that Amundi Pioneer would continue to provide to the Fund under the New Management Agreement would be satisfactory and consistent with the terms of the New Management Agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly reviewed and discussed throughout the year data prepared by Amundi Pioneer and information comparing the Fund's performance with the performance of its peer group of funds, as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and the performance of the Fund's benchmark index. They also discussed the Fund's performance with Amundi Pioneer on a regular basis.

The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the approval of the New Management Agreement.

Management Fee and Expenses

The Trustees noted that the stated management fees to be paid by the Fund are identical under the Current Management Agreement and the New Management Agreement. The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Fund's shareowners. To the extent applicable, the Trustees also considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees considered that the Fund's management fee as of September 30, 2016 was in the third quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund's Class A shares as of September 30, 2016 was in the fourth quintile relative to its Morningstar category and in the third quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that Amundi Pioneer had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the

124 Pioneer Solutions Funds | Annual Report | 7/31/17

Fund. The Trustees noted the Fund's relatively small asset size compared to most of the other funds in its peer groups. The Trustees noted the impact of expenses relating to small accounts and omnibus accounts on transfer and sub-transfer agency expenses generally. The Trustees considered that non-management fee operating expenses generally are spread over a smaller asset base than the other funds in the peer group, which results in these fees being significantly higher as a percentage of assets. The Trustees also considered information showing significant expense reimbursements by the sponsors of the other funds in the peer groups.

The Trustees reviewed management fees charged by Amundi Pioneer and Amundi Pioneer Institutional to institutional and other clients, including publicly offered European funds sponsored by Amundi Pioneer's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi Pioneer's costs in providing services to the Fund and Amundi Pioneer's and Amundi Pioneer Institutional's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi Pioneer's and Amundi Pioneer Institutional's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under both the Current Management Agreement and the New Management Agreement, Amundi Pioneer would perform additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different risks associated with Amundi Pioneer's management of the Fund and Amundi Pioneer's and Amundi Pioneer Institutional's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to Amundi Pioneer was reasonable in relation to the nature and quality of the services to be provided by Amundi Pioneer.

Profitability

The Trustees considered information provided by Amundi Pioneer regarding the profitability of Amundi Pioneer with respect to the advisory services provided by Amundi Pioneer to the Fund, including the methodology used by Amundi Pioneer in allocating certain of its costs to the management of the Fund. The Trustees also considered Amundi Pioneer's profit margin in connection with the overall operation of the Fund. They further reviewed the

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

financial results, including the profit margins, realized by Amundi Pioneer and Amundi Pioneer Institutional from non-fund businesses. The Trustees considered Amundi Pioneer's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi Pioneer's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered Amundi Pioneer's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi Pioneer in research and analytical capabilities and Amundi Pioneer's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits that Amundi Pioneer enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the Current Management Agreement or the New Management Agreement, for services provided by Amundi Pioneer and its affiliates. The Trustees further considered the revenues and profitability of Amundi Pioneer's businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi Pioneer and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that following the completion of the Transaction, Amundi Pioneer will be the principal U.S. asset management business of Amundi, and that Amundi's worldwide asset management business will manage over $1.38 trillion in assets (including the Pioneer Funds). This may create opportunities for Amundi Pioneer, Amundi Pioneer Institutional and Amundi that derive from Amundi Pioneer's relationships with the Fund, including Amundi's ability to market the services of Amundi Pioneer globally. The Trustees noted that Amundi Pioneer may have access to additional research capabilities as a result of the Transaction and Amundi's enhanced

126 Pioneer Solutions Funds | Annual Report | 7/31/17 global presence that may contribute to an increase of the overall scale of Amundi Pioneer. The Trustees considered that Amundi Pioneer and the Fund are expected to receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi Pioneer as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the New Management Agreement and the Interim Management Agreement for the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the New Management Agreement and the Interim Management Agreement, and to recommend that shareholders approve the New Management Agreement.

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

Pioneer Solutions - Growth Fund
Approval of New and Interim Management Agreements

Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), formerly Pioneer Investment Management, Inc., serves as the investment adviser to Pioneer Solutions - Growth Fund (the Fund) pursuant to an investment management agreement between Amundi Pioneer and the Fund.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world (the "Transaction"). As a result of the Transaction, Amundi Pioneer became an indirect wholly-owned subsidiary of Amundi and Amundi's wholly-owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A. ("PGAM"), a wholly-owned subsidiary of UniCredit S.p.A. ("UniCredit").

Under the Investment Company Act of 1940, the Fund's current investment management agreement (the "Current Management Agreement") terminated automatically upon the consummation of the Transaction. In order for Amundi Pioneer to continue to manage the Fund after the consummation of the Transaction, the Trustees and shareholders of the Fund were required to approve a new investment management agreement for the Fund (the "New Management Agreement"). As discussed below, the Board of Trustees of the Fund approved the New Management Agreement at a meeting held on March 6-7, 2017. The New Management Agreement was approved by the shareholders of the Fund at a meeting held on June 13, 2017. The Board of Trustees of the Fund also approved an interim investment management agreement between Amundi Pioneer and the Fund (the "Interim Management Agreement") at the March 6-7, 2017 meeting. The Interim Management Agreement would have taken effect upon the closing of the Transaction in the event that the shareholders of the Fund did not approve the New Management Agreement.

Board Evaluation of the New and Interim Management Agreements

The Board evaluated the Transaction and the New Management Agreement and Interim Management Agreement for the Fund. In connection with their evaluation of the Transaction and the New Management Agreement for the Fund, the Trustees requested such information as they deemed reasonably necessary, including: (a) the structure of the Transaction and the strategy underlying the Transaction;
(b) the anticipated benefits of the Transaction to the Fund and its shareholders; (c) the post-Transaction plans for Amundi Pioneer, including Amundi's plans for integration of Pioneer Investments and Amundi Pioneer with its existing asset management businesses and plans for the future development of Amundi Pioneer; (d) the effect of the Transaction

128 Pioneer Solutions Funds | Annual Report | 7/31/17 on the ongoing services provided to the Fund, including the need to select a new independent registered public accounting firm for the Fund, and any plans to modify the operations of the Fund; (e) the stability and continuity of Amundi Pioneer's management and key employees, including compensation and benefits to Amundi Pioneer's key employees, and retention plans and incentive plan structure; (f) the post-Transaction indebtedness and financial resources of Amundi Pioneer; (g) Amundi's legal and operational structure, its principal shareholders and senior management, its investment management, risk management, administrative, legal and compliance functions; (h) certain regulatory matters relating to Amundi's affiliates; and (i) Amundi's commitment to the United States, including the role of Amundi Pioneer in the larger Amundi business.

The Trustees also requested and obtained the following information in connection with their evaluation of the Transaction and the New Management Agreement for the Fund: (i) memoranda provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the New Management Agreement; (ii) the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund's portfolio managers in the Fund; (iii) the Fund's management fees and total expense ratios, the financial statements of Amundi Pioneer and its pre- and post-Transaction parent companies, profitability analyses from Amundi Pioneer, and analyses from Amundi Pioneer as to possible economies of scale;
(iv) the profitability of the institutional business of Amundi Pioneer and Amundi Pioneer's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("Amundi Pioneer Institutional") as compared to that of Amundi Pioneer's fund management business; and (v) the differences between the fees and expenses of the Fund and the fees and expenses of Amundi Pioneer's and Amundi Pioneer Institutional's institutional accounts, as well as the different services provided by Adviser to the Fund and by Amundi Pioneer and Amundi Pioneer Institutional to the institutional accounts. In addition, the Trustees considered the information provided at regularly scheduled meetings throughout the year regarding the Fund's performance and risk attributes, including through meetings with investment management personnel, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings. The Trustees also considered information they had received in their review of the continuance of the Current Management Agreement for the Fund in September 2016.

At meetings held on January 9, 2017 and January 10, 2017, the Trustees met with representatives of Amundi and PGAM, including separate meetings of the Trustees who are not "interested persons" of the Fund Complex ("Independent Trustees") and counsel with representatives of Amundi and

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

PGAM, and subsequently with representatives of Amundi. In those meetings, they received an extensive presentation from the representatives of Amundi, including the chief executive officer of Amundi, describing Amundi's background and history, its global asset management activities, the growth of its business, and its status as the largest asset management firm in Europe and one of the largest globally; its capital structure and financial resources, including information as to the financing of the Transaction; its principal investors, including its majority investor Credit Agricole S.A., and Credit Agricole's long-term commitment to the asset management business; the philosophy and strategy underlying the Transaction and the complementarity of Amundi's and Pioneer Investments' respective asset management businesses; Amundi's various operating and investment committees and how they would likely interact with Amundi Pioneer; the proposed integration process, including the progress to date and the establishment of various integration work streams; Amundi's plans for management of Amundi Pioneer; Amundi's philosophy as to compensation of key employees and its general intentions with respect to incentive plans for key employees of Amundi Pioneer; Amundi's preliminary plans to achieve cost and other synergies; and opportunities to further develop the business of Amundi Pioneer and Amundi Pioneer Institutional, including in the area of institutional asset management, and how that would benefit shareholders of the Pioneer Funds.

In those meetings, the representatives of Amundi confirmed their intention that the Chief Executive Officer and Chief Investment Officer of Amundi Pioneer would remain in their current positions, and confirmed that they do not currently foresee major changes in the day-to-day investment management operations of Amundi Pioneer with respect to the Fund as a direct result of the Transaction. They discussed incentive arrangements for key personnel that would continue after the closing of the Transaction and their plans to establish a new long-term incentive plan following the closing. They also generally discussed ways in which Amundi Pioneer could potentially draw on the expanded global resources of Amundi post-Transaction. At those meetings, the Independent Trustees identified certain areas to which they requested further information, including as to trading and execution of securities transactions, research and portfolio management and potential changes in investment process, particularly where asset classes managed by Amundi Pioneer would overlap with asset classes managed by Amundi, the continued availability of resources currently at Pioneer Investments or elsewhere within Amundi to assist in management of certain Funds, and any anticipated significant changes in operations. The Independent Trustees considered the uncertainty as to whether the Fund's independent registered public accounting firm could continue to act in that capacity after the closing of the Transaction. The Independent Trustees also met with counsel to review the information they had received to date and to discuss next steps.

130 Pioneer Solutions Funds | Annual Report | 7/31/17

Subsequently, the Trustees received further information from Amundi, including written responses to questions raised by the Independent Trustees, and received from Amundi Pioneer the information requested of it. The Independent Trustees reviewed the information provided with counsel at telephonic meetings held on February 16, 2017 and February 27, 2017. The Trustees held a special in-person Board meeting on March 6-7, 2017 for further consideration of the New Management Agreements, the Interim Management Agreements and the Transaction. The Trustees met again with senior executives of Amundi at the March 6-7, 2017 meeting.

At the March 6-7, 2017 meeting, based on their evaluation of the information provided by Amundi Pioneer and Amundi, the Trustees including the Independent Trustees voting separately, approved the New Management Agreement and the Interim Management Agreement for the Fund. In considering the New Management Agreement for the Fund, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in their determinations. The Trustees considered the same factors with respect to the Interim Management Agreement for the Fund.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by Amundi Pioneer to the Fund and that are expected to be provided by Amundi Pioneer to the Fund following the consummation of the Transaction. The Trustees reviewed the terms of the New Management Agreement, and noted that such terms are substantially similar to the terms of the Current Management Agreement, except for different execution dates, effective dates and termination dates. The Trustees reviewed Amundi Pioneer's investment approach for the Fund and its research process. The Trustees considered the resources of Amundi Pioneer and the personnel of Amundi Pioneer who provide investment management services to the Fund. They also reviewed the amount of non-investment resources and personnel of Amundi Pioneer that are involved in Amundi Pioneer's services to the Fund, including Amundi Pioneer's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi Pioneer's senior management to the Pioneer Fund complex.

The Trustees considered that Amundi Pioneer supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations and that Amundi Pioneer would continue to provide those investment management and research services and resources to the Fund following the consummation of the Transaction. The Trustees also considered that, as administrator, Amundi

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

Pioneer would continue to be responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees to be paid to Amundi Pioneer for the provision of administration services.

The Trustees considered that Deloitte & Touche LLP informed the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction and, accordingly, that it would be necessary for the Board to engage a new independent registered public accounting firm for the Fund.

The Trustees considered that the Transaction was not expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Fund and its shareholders, including investment management, risk management, administrative, compliance, legal and other services, as a result of the Transaction.

In that regard, the Trustees considered that Amundi is one of the largest asset managers globally, and that Amundi Pioneer may have access to additional research and portfolio management capabilities as a result of the Transaction and that Amundi Pioneer, as part of Amundi, is expected to have an enhanced global presence that may contribute to an increase in the overall scale and resources of Amundi Pioneer. Furthermore, in considering whether the Transaction would be expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Fund and its shareholders, the Trustees considered the statements by representatives of Amundi that they expect the Chief Executive Officer and Chief Investment Officer of Amundi Pioneer to remain in their current positions and that they do not currently foresee major changes in the day-to-day investment management operations of Amundi Pioneer as a direct result of the Transaction, or the risk management, legal or compliance services provided by Amundi Pioneer, with respect to the Fund. They further considered the current incentive arrangements for key personnel of Amundi Pioneer that would continue after the closing of the Transaction. They also noted Amundi's stated intention to establish a new long-term incentive plan following the closing.

The Trustees also took into account their experience in evaluating the proposed combination of Pioneer Investments and Santander Asset Management, which was announced in September, 2014 and abandoned in July, 2016. In light of, among other things, this experience, the Trustees determined that they were not able to identify any realistic alternatives to approving the New Management Agreement that would provide the level of services to the Fund and its shareholders that are expected to be provided by Amundi Pioneer after the closing of the Transaction.

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

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that Amundi Pioneer would continue to provide to the Fund under the New Management Agreement would be satisfactory and consistent with the terms of the New Management Agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly reviewed and discussed throughout the year data prepared by Amundi Pioneer and information comparing the Fund's performance with the performance of its peer group of funds, as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and the performance of the Fund's benchmark index. They also discussed the Fund's performance with Amundi Pioneer on a regular basis.

The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the approval of the New Management Agreement.

Management Fee and Expenses

The Trustees noted that the stated management fees to be paid by the Fund are identical under the Current Management Agreement and the New Management Agreement. The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Fund's shareowners. To the extent applicable, the Trustees also considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees considered that the Fund's management fee as of September 30, 2016 was in the third quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund's Class A shares as of September 30, 2016 was in the fourth quintile relative to its Morningstar category and in the fifth quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that Amundi Pioneer had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the

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

Fund. The Trustees noted the Fund's relatively small asset size compared to most of the other funds in its peer groups. The Trustees noted the impact of expenses relating to small accounts and omnibus accounts on transfer and sub-transfer agency expenses generally. The Trustees considered that non-management fee operating expenses generally are spread over a smaller asset base than the other funds in the peer group, which results in these fees being significantly higher as a percentage of assets. The Trustees also considered information showing significant expense reimbursements by the sponsors of the other funds in the peer groups.

The Trustees reviewed management fees charged by Amundi Pioneer and Amundi Pioneer Institutional to institutional and other clients, including publicly offered European funds sponsored by Amundi Pioneer's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi Pioneer's costs in providing services to the Fund and Amundi Pioneer's and Amundi Pioneer Institutional's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi Pioneer's and Amundi Pioneer Institutional's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under both the Current Management Agreement and the New Management Agreement, Amundi Pioneer would perform additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different risks associated with Amundi Pioneer's management of the Fund and Amundi Pioneer's and Amundi Pioneer Institutional's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to Amundi Pioneer was reasonable in relation to the nature and quality of the services to be provided by Amundi Pioneer.

Profitability

The Trustees considered information provided by Amundi Pioneer regarding the profitability of Amundi Pioneer with respect to the advisory services provided by Amundi Pioneer to the Fund, including the methodology used by Amundi Pioneer in allocating certain of its costs to the management of the Fund. The Trustees also considered Amundi Pioneer's profit margin in connection with the overall operation of the Fund. They further reviewed the

134 Pioneer Solutions Funds | Annual Report | 7/31/17 financial results, including the profit margins, realized by Amundi Pioneer and Amundi Pioneer Institutional from non-fund businesses. The Trustees considered Amundi Pioneer's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi Pioneer's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered Amundi Pioneer's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi Pioneer in research and analytical capabilities and Amundi Pioneer's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits that Amundi Pioneer enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the Current Management Agreement or the New Management Agreement, for services provided by Amundi Pioneer and its affiliates. The Trustees further considered the revenues and profitability of Amundi Pioneer's businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi Pioneer and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that following the completion of the Transaction, Amundi Pioneer will be the principal U.S. asset management business of Amundi, and that Amundi's worldwide asset management business will manage over $1.38 trillion in assets (including the Pioneer Funds). This may create opportunities for Amundi Pioneer, Amundi Pioneer Institutional and Amundi that derive from Amundi Pioneer's relationships with the Fund, including Amundi's ability to market the services of Amundi Pioneer globally. The Trustees noted that Amundi Pioneer may have access to additional

                           Pioneer Solutions Funds | Annual Report | 7/31/17 135
research capabilities as a result of the Transaction and Amundi's enhanced global presence that may contribute to an increase of the overall scale of Amundi Pioneer. The Trustees considered that Amundi Pioneer and the Fund are expected to receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi Pioneer as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the New Management Agreement and the Interim Management Agreement for the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the New Management Agreement and the Interim Management Agreement, and to recommend that shareholders approve the New Management Agreement.

136 Pioneer Solutions Funds | Annual Report | 7/31/17

Trustees, Officers and Service Providers

Investment Adviser
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 46 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                           Pioneer Solutions Funds | Annual Report | 7/31/17 137

Independent Trustees

-----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                    Term of Office and                                                      Other Directorships
Position Held With the Fund      Length of Service       Principal Occupation                            Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (66)             Trustee since 2006.     Private investor (2004 - 2008 and 2013 -        Director, Broadridge
Chairman of the Board            Serves until a          present); Chairman (2008 - 2013) and Chief      Financial Solutions, Inc.
and Trustee                      successor trustee is    Executive Officer (2008 - 2012), Quadriserv,    (investor communications
                                 elected or earlier      Inc. (technology products for securities        and securities processing
                                 retirement or removal.  lending industry); and Senior Executive Vice    provider for financial
                                                         President, The Bank of New York (financial and  services industry) (2009 -
                                                         securities services) (1986 - 2004)              present); Director,
                                                                                                         Quadriserv, Inc. (2005 -
                                                                                                         2013); and Commissioner,
                                                                                                         New Jersey State Civil
                                                                                                         Service Commission (2011 -
                                                                                                         2015)
-----------------------------------------------------------------------------------------------------------------------------------
David R. Bock (73)               Trustee since 2005.     Managing Partner, Federal City Capital          Director of New York
Trustee                          Serves until a          Advisors (corporate advisory services company)  Mortgage Trust
                                 successor trustee is    (1997 - 2004 and 2008 - present); Interim       (publicly-traded mortgage
                                 elected or earlier      Chief Executive Officer, Oxford Analytica,      REIT) (2004 - 2009, 2012 -
                                 retirement or removal.  Inc. (privately held research and consulting    present); Director of The
                                                         company) (2010); Executive Vice President and   Swiss Helvetia Fund, Inc.
                                                         Chief Financial Officer, I-trax, Inc.           (closed-end fund) (2010 -
                                                         (publicly traded health care services company)  present); Director of
                                                         (2004 - 2007); and Executive Vice President     Oxford Analytica, Inc.
                                                         and Chief Financial Officer, Pedestal Inc.      (2008 - present); and
                                                         (internet-based mortgage trading company)       Director of Enterprise
                                                         (2000 - 2002); Private Consultant (1995 -       Community Investment, Inc.
                                                         1997); Managing Director, Lehman Brothers       (privately-held affordable
                                                         (1992 - 1995); Executive, The World Bank (1979  housing finance company)
                                                         - 1992)                                         (1985 - 2010)
-----------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (72)        Trustee since 2008.     William Joseph Maier Professor of Political     Trustee, Mellon
Trustee                          Serves until a          Economy, Harvard University (1972 - present)    Institutional Funds
                                 successor trustee is                                                    Investment Trust and
                                 elected or earlier                                                      Mellon Institutional Funds
                                 retirement or removal.                                                  Master Portfolio (oversaw
                                                                                                         17 portfolios in fund
                                                                                                         complex) (1989 - 2008)
-----------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (70)        Trustee since 2004.     Founding Director, Vice-President and           None
Trustee                          Serves until a          Corporate Secretary, The Winthrop Group, Inc.
                                 successor trustee is    (consulting firm) (1982 - present); Desautels
                                 elected or earlier      Faculty of Management, McGill University (1999
                                 retirement or removal.  - present); and Manager of Research Operations and Organizational Learning, Xerox PARC,
                                                         Xerox's advance research center (1990-1994)
-----------------------------------------------------------------------------------------------------------------------------------

138 Pioneer Solutions Funds | Annual Report | 7/31/17

-----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                    Term of Office and                                                      Other Directorships
Position Held With the Fund      Length of Service       Principal Occupation                            Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (61)         Trustee since 2017.     Chief Investment Officer, 1199 SEIU Funds       None
Trustee                          (Advisory Trustee from  (healthcare workers union pension funds) (2001
                                 2014 - 2017) Serves     - present); Vice President - International
                                 until a successor       Investments Group, American International
                                 trustee is elected or   Group, Inc. (insurance company) (1993 - 2001);
                                 earlier retirement or   Vice President, Corporate Finance and Treasury
                                 removal.                Group, Citibank, N.A. (1980 - 1986 and 1990 -
                                                         1993); Vice President - Asset/Liability
                                                         Management Group, Federal Farm Funding
                                                         Corporation (government-sponsored issuer of
                                                         debt securities) (1988 - 1990); Mortgage
                                                         Strategies Group, Shearson Lehman Hutton, Inc.
                                                         (investment bank) (1987 - 1988); Mortgage
                                                         Strategies Group, Drexel Burnham Lambert, Ltd.
                                                         (investment bank) (1986 - 1987)
-----------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (69)         Trustee since 2004.     President and Chief Executive Officer, Newbury  Director of New America
Trustee                          Serves until a          Piret Company (investment banking firm) (1981   High Income Fund, Inc.
                                 successor trustee is    - present)                                      (closed-end investment
                                 elected or earlier                                                      company) (2004 - present);
                                 retirement or removal.                                                  and Member, Board of
                                                                                                         Governors, Investment
                                                                                                         Company Institute (2000 -
                                                                                                         2006)
-----------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (70)           Trustee since 2014.     Consultant (investment company services) (2012  None
Trustee                          Serves until a          - present); Executive Vice President, BNY
                                 successor trustee is    Mellon (financial and investment company
                                 elected or earlier      services) (1969 - 2012); Director, BNY
                                 retirement or removal.  International Financing Corp. (financial services) (2002 - 2012); Director, Mellon
                                                         Overseas Investment Corp. (financial services)
                                                         (2009 - 2012)
-----------------------------------------------------------------------------------------------------------------------------------

                           Pioneer Solutions Funds | Annual Report | 7/31/17 139

Interested Trustees

-----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                    Term of Office and                                                      Other Directorships
Position Held With the Fund      Length of Service       Principal Occupation                            Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (55)*              Trustee since 2017.     Chair, Director, CEO and President of Amundi    None
Trustee, President and           Serves until a          Pioneer Asset Management USA, Inc. (since
Chief Executive Officer          successor trustee is    September 2014); Chair, Director and CEO of
                                 elected or earlier      Amundi Pioneer Asset Management, Inc. (since
                                 retirement or removal   September 2014); Chair, Director and CEO of
                                                         Amundi Pioneer Distributor, Inc. (since
                                                         September 2014); Chair, Director, CEO and
                                                         President of Amundi Pioneer Institutional
                                                         Asset Management, Inc. (since September 2014);
                                                         Managing Director, Morgan Stanley Investment
                                                         Management (2010 - 2013); Director of
                                                         Institutional Business, CEO of International,
                                                         Eaton Vance Management (2005 - 2010)
-----------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (59)*          Trustee since 2014.     Director and Executive Vice President (since    None
Trustee                          Serves until a          2008) and Chief Investment Officer, U.S.
                                 successor trustee is    (since 2010) of Amundi Pioneer Asset
                                 elected or earlier      Management USA, Inc.; Executive Vice President
                                 retirement or removal   and Chief Investment Officer, U.S. of Amundi
                                                         Pioneer (since 2008); Executive Vice President
                                                         of Amundi Pioneer Institutional Asset
                                                         Management, Inc. (since 2009); Portfolio
                                                         Manager of Amundi Pioneer (since 1999)
-----------------------------------------------------------------------------------------------------------------------------------

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

140 Pioneer Solutions Funds | Annual Report | 7/31/17

Fund Officers

-----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                    Term of Office and                                                      Other Directorships
Position Held With the Fund      Length of Service       Principal Occupation                            Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (52)       Since 2004. Serves at   Vice President and Associate General Counsel    None
Secretary and                    the discretion of the   of Amundi Pioneer since January 2008;
Chief Legal Officer              Board.                  Secretary and Chief Legal Officer of all of
                                                         the Pioneer Funds since June 2010; Assistant
                                                         Secretary of all of the Pioneer Funds from
                                                         September 2003 to May 2010; Vice President
                                                         and Senior Counsel of Amundi Pioneer from
                                                         July 2002 to December 2007
-----------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (56)           Since 2010. Serves at   Fund Governance Director of Amundi Pioneer      None
Assistant Secretary              the discretion of the   since December 2006 and Assistant Secretary
                                 Board.                  of all the Pioneer Funds since June 2010;
                                                         Manager - Fund Governance of Amundi Pioneer
                                                         from December 2003 to November 2006; and
                                                         Senior Paralegal of Amundi Pioneer from
                                                         January 2000 to November 2003
-----------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (54)                Since 2010. Serves at   Senior Counsel of Amundi Pioneer since May      None
Assistant Secretary              the discretion of the   2013 and Assistant Secretary of all the
                                 Board.                  Pioneer Funds since June 2010; Counsel of
                                                         Amundi Pioneer from June 2007 to May 2013
-----------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (57)             Since 2008. Serves at   Vice President - Fund Treasury of Amundi        None
Treasurer and Chief              the discretion of the   Pioneer; Treasurer of all of the Pioneer
Financial and                    Board.                  Funds since March 2008; Deputy Treasurer of
Accounting Officer                                       Amundi Pioneer from March 2004 to February
                                                         2008; and Assistant Treasurer of all of the
                                                         Pioneer Funds from March 2004 to February
                                                         2008
-----------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (52)            Since 2004. Serves at   Director - Fund Treasury of Amundi Pioneer;     None
Assistant Treasurer              the discretion of the   and Assistant Treasurer of all of the Pioneer
                                 Board.                  Funds
-----------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (59)               Since 2004. Serves at   Fund Accounting Manager - Fund Treasury of      None
Assistant Treasurer              the discretion of the   Amundi Pioneer; and Assistant Treasurer of
                                 Board.                  all of the Pioneer Funds
-----------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (37)            Since 2009. Serves at   Fund Administration Manager - Fund Treasury     None
Assistant Treasurer              the discretion of the   of Amundi Pioneer since November 2008;
                                 Board.                  Assistant Treasurer of all of the Pioneer
                                                         Funds since January 2009; Client Service
                                                         Manager - Institutional Investor Services at
                                                         State Street Bank from March 2003 to March
                                                         2007
-----------------------------------------------------------------------------------------------------------------------------------

                           Pioneer Solutions Funds | Annual Report | 7/31/17 141

-----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                    Term of Office and                                                      Other Directorships
Position Held With the Fund      Length of Service       Principal Occupation                            Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (64)             Since 2010. Serves at   Chief Compliance Officer of Amundi Pioneer and  None
Chief Compliance Officer         the discretion of the   of all the Pioneer Funds since March 2010;
                                 Board.                  Chief Compliance Officer of Amundi Pioneer
                                                         Institutional Asset Management, Inc. since
                                                         January 2012; Chief Compliance Officer of
                                                         Vanderbilt Capital Advisors, LLC since July
                                                         2012: Director of Adviser and Portfolio
                                                         Compliance at Amundi Pioneer since October
                                                         2005; Senior Compliance Officer for Columbia
                                                         Management Advisers, Inc. from October 2003 to
                                                         October 2005
-----------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (46)             Since 2006. Serves at   Director - Transfer Agency Compliance of        None
Anti-Money Laundering Officer    the discretion of the   Amundi Pioneer and Anti-Money Laundering
                                 Board.                  Officer of all the Pioneer Funds since 2006
-----------------------------------------------------------------------------------------------------------------------------------

142 Pioneer Solutions Funds | Annual Report | 7/31/17

                         This page is for your notes.

                           Pioneer Solutions Funds | Annual Report | 7/31/17 143

                         This page is for your notes.

144 Pioneer Solutions Funds | Annual Report | 7/31/17

                         This page is for your notes.

                           Pioneer Solutions Funds | Annual Report | 7/31/17 145

                         This page is for your notes.

146 Pioneer Solutions Funds | Annual Report | 7/31/17

                         This page is for your notes.

                           Pioneer Solutions Funds | Annual Report | 7/31/17 147

                         This page is for your notes.

148 Pioneer Solutions Funds | Annual Report | 7/31/17

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                  ask.amundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO]  Amundi Pioneer
        ==============
      ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2017 Amundi Pioneer Asset Management 19417-11-0917

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $78,000 payable to Ernst & Young LLP for the year ended
July 31, 2017 and $106,661 payable to Deloitte & Touche LLP for the year ended July 31, 2016.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2017 or 2016.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Trust were $24,084
payable to Ernst & Young LLP for the year ended
July 31, 2017 and $16,884 payable to Deloitte & Touche LLP for the year ended July 31, 2016.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2017 or 2016.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended July 31 2017 and 2016, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $24,084 payable to Ernst & Young LLP for the year ended
July 31, 2017 and $16,884 payable to Deloitte & Touche LLP for the year ended July 31, 2016.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Asset Allocation Trust


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date January 3, 2018


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer


Date January 3, 2018


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer


Date January 3, 2018

* Print the name and title of each signing officer under his or her signature.